EXHIBIT 10.2

Execution Copy

LICENSE AGREEMENT

BETWEEN

BUKWANG PHARM. CO., LTD.

AND

PHARMASSET, INC.

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT is executed as of June 23, 2005, by and between BUKWANG PHARM. CO., LTD., with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (“Bukwang”), and PHARMASSET, INC., with principal offices located at 1860 Montreal Road, Tucker, Georgia 30084, U.S.A. (“Pharmasset”).

WITNESSETH:

WHEREAS, Bukwang has evidenced the in vitro and in vivo activity of an L- nucleoside compound known generically as “L-FMAU” OR “CLV” or “Clevudine”;

WHEREAS, L-FMAU is covered by patents and patent applications filed in various countries throughout the world;

WHEREAS, Bukwang has entered into that certain license agreement, dated December 28, 1995, as amended effective September 1, 1997, December 1, 1997, February 27, 1998 (now ineffective) and July 15, 2001 (collectively the “Primary License Agreement”) with Yale University (“Yale”) and University of Georgia Research Foundation, Inc. (“UGARF”) (Yale and UGARF collectively, the “Primary Licensors”), a copy of which Primary License Agreement is attached hereto as Exhibit A, pursuant to which Bukwang has obtained an exclusive worldwide license under the Primary Licensors’ patents and patent applications and has acquired the right to grant licenses under such patents and patent applications;

WHEREAS, effective February 2, 1998, Bukwang entered into a License Agreement with Triangle Pharmaceuticals covering the Compound (the “Triangle License Agreement”), which Triangle License Agreement was terminated effective August 6, 2003, in accordance with that certain Termination Procedure Letter dated July 5, 2003 attached hereto as Exhibit B.

WHEREAS, Bukwang possesses certain technology and know-how relating to L-FMAU and has the right to grant licenses in respect of such technology and know-how; and

WHEREAS, Pharmasset desires to obtain, and Bukwang desires to grant, an exclusive license for the Territory under such patents, patent applications, technology and know-how.

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NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

ARTICLE 1. DEFINITIONS

The following terms as used herein, when written with an initial capital letter, shall have the meanings ascribed to them below:

1.1 “Acquisition Cost” shall mean the actual invoiced price paid by a party to any non-Affiliate third party for acquiring any item (e.g., a Compound or other active ingredient), including but not limited to, shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

1.2 “Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

1.3 “Agreement” shall mean this Agreement, including all Exhibits attached hereto.

1.4 “Bukwang Know-How” shall mean all Know-How that is necessary or useful for the development, manufacture, use, sale, offer for sale, import, export and/or registration of the Compounds or the Licensed Products that is Controlled by Bukwang as of the Effective Date (including, but not limited to, any Know-How licensed to Bukwang under the Primary License Agreement), or which is not Joint Know-How or Joint Inventions, or at anytime during the term of this Agreement including, but not limited to, all manufacturing and synthesis Know-How.

1.5 “Bukwang Patents” shall mean all Patents in the Territory Controlled by Bukwang as of the Effective Date (including, but not limited to, all Patents licensed to Bukwang

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

under the Primary License Agreement (the “Primary License Patents”) and under the Triangle License Agreement) or during the term of this Agreement and that claim the development, registration, manufacture, use or sale, offer for sale, import and/or export of the Compounds or Licensed Products. All Bukwang Patents as of the Effective Date are listed in Exhibit C attached hereto (all Bukwang Patents coming into existence after the Effective Date shall be listed on amendments to Exhibit C and attached hereto by the parties hereto within ten (10) days from the date such Patent comes into existence). For the avoidance of doubt, Pharmasset acknowledges that the Primary License Patents do not include certain patents related to delta hepatitis virus applications, specifically, the patent family identified by U.S. patent number [***] and U.S. patent application serial number [***] and all foreign counterpart patents and patent applications thereto.

1.6 “Bulk Drug Substance” shall mean the Compound in bulk form which, if appropriately formulated and finished, would be suitable for preclinical or clinical use.

1.7 “cGMP” shall mean all applicable standards relating to manufacturing practices for fine chemicals, active pharmaceutical ingredients, intermediates, bulk products or finished pharmaceutical products, including (i) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 210 and 211 and The Rules Governing Medicinal Products in the European Community, Volume IV Good Manufacturing Practice for Medicinal Products as each may be amended from time to time, (ii) the principles detailed in the ICH Q7A guidelines, (iii) laws promulgated by any governmental authority having jurisdiction over the manufacture of Compound or Licensed Product within the Territory, and (iv) publicly available guidance documents promulgated by any governmental authority having jurisdiction over the manufacture of Compound or Licensed Product (including but not limited to publicly available advisory opinions, compliance policy guides and guidelines), which guidance documents are being implemented within the pharmaceutical manufacturing industry.

1.8 “Combination Product” shall mean any Licensed Product that contains Compound and one or more pharmaceutically active ingredients in addition to Compound.

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1.9 “Compounds” shall mean the compound known as L-FMAU, with the chemical name 2’-fluoro-5-methyl-ß-L-arabinofuranosyluracil, including any salts, esters, isomers, solutes, polymorphs and derivatives thereof.

1.10 “Control” shall mean, with respect to any intellectual property right or other intangible property, that a party or one of its Affiliates owns or has a license or sublicense to such item or right, and has the ability to grant access, license or sublicense in or to such right without violating the terms of any agreement or other arrangement with any third party.

1.11 “Development Program” shall mean the research and development program described in Article 6 of this Agreement.

1.12 “Dollars” shall mean United States dollars.

1.13 “Effective Date” shall mean the later of (a) the date first written above and (b) the date, if any, that all of the conditions set forth in Section 14.1 shall have been satisfied or, if applicable, waived.

1.14 “FDA” shall mean the United States Food and Drug Administration or any successor entity thereto and any domestic equivalent within the Territory.

1.15 “Field” shall mean all human antiviral applications and uses.

1.16 “First Commercial Sale” shall mean, with respect to a Licensed Product and on a country-by-country basis, the first commercial sale after receipt of Registration of such Licensed Product in such country. Sales for clinical studies, compassionate use, named patient programs, or under a treatment IND, where the Licensed Product is supplied with or without charge shall not constitute a First Commercial Sale.

1.17 “HBV” shall mean hepatitis B virus.

1.18 “IND” shall mean an Investigational New Drug Application, and any domestic equivalent within the Territory, filed with the FDA.

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1.19 “Indemnitees” shall mean (a) in the case of the indemnity set forth in Sections 12.1, Bukwang, its Affiliates and sublicensees, the Primary Licensors, the Primary Licensors’ officers and directors, the University of Georgia and its employees, the Inventors (as that term is defined in the Primary License Agreement) and their heirs, executors, administrators, and legal representatives; (b) in the case of the indemnity set forth in Section 12.2, Pharmasset, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 12.3, the parties identified in Subsections 1.19(a) and 1.19 (b) above, as applicable.

1.20 “Invention” shall mean any discovery (whether patentable or not) conceived during the term of this Agreement and necessary or useful for the manufacture, use, development, import and/or export of Compounds or Licensed Products or the sale or offer for sale of Licensed Products.

1.21 “Joint Inventions” shall mean any Inventions that are jointly made by at least one (1) Bukwang employee or permitted contractor and at least one (1) Pharmasset employee or permitted contractor.

1.22 “Joint Know-How” shall mean all Know-How that is necessary or useful for the development, registration, manufacture, use, sale, offer for sale, import and/or export of the Compounds or the Licensed Products that is developed jointly by at least one (1) Bukwang employee or permitted contractor and at least one (1) Pharmasset employee or permitted contractor during the term of this Agreement. All Joint Know-How shall be owned jointly by the parties hereto.

1.23 “Joint Project Committee” shall mean the committee described in Article 7 hereof.

1.24 “Know-How” shall mean any non-public information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including without limitation, databases, ideas, discoveries, inventions, trade secrets, practices, methods, tests, assays, techniques, specifications, processes, formulations, formulae, knowledge, know-how, skill, experience, materials, including pharmaceutical, chemical and biological materials, products and

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compositions, scientific, technical or test data (including pharmacological, biological, chemical, biochemical, toxicological and clinical test data), analytical and quality control data, stability data, studies and procedures, drawings, plans, designs, diagrams, sketches, technology, documentation, and patent-related and other legal information or descriptions.

1.25 “Licensed Product(s)” shall mean any pharmaceutical product containing one or more Compounds as an active ingredient, alone or in combination with other active ingredients.

1.26 “Manufacturing Cost” shall mean, with respect to a particular item (e.g., a Compound or other active ingredient), the costs of direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture by it of such item and, without duplication, normal production overhead (i.e., indirect labor, utilities, maintenance, depreciation of the manufacturing equipment and facilities and other allocable overhead of the manufacturing facility), all determined in accordance with U.S. GAAP.

1.27 “NDA” shall mean a New Drug Application, and any domestic equivalent within the Territory, filed with the FDA.

1.28 “NDA Acceptance” shall mean the written notification without qualification by the FDA that the NDA has met all the criteria for filing acceptance pursuant to 21 C.F.R. § 314.101.

1.29 “Net Sales” shall mean, with respect to a Licensed Product, the gross sales price of such Licensed Product billed by Pharmasset, its Affiliates or sublicensees to independent customers less (to the extent actually given, paid or allowed, as appropriate, without duplication): (a) normal and customary trade, quantity and cash discounts, all rebates (including those paid to third party payors), price reductions, reimbursements, credits or chargebacks, including any credits, volume rebates, charge-back and prime vendor rebates, fees, fees for services or reimbursements granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations; (b) sales, value added, use, or other similar taxes, and tariffs, custom duty, excise or other duty and any other official

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governmental charges; (c) transportation, freight, insurance and handling charges; (d) adjustments, allowances or credits (calculated on a per unit basis) to customers, including without limitation on account of price adjustments, official governmental requirements, billing errors, rejection, damage, recalls, or returns (including allowances actually given for spoiled damaged, out-dated, rejected, returned Licensed Product sold, withdrawals and recalls) of such Licensed Product; (e) payments or rebates paid in connection with sales of Licensed Products to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid, P.P.R.S., or similar programs or to social or welfare systems, and (f) any item in the future substantially similar in character/substance to the foregoing, all determined in accordance with U.S. GAAP. For purposes hereof, a sale shall be deemed to occur when a Licensed Product is billed.

In the event that Pharmasset or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes; provided, however, the disposition of a Licensed Product or the use of the Licensed Product in clinical studies, compassionate use, named patient programs, under a treatment IND, introduction, without sales, into a formulary or equivalent thereof, any nonregistrational non-commercial studies, patient assistance program or any similar instance shall not result in any Net Sales. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of “arm’s length” sales by Pharmasset or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such “arm’s length” sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such “arm’s length” sales occurred. If no “arm’s length” sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of “arm’s length” sales in all countries in the Territory during such royalty period.

For purposes of determining Net Sales of a Licensed Product that is sold as a Combination Product, the Net Sales of any such Combination Product shall be determined in any accounting period by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the average invoiced price per unit of the Licensed Product when sold as a

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stand-alone Licensed Product in finished form in the applicable country in the Territory and B is the average invoice price of the other product(s) sold as stand-alone product(s) in finished form in the applicable country in the Territory. In the event that such average invoiced price cannot be determined for the Licensed Product or the other product(s), the fraction applied to Net Sales in the applicable country in the Territory for purposes of determining royalties shall be one-half (1/2). In the event that a Combination Product containing a Compound and two or more other compound as active ingredients is sold in a country before a Licensed Product containing only one or more Compounds is sold in that country, the portion of gross sales price of such Combination Products attributable to Compounds until a Licensed Product containing only one or more Compounds as active ingredients is sold in that country shall be the percentage determined by dividing one by the number of active ingredients in that Combination Product.

1.30 “Patent” shall mean (i) patents, re-examinations, reissues, renewals, extensions, supplementary protection certificates and term restorations, any confirmation patent or registration patent or patent of addition based on any such patent, (ii) pending applications for patents, including without limitation continuations, continuations-in-part, divisional, provisional and substitute applications, and inventors’ certificates, (iii) all foreign counterparts of any of the foregoing, and (iv) all priority applications of any of the foregoing.

1.31 “Pharmasset Know-How” shall mean all Know-How Controlled by Pharmasset and arising solely out of the Development Program or the manufacture, use or sale of the Compounds that is useful for the development, registration, manufacturing, using or selling of the Compounds that is not Joint Know-How or Joint Inventions during the term of this Agreement. For the avoidance of doubt, the Pharmasset Know-How shall not include any Know-How covering the development, registration, manufacturing, using or selling of Racivir.

1.32 “Pharmasset Patents” shall mean all Patents Controlled by Pharmasset claiming the development, registration, manufacturing, using or selling of the Compounds. As of the Effective Date, there are no Pharmasset Patents. All Pharmasset Patents coming into existence after the Effective Date shall be listed on amendments to Exhibit D and attached hereto by the parties hereto within ten (10) days from the date such Patent comes into existence. For the

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avoidance of doubt, the Pharmasset Patents shall not include any Patent claiming the development, registration, manufacturing, using or selling of Racivir.

1.33 “Registration” shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing and reimbursement approvals, if any) as may be legally required before such Licensed Product may be commercialized or sold in such country.

1.34 “Retained Territory” shall mean all countries of the world other than those in the Territory.

1.35 “Territory” shall mean all the countries in Central America, North America, South America, Europe, the Caribbean and Israel, including those countries set forth on Exhibit E, and any and all territories and possessions of any such countries.

1.36 “U.S. GAAP” shall mean generally accepted accounting principles in the United States, consistently applied.

1.37 “Valid Claim” shall mean an issued or granted claim of any issued and unexpired patent included among the Bukwang Patents that is listed on Exhibit C and that has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference or opposition proceeding.

ARTICLE 2. LICENSES

2.1 License Under Bukwang Patents and Bukwang Know-How. Bukwang hereby grants Pharmasset the exclusive right and license under the Bukwang Patents and the Bukwang Know-How to develop, have developed, make, have made, use, import and export Compounds and Licensed Products for the purposes of offering for sale, selling and having sold Licensed Products (including, but not limited to, Bulk Drug Substance) in the Territory in the Field during the term of this Agreement.

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2.2 Extension to Affiliates. Pharmasset shall have the right to extend its rights under the license granted in Section 2.1 to one or more of its Affiliates; provided, that Pharmasset (a) gives Bukwang at least thirty (30) days’ prior written notice of such extension and (b) shall remain responsible for such Affiliate’s compliance with all Pharmasset’s obligations under this Agreement which apply to such Affiliate.

2.3 Sublicenses to Third Parties. Pharmasset may grant sublicenses to non-Affiliate third parties without any consent; provided, however, in the event that Pharmasset proposes to grant a sublicense to a prospective non-Affiliate sublicensee which is not listed among the top one hundred (100) pharmaceutical companies (based solely on pharmaceutical sales) by IMS, Pharmasset must first obtain the prior written consent of Bukwang and the Primary Licensors, which consent shall not be unreasonably withheld or delayed; provided, further, however, the grant of rights to a third-party distributor authorized to import Licensed Product (“Distributor”) to distribute a Licensed Product shall not be considered a sublicense and, therefore, Pharmasset shall not be required to obtain the prior consent of either Bukwang or the Primary Licensors prior to granting such rights to such Distributor. No sublicense granted by Pharmasset shall relieve it of any obligation hereunder. With respect to any sublicense for which Bukwang’s consent is not required pursuant to this Section 2.3, Pharmasset shall provide Bukwang with notice of its intention to grant a sublicense at least fifteen (15) days prior to entering into the applicable sublicense agreement. Pharmasset shall promptly provide Bukwang with a copy of any executed sublicense agreement subject to any third party confidentiality obligations.

2.4 License Under Pharmasset Patents and Pharmasset Know-How. Pharmasset hereby grants Bukwang a non-exclusive right and license under the Pharmasset Patents and Pharmasset Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products, with a right to sublicense, in the Retained Territory in the Field and in the event Pharmasset’s license granted under Section 2.1 is terminated in a given country within the Territory (other than by expiration or by Pharmasset pursuant to Section 15.2 hereof) in such country from and after the date of termination. The license granted pursuant to this Section 2.4 shall be royalty free; provided that if Pharmasset would be required to pay any amounts to any third party under the Pharmasset Patents and/or Pharmasset Know-How in the Retained

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Territory, Bukwang shall be responsible for any and all such amounts solely with respect to the Retained Territory.

2.5 Covenant Not to Sue. Pharmasset and Bukwang agree that, during the term of this Agreement, neither it nor any of its Affiliates will assert against the other party (a “licensed party”) or its Affiliates or sublicensees any patent not included in the Bukwang Patents or Pharmasset Patents, as applicable, that is or might be infringed by reason of such licensed party’s or its Affiliates’ or sublicensees’ exercise of the license granted to it hereunder.

2.6 Right of First Refusal for Racivir. Subject to any rights of third parties, including Gilead Sciences, Inc. or its successors (“Gilead”), as of the Effective Date, Pharmasset hereby grants Bukwang a right of first refusal to license under existing and future Patents and Know-How Controlled by Pharmasset relating to the development, making, using, marketing and selling of Racivir for the treatment of HBV in Korea with no license fee or milestone payment obligations and with a royalty of [***] percent ([***]%) of net sales of pharmaceutical product containing Racivir as an active ingredient. For purposes of this Section, “Racivir” means (±)-FTC, with the chemical name (±)-ß-2’,3’-dideoxy-5-fluoro-3’-thiacytosine. In the event that Bukwang determines to exercise such right of first refusal it shall so notify Pharmasset (“Bukwang Notice”) and Pharmasset shall, within five (5) days of its receipt of the Bukwang Notice, notify each third party with rights to Racivir of Bukwang’s election to exercise its right of first refusal hereunder, and Pharmasset shall notify Bukwang within five (5) days of a third party’s timely exercise or failure to timely exercise its right of first refusal such that Bukwang may exercise its right without giving effect to an additional opportunity of such third party to exercise its right of first refusal. If a third party has not exercised its right of first refusal, the parties shall negotiate in good faith for a period of ninety (90) days a separate agreement for the license rights contemplated by this Section 2.6. If the parties are unable to reach agreement during such time period, Pharmasset shall have no further obligation to Bukwang under this Section 2.6.

2.7 Retained License. Pharmasset acknowledges that, pursuant to paragraph 2.2 of the Primary License Agreement, the Primary Licensors have retained on their behalf and on the behalf of any of their research collaborators a royalty-free right and license to make and use

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Compounds and Licensed Products and to practice the Licensed Technology (as defined therein) for research and educational purposes only.

2.8 United States Government Rights. Pharmasset acknowledges that the Bukwang Patents licensed under the Primary License Agreement, Bukwang Know-How licensed under the Primary License Agreement, or portions thereof were developed with financial or other assistance through grants or contracts funded by the United States government. Pharmasset acknowledges that, in accordance with Public Law 96-517, other applicable statutes, regulations and Executive Orders now in existence or as may be amended or subsequently enacted, the United States government has certain rights in the Bukwang Patents licensed under the Primary License Agreement and Bukwang Know-How licensed under the Primary License Agreement. Pharmasset shall take all reasonable actions necessary to enable the Primary Licensors to satisfy their obligations of which Pharmasset is notified under any federal law relating to the Bukwang Patents or Bukwang Know-How. If, at any time during the term of this Agreement, the United States government should take action which terminates the Primary License Agreement or requires that the Primary License Agreement be terminated, Pharmasset acknowledges that, upon such termination, Pharmasset shall become a direct licensee with the Primary Licensors for the Territory pursuant to paragraph 2.5 of the Primary License Agreement and this Agreement shall continue with respect to any Bukwang Patents and Bukwang Know-How that are not licensed under the Primary License Agreement. If, due to such government action, Pharmasset becomes a direct licensee with the Primary Licensors, the parties hereto shall negotiate in good faith, in light of amendments, if any, to the Primary License Agreement, as to a reduction of royalty obligations hereunder as may then be necessary to ensure that the royalty due to Bukwang shall not be more than [***] percent ([***]%) and the total royalty due to both the Primary Licensors and Bukwang shall not be more than [***] percent ([***]%). In the event that the Primary License Agreement is terminated and Pharmasset becomes a direct licensee with the Primary Licensors and the royalty due to Bukwang immediately prior to such termination of the Primary License Agreement is less than [***] percent ([***]%) for any country in the Territory, the royalty due to Bukwang for such country shall decrease proportionately and shall not be more than [***] percent ([***]%) of the royalty due to Bukwang before such termination. As an example, in the event that the Primary License Agreement is terminated and Pharmasset becomes a direct licensee with the Primary Licensors and the royalty payable by Pharmasset to Bukwang

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

in a given country immediately prior to such termination was [***] percent ([***]%), then the royalty due to Bukwang for such country shall not be more than [***] percent ([***]%).

2.9 No Implied License. The license and rights granted in this Agreement to Pharmasset shall not be construed to confer any rights upon Pharmasset by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Bukwang Patents or Bukwang Know-How. The license and rights granted in this Agreement to Bukwang shall not be construed to confer any rights upon Bukwang by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Pharmasset Patents or Pharmasset Know-How.

2.10 Joint Know-How. During the term of this Agreement, with respect to Compounds or Licensed Products, Pharmasset shall have the exclusive right to use all Joint Know-How in the Territory, and Bukwang and its sublicensee shall have the exclusive right to use all Joint Know-How within the Retained Territory.

ARTICLE 3. LICENSE FEE, ROYALTIES, AND MILESTONE PAYMENTS

3.1 License Fee. As partial consideration for entering into this Agreement, Pharmasset shall pay Bukwang a license fee of six million United States Dollars (USD $6,000,000) (“License Fee”), provided that one million United States Dollars (USD $1,000,000) of the License Fee shall be paid within ten (10) days after the full execution hereof (“Initial Payment”) and the remaining five million United States Dollars (USD $5,000,000) shall be paid within fifteen days after receipt of an invoice specifying the satisfaction or waiver of all conditions precedent contained in Article 14; provided, further, that in the event that any such condition precedent remains unsatisfied and is not waived at the close of business on the forty-fifth (45th) day following the date of full execution hereof (subject to one fifteen (15) day extension at the election of either party if the only such condition then remaining unsatisfied and not waived is the condition set forth in Section 14.1(a) hereof), then the Initial Payment shall be returned to Pharmasset forthwith, no further payment of the remaining License Fee shall be payable and the Effective Date shall be deemed not to have occurred, such that this Agreement shall be of no further force and effect.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

3.2 Milestone Payments. So long as the Primary License Agreement is then in effect, Pharmasset shall pay Bukwang the milestone payments (each, a “Milestone Payment”) in the amounts specified below no later than thirty (30) days after the occurrence of the corresponding event designated below, unless Pharmasset has given Bukwang notice of termination of this Agreement in the entire Territory prior to such due date.

	Milestone	Milestone Payment

(a)	The earlier of (i) first patient dosed in the first FDA accepted pivotal (i.e., used for registration purposes in the Territory) Phase III clinical study wherever located or (ii) first patient dosed after designation of a Phase II clinical study as a FDA accepted pivotal Phase III clinical study wherever located used for registration purposes in the Territory.	USD $1,000,000

(b)	NDA Acceptance in the Territory	USD $ [***]

(c)	FDA Approval of the NDA in the Territory	USD $ [***]

(d)	First Commercial Sale in the United States	USD $ [***]

(e)	First Commercial Sale in Europe	USD $ [***]

(f)	First time achievement of USD $[***] in annual Net Sales in the Territory	USD $ [***]

(g)	First time achievement of USD $[***] in annual Net Sales in the Territory	USD $ [***]

(h)	First time achievement of USD $[***] in annual Net Sales in the Territory	USD $ [***]

	Total Milestone Payments	USD $ [***]

3.3 Earned Royalties; Duration and Reduction.

(a) Pharmasset shall pay Bukwang a royalty equal to [***] percent ([***]%) of the Net Sales of Licensed Products sold in the Territory by Pharmasset and its Affiliates and sublicensees; provided, however, if a sublicensee is listed among the top one hundred (100) pharmaceutical companies (based solely on pharmaceutical sales) by IMS, then Pharmasset shall only pay Bukwang a royalty equal to [***] percent ([***]%) of the Net Sales of Licensed Products sold in the Territory by any such sublicensee.

(b) Royalties under this Article 3 shall be paid in respect of Licensed Products in a given country for a period of [***] ([***]) years after the First Commercial Sale of a Licensed Product in such country in case that, in such particular country, no Valid Claim is

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

granted. For the countries where a Valid Claim is granted, royalties shall be paid in respect of a given Licensed Product in such country only so long as the manufacture (excluding packaging), use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Claim in such country.

(c) Subject to Article 9 of this Agreement, if at any time during the term of this Agreement, (i) a third party or third parties commence selling a product in a country of the Territory and (ii) such product contains any Compound (“Unlicensed Unit Sales”), then (A) if such Unlicensed Unit Sales for any royalty period amount to more than [***] percent ([***]%) and less than [***] percent ([***]%) of Pharmasset’s Unit Sales of Licensed Product containing such Compound in such country in such royalty period, determined in accordance with Section 3.3(d) below, then Pharmasset’s royalty obligation in such country with respect to such Licensed Product shall be reduced by [***] percent ([***]%) of the Net Sales, or (B) if such Unlicensed Unit Sales for any royalty period amount to more than [***] percent ([***]%) of Pharmasset’s Unit Sales of Licensed Product containing such Compound in such country in such royalty period, determined in accordance with Section 3.3(d) below, then Pharmasset’s royalty obligation in such country with respect to such Licensed Product shall be reduced by [***] percent ([***]%) of the Net Sales. Notwithstanding the foregoing, in no event shall the royalty due to Bukwang be reduced to less than [***] percent ([***]%); provided that, it will not be deemed to be commercially unreasonable for Pharmasset not to sell Product in any country in which Unlicensed Unit Sales for any royalty period amount to more than [***] percent ([***]%) of Pharmasset’s Unit Sales in such country in the last prior royalty period, determined in accordance with Section 3.3(d) below.

(d) For purposes of this Section 3.3, (i) “Unlicensed Unit Sales” and “Pharmasset’s Unit Sales” shall be deemed to mean the Compound contained in the third party products (irrespective of dosage form) and the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such unit; and (ii) Unlicensed Unit Sales shall be determined by the sales reports of IMS or any successor to IMS or any other independent marketing auditing firm selected by Pharmasset and reasonably acceptable to Bukwang. If Pharmasset is entitled to a royalty reduction based on Unlicensed Unit Sales pursuant to Section 3.3(c) for any royalty period, Pharmasset shall submit the sales report of IMS or such other

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

independent firm, as applicable for the relevant royalty period to Bukwang, together with Pharmasset’s sales report for the relevant royalty period. Such sales reports for each royalty period in which Pharmasset is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

3.4 Annual Minimum Royalties. In the event that, during the [***] full calendar year following the year during which the FDA Registration for an HBV indication is granted for a Licensed Product or any calendar year thereafter for as long as royalty obligations exist in at least [***] Major Market Countries (as defined below), Pharmasset’s total annual royalty payments to Bukwang pursuant to Section 3.3 above are less than $[***] (the “Annual Minimum”), Pharmasset shall make a payment to Bukwang together with the royalty report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the difference between such Annual Minimum and the royalties paid to Bukwang for the preceding year pursuant to Section 3.3 above. As used in this Section 3.4, “Major Market Countries” shall mean the United States, Italy, Spain, France and Germany.

3.5 Accrual of Royalties. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes, or distributed as samples. No royalties shall be payable on sales of Licensed Products among Pharmasset, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by Pharmasset, its Affiliates or sublicensees to a third party. No multiple royalty shall be payable because the manufacture, use or import of Compounds or a Licensed Product or offer for sale or sale of a Licensed Product is covered by more than one Valid Claim or by at least one Valid Claim and the Bukwang Know-How.

3.6 Compulsory Licenses. Should a compulsory license be granted to any third party in any country of the Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by Pharmasset in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

3.7 Third Party Patents. If Pharmasset, due to a claim of infringement by a third party, is required, after consultation with Bukwang, to obtain a license from any third party under any patent in order to use, make, have made, offer for sale or sell a Licensed Product, or if

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Pharmasset is required, after consultation with Bukwang, to pay a royalty under such license calculated on sales of a Licensed Product in any country, and the infringement of such third party patent cannot reasonably be avoided by Pharmasset, or if Pharmasset is required by a court of competent jurisdiction to pay such a royalty, then Pharmasset’s obligation to pay royalties to Bukwang based on sales of the same Licensed Product in such country under this Article 3 shall be reduced by [***] percent ([***]%) of the amount of the royalty paid to such third party. In addition, if Pharmasset is required to pay upfront payments, license fees, milestone payments or other similar payments to such third party in consideration for such license, then Pharmasset may amortize the amount of such other payment equally over a [***] period and apply such amounts as a credit against its royalty payment obligations. Notwithstanding the foregoing, in no event shall the royalty due to Bukwang pursuant to Section 3.3(a) be reduced to less than [***] percent ([***]%).

ARTICLE 4. REPORTS AND ACCOUNTING

4.1 Royalty Reports and Records.

(a) During the term of this Agreement commencing with the First Commercial Sale of the first Licensed Product, Pharmasset shall furnish, or cause to be furnished to Bukwang, written reports governing each of Pharmasset’s fiscal quarters showing:

(i) the gross sales of all Licensed Products sold by Pharmasset, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Sections 1.29; and

(ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales; and

(iii) the exchange rates used, if any, in determining the amount of Dollars; and

(iv) any Withholding Taxes (as defined below).

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(b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any Pharmasset Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate’s or sublicensee’s normal accounting practices.

(c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within sixty (60) days after the close of every Pharmasset fiscal quarter and shall be prepared in accordance with U.S. GAAP. Pharmasset shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. Pharmasset shall be responsible for all royalties and late payments that are due to Bukwang that have not been paid by Pharmasset’s Affiliates and sublicensees. Pharmasset’s Affiliates and sublicensees shall have, and shall be notified by Pharmasset that they have, the option of making any royalty payment directly to Bukwang.

(d) Withholding Taxes. Bukwang will be responsible for any and all income or other taxes owed by Bukwang and required by applicable law to be withheld or deducted from any of the royalty and other payments made by or on behalf of Pharmasset to Bukwang hereunder (“Withholding Taxes”), and Pharmasset may deduct from any amounts that Pharmasset is required to pay hereunder an amount equal to such Withholding Taxes. Pharmasset will provide Bukwang with reasonable advance notice of tax withholding obligations to which it reasonably believes that it is subject. Bukwang will provide Pharmasset any information available to Bukwang that is necessary to determine the Withholding Taxes. Such Withholding Taxes will be paid by Pharmasset to the proper taxing authority for Bukwang’s account and evidence of such payment will be secured and sent to Bukwang within one (1) month of such payment.

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4.2 Records of Sales. In order to enable Bukwang to exercise its audit rights pursuant to Section 4.3, Pharmasset, its Affiliates and sublicensees shall keep at their respective principal place of businesses true and accurate records of all sales hereunder in accordance with generally accepted accounting principles in such form and manner so that all royalties owed to Bukwang may be readily and accurately determined. Pharmasset shall furnish Bukwang copies of such records upon Bukwang’s request, which request shall not be made more often than once per calendar year.

4.3 Right to Audit. Bukwang (or the Primary Licensors on Bukwang’s behalf if authorized in writing to Pharmasset by Bukwang and provided they agree to be bound by the provisions of Sections 4.3 and 4.4) shall have the right, upon prior notice to Pharmasset, not more than once in each Pharmasset fiscal year nor more than once in respect of any calendar year, through an independent certified public accountant selected by Bukwang or the Primary Licensors, as applicable, and acceptable to Pharmasset, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of Pharmasset as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Pharmasset pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Pharmasset and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. Pharmasset shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense in accordance with U.S. GAAP and to grant access to such records by Bukwang’s or the Primary Licensors’ independent certified public accountant, as applicable, under the same terms that Bukwang has access to Pharmasset’s records. If such independent certified public accountant’s report shows any underpayment of royalties by Pharmasset its Affiliates or sublicensees, within thirty (30) days after Pharmasset’s receipt of such report, Pharmasset shall remit or shall cause its sublicensees to remit to Bukwang:

(a) the amount of such underpayment; and

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

(b) if such underpayment exceeds [***] percent ([***]%) of the total royalties owed for the fiscal year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit.

Otherwise, Bukwang’s accountant’s fees and expenses shall be borne by Bukwang. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment is fully credited, Bukwang agrees to refund the uncredited portion of such overpayment within thirty (30) days after receipt of the final royalty payment hereunder. Upon the expiration of [***] ([***]) months following the end of any fiscal year during the term of this Agreement or until the end of Pharmasset’s next subsequent fiscal year after the termination or expiration of this Agreement, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on Bukwang and Pharmasset, unless an audit for such fiscal year is initiated before expiration of such period. Pharmasset shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.3 in respect of each fiscal year for a period of [***] ([***]) months after the end of such fiscal year during the term of this Agreement and until the end of Pharmasset’s next subsequent fiscal year thereafter. If Pharmasset disputes the findings generated pursuant to this Section 4.3, the parties shall meet and discuss such dispute. If such dispute is not resolved within forty-five (45) days, then it shall be subject to Article 19.

4.4 Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Bukwang and its accountant shall retain all such information in confidence.

ARTICLE 5. PAYMENTS

5.1 Payments and Due Dates. Except as otherwise provided herein, royalties and other amounts payable to Bukwang as a result of activities occurring during the period covered by each royalty report provided for under Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date. Bukwang and Pharmasset agree that unless otherwise agreed by the parties, Pharmasset will remit all royalties and other amounts due

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

pursuant to Article 3 of this Agreement to Bukwang and Bukwang shall, in turn, be responsible for paying any amounts owed to the Primary Licensors pursuant to the Primary License Agreement.

In the event the Primary License Agreement is terminated (including as contemplated by Section 2.8 hereof), Pharmasset and Bukwang acknowledge and agree that, upon such termination, Pharmasset shall become a direct licensee with the Primary Licensors and this Agreement shall continue with respect to any Bukwang Patents and Bukwang Know-How that are not licensed under the Primary License Agreement. If Pharmasset becomes a direct licensee with the Primary Licensors, the parties hereto shall negotiate in good faith, in light of the royalties to be paid by Pharmasset directly to the Primary Licensors, as to a reduction of royalty obligations hereunder as may then be necessary to ensure that the royalty due to Bukwang shall not be more than [***] percent ([***]%) and the total royalty due to both the Primary Licensors and Bukwang shall not be more than [***] percent ([***]%). In the event that the Primary License Agreement is terminated and Pharmasset becomes a direct licensee with the Primary Licensors and the royalty due to Bukwang immediately prior to such termination of the Primary License Agreement is less than [***] percent ([***]%) for any country in the Territory, the royalty due to Bukwang for such country shall decrease proportionately and shall not be more than [***] percent ([***]%) of the royalty due to Bukwang before such termination. As an example, in the event that the Primary License Agreement is terminated and Pharmasset becomes a direct licensee with the Primary Licensors and the royalty payable by Pharmasset to Bukwang in a given country immediately prior to such termination was [***] percent ([***]%), then the royalty due to Bukwang for such country shall not be more than [***] percent ([***]%).

5.2 Wire Transfer. All payments to Bukwang shall be made by wire transfer to an account of Bukwang designated by Bukwang from time to time; provided, however, that in the event that Bukwang fails to designate such account, Pharmasset or its Affiliates and sublicensees may remit payment to Bukwang to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Bukwang of such account or change in such account, shall not be effective until fifteen (15) days after receipt thereof by Pharmasset.

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5.3 Currency Restrictions. Except as hereinafter provided in this Section 5.3, all royalties and other amounts shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, Pharmasset or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Bukwang’s accounts in a bank or depository in such country.

5.4 Overdue Payments. In the event any payment due hereunder is not made when due, the payment shall accrue simple interest (beginning on the date such payment is due) at the lower of (a) the US Prime Rate, as reported in the Wall Street Journal, Eastern Edition, on the due date (or, if the due date is not a business day, on the last business day prior to such due date), or (b) the maximum rate permitted by applicable law, and such payment when made shall be accompanied all interest so accrued; provided that such interest shall not be due to the extent that such payment is the subject of a good faith dispute by Pharmasset. The remittance of such interest shall not foreclose Bukwang from exercising any other rights it may have pursuant to this Agreement because such payment is late.

ARTICLE 6. DEVELOPMENT PROGRAM

6.1 Development Program. Within ninety (90) days following transfer by Gilead or Bukwang to Pharmasset of the IND for the United States in respect of the Compound and Licensed Product (or, in the event that Pharmasset demonstrates that such time period is impracticable, then as such time period is extended by the parties hereto), Pharmasset will prepare a detailed development plan with the objective of filing an NDA with the FDA in the United States and demonstrating that it has or will have the resources, marketing and medical expertise to attain such goal. Subject to Bukwang’s timely performance of its obligations hereunder, and in complete fulfillment of Pharmasset’s diligence obligations hereunder and any such obligations implied by law, Pharmasset will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, the development activities described in this Article 6. Pharmasset shall, at its expense, use Commercially Reasonable Efforts (a) to conduct a development program (the “Development Program”) relating to the use of the Licensed Product for HBV and (b) if the results of the Development Program so justify, to seek Registration for such Licensed Product in the United States and Europe. The Development Program shall be

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

mutually discussed by the parties hereto at the meetings of the Joint Project Committee held pursuant to Article 7 and shall take into consideration studies and experiments carried out, or to be carried out by, Bukwang and its licensees, if any, outside the Territory, but the activities within the Territory comprising the Development Program shall be determined at Pharmasset’s sole discretion. Anything in this Agreement to the contrary notwithstanding, Pharmasset shall be entitled to exercise prudent and justifiable business judgment in meeting its Commercially Reasonable Efforts obligations hereunder, provided, however, that (a) Pharmasset shall initiate a clinical study no later than [***] ([***]) months after the above-referenced transfer of the IND to Pharmasset, or such longer period as may be required to address any FDA requirements, provided that Pharmasset is actively addressing such requirements (it being understood that, if a clinical study has not been initiated within such [***] ([***]) month period, Pharmasset shall amend the Development Program in a manner reasonably satisfactory to Bukwang to address Pharmasset’s response to any such FDA requirements); and (b) in no event shall Pharmasset’s filing of an NDA with the FDA in the United States occur later than the [***] ([***]) anniversary of such IND transfer to Pharmasset, subject to extension, as negotiated in good faith by the parties hereto, in the event of regulatory actions beyond the control of the parties hereto or in the event that Bukwang fails to supply Pharmasset with sufficient quantities of clinical supply to enable Pharmasset to conduct the development activities. For purposes of this Article 6, “Commercially Reasonable Efforts” shall mean the efforts and resources which would be used (including without limitation the promptness in which such efforts and resources would be applied) by Pharmasset consistent with its normal business practices, with respect to a product or potential product at a similar stage in its development or product life taking into account efficacy, safety, commercial value, the competitiveness of alternative products that are in the marketplace or under development, and the patent and other proprietary position of such product.

ARTICLE 7. JOINT PROJECT COMMITTEE

7.1 Appointment of Coordinators. As soon as practicable after the Effective Date, Bukwang and Pharmasset shall each appoint an authorized representative (each, a “Coordinator”). Each party shall provide notice to the other as to the identity of the individual so appointed. Each Coordinator shall be responsible for communications, other than legal notices,

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

7.2 Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of representatives of Pharmasset and Bukwang. The Joint Project Committee will consist of at least three (3) persons from each of Pharmasset and Bukwang, such persons having significant responsibility for the development and/or marketing of the Licensed Product. The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in-person, but no less than semi-annually during the term of this Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of Joint Project Committee and other representatives of such Coordinator’s party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with participation in the Joint Project Committee.

7.3 Objective of the Joint Project Committee. The primary objective of the Joint Project Committee will be to facilitate the expeditious Registration of a Licensed Product in the United States and Europe by Pharmasset and in Korea by Bukwang by, inter alia:

(a) subject to Section 7.5, facilitating the exchange of data and study results between the parties;

(b) providing a forum for protocol and development plan review; and

(c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts.

7.4 Due Consideration. Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings; provided, however, that all final decisions relating to the development of Licensed Products in the [***] will be made by [***] and all final decisions relating to the development of Licensed Products in [***] will be made by [***].

7.5 Exchange of Study Results. Each party shall submit a report detailing the results of each non-clinical and clinical study which it performs to the other party within thirty (30) days

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after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with semi-annual progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover the semi-annual periods ending each June 30 and December 31 and shall be due on or before July 15 and January 15 of each year, respectively.

Each party shall permit the other party, including sublicensees of other party, access to and grant such other party the right to reference and use for any purpose, all data, regulatory filings and regulatory communications associated with any submissions for regulatory approval or other issues associated with any Licensed Product. To the extent that any such data, regulatory filings or regulatory communications are held by a third party, the Party shall arrange direct access to the portions of such data, regulatory filings or regulatory communications for the other party. Notwithstanding the foregoing, in the event any such data, filings or communications of Pharmasset relate to a Combination Product, Bukwang shall only be entitled to reference such data, filings or communications in Korea and no other country in the Retained Territory and shall not be entitled to share such data, filings or communications with any third party.

7.6 Publications. Each party reserves the right to publish or publicly present the results of its own development activities in respect of the Licensed Products (the “Results”). The party proposing to publish or publicly present the Results (the “publishing party”) will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials and press releases to the other party (the “non-publishing party”) for comments at least thirty (30) days prior to submission for publication or oral presentation, except, in the case of press releases, where applicable law, in the reasonable opinion of the publishing party, requires such press release to be issued within time constraints which would make such review impractical. The non-publishing party shall notify the publishing party in writing within thirty (30) days of receipt of such draft whether such draft contains Information (as hereinafter defined) of the non-publishing party which it considers to be confidential under the provisions of Article 13 hereof, or information that if published would have an adverse effect on a patent application for which non-publishing party has initial patent prosecution responsibility pursuant to Article 8 of this Agreement. In the latter case, the non-publishing party shall have the right to request a

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delay and the publishing party shall delay such publication for a period not exceeding sixty (60) days. In any such notification the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. The publishing party shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any Information disclosed by the non-publishing party to the publishing party without the non-publishing party’s prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this Section 7.5 with respect to any of their proposed publications.

ARTICLE 8. PATENT PROSECUTION & TRADEMARK

8.1 Title to Inventions. Each party shall have and retain sole title in Inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

8.2 Bukwang Patents.

(a) During the period ending ninety (90) days after the Effective Date, Bukwang shall, in consultation with Pharmasset, file, prosecute and maintain all patent applications and patents included in the Bukwang Patents which Bukwang owns, if any, at Bukwang’s sole expense. At the end of such ninety (90) day period, in the Territory, Pharmasset shall assume responsibility for filing, prosecution and maintenance of the Bukwang Patents owned by Bukwang, if any, at Pharmasset’s expense. Bukwang and its patent counsel will cooperate fully with Pharmasset and its patent counsel to effect an orderly transfer of such prosecution and maintenance responsibilities.

(b) With respect to any Bukwang Patents licensed to it pursuant to the Primary License Agreement in the Territory, Pharmasset shall have those rights relating to the prosecution and maintenance of such Bukwang Patents as are set forth in Article 7 of the Primary License Agreement.

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(c) Except as otherwise expressly set forth in the first sentence of Section 8.2(a), Pharmasset agrees to reimburse the Primary Licensors or Bukwang, as applicable, for all external fees, costs and expenses incurred by them after the period provided in Section 8.2(a) in filing, prosecuting and maintaining the Bukwang Patents in the Territory. Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of receipt of the invoice. If Pharmasset fails to reimburse Bukwang or the Primary Licensors, as applicable, for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Bukwang Patents within the time allowed therefor, upon at least thirty (30) days’ prior written notice to Pharmasset, Bukwang or the Primary Licensors, as applicable, may remove such patent application or issued patent from the Bukwang Patents and Bukwang or the Primary Licensors shall be free, at its or their election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

(d) Pharmasset reserves the right to terminate its obligations pursuant to this Section 8.2 with respect to any patent application or patent included in the Bukwang Patents in any country or countries upon at least ninety (90) days’ prior written notice to Bukwang and the Primary Licensors. After the date specified in such notice on which Pharmasset’s obligation to pay further expenses terminates, such patent application or patent, as the case may be, shall no longer be included in the Bukwang Patents in those countries in which Pharmasset has exercised its rights to terminate such obligations.

8.3 Pharmasset Inventions. Pharmasset shall, in consultation with Bukwang, file such patent applications regarding any of the Pharmasset Patents and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties hereunder, giving due and reasonable consideration to Bukwang’s position, prosecute and maintain in force the resulting Pharmasset Patents, all at Pharmasset’s expense. Pharmasset shall enable Bukwang to directly contact and confer with Pharmasset’s patent counsel, at Bukwang’s expense, with respect to the prosecution of any patent applications constituting part of the Pharmasset Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Pharmasset Patents to include claims reasonably

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requested by Bukwang. The territorial scope of such filings shall be the subject of specific discussion between the parties. If for any reason Pharmasset declines to file a patent application or, having filed, declines to prosecute or maintain any of the Pharmasset Patents in any country, Bukwang may so file, prosecute or maintain in Pharmasset’s name and at Bukwang’s expense in such country, in which event, Pharmasset shall, at Bukwang’s request and expense, provide all reasonable assistance.

8.4 Joint Inventions. With respect to Joint Inventions: (a) all patent applications and patents with respect thereto shall be jointly owned by Bukwang and Pharmasset; (b) Pharmasset and its sublicensees and assignees shall be free to use such patent application and patents in the Territory and Bukwang and its licensees and assignees shall be free to use such patent applications and patents in the Retained Territory, in each event, without payment of royalty or accounting therefor; (c) each party agrees to consult with the other party and to give due and reasonable consideration to the other party’s position in determining the territorial scope of patent filings within the Territory (in the case of Pharmasset) and outside the Territory (in the case of Bukwang), and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (d) Pharmasset shall have the sole right and discretion to file within the Territory, and Bukwang shall have the sole right and discretion to file within the Retained Territory, any patent application and prosecute and maintain any resulting patent rights on Joint Inventions, in which event, the non-filing party shall, at the filing party’s request, provide all reasonable assistance and shall promptly reimburse the filing party with fifty percent (50%) of the reasonable out-of-pocket expenses so incurred by the filing party.

8.5 Further Obligations.

(a) Except as otherwise provided in Article 9 and 18, each party’s responsibilities for patent prosecution activities pursuant to this Article 8 shall also include all activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party’s position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any

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activities of the type described in the first sentence of this Section 8.5(a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense.

(b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 8, each party undertakes to keep the other party, throughout the term of this Agreement, regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other, upon reasonable request and at reasonable intervals, with all correspondence with the United States and European patent office counterparts with respect to the United States and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 8 and 9, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patents in the Bukwang Patents, Pharmasset Patents or those relating to Joint Inventions, as applicable, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 8, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its best efforts to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

(c) Each party will require all of its and its Affiliates’ employees to assign all Inventions that are the subject of patent applications claiming Inventions that are developed, made or conceived by such employees according to the ownership principles described in this Article 8. Each party will require any agents or independent contractors performing an activity pursuant to this Agreement to assign all Inventions that are the subject of patent applications

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

claiming Inventions that are developed, made or conceived by such agents or independent contractors to Bukwang and/or Pharmasset according to the ownership principles described in this Article 8.

8.6 Trademark. The Licensed Products shall be commercialized in the Territory under trademarks and trade dress selected by Pharmasset (the “Pharmasset Trademarks”) in its sole discretion. With the prior approval of Bukwang, such approval not to be unreasonably withheld or delayed, Pharmasset may select a trademark owned by Bukwang (a “Bukwang Trademark”) for use in connection with a Licensed Product in the Territory. If Pharmasset elects to utilize a Bukwang Trademark in connection with a Licensed Product, Bukwang hereby grants to Pharmasset an exclusive license to use the Bukwang Trademark in the Territory during the term of this Agreement solely in conjunction with the Licensed Products. In the event of termination or expiration of this Agreement, Pharmasset may continue such use of the Bukwang Trademark; provided that, for a period of [***] ([***]) years after the effective date of such termination or expiration, Pharmasset shall pay to Bukwang a royalty in the amount of [***] percent ([***]%) of Net Sales of Licensed Products commercialized under the Bukwang Trademark. At the end of such [***] ([***]) year period, Pharmasset shall have a fully-paid, royalty-free, exclusive, perpetual and irrevocable right and license to use such Bukwang Trademark in connection with the Products in the Territory.

ARTICLE 9. INFRINGEMENT

9.1 Third Party Infringement. If Pharmasset or Bukwang becomes aware of any activity that it believes represents an infringement of a Bukwang Patent, Pharmasset Patent or a Patent relating to Joint Inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement.

9.2 Pharmasset’s Rights Against Third Party Infringers. Except to the extent otherwise provided in paragraph 8.1 of the Primary License Agreement in respect of those Bukwang Patents licensed to Bukwang thereunder, Pharmasset shall have the first right to enforce or have enforced, at no expense to Bukwang, any Bukwang Patents or patent rights relating to Joint Inventions against infringement by third parties and shall be entitled to retain recovery from such enforcement as prescribed by this Subsection 9.2. Upon Pharmasset’s

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undertaking to pay all expenditures reasonably incurred by Bukwang, Bukwang shall reasonably cooperate in any such enforcement and, as necessary, join as a party therein. After first deducting its costs and expenses incurred in respect of enforcement (to the extent not otherwise awarded by settlement or a court), Pharmasset shall pay royalties (calculated per Section 3.3) on the balance of any monetary recovery attributable to lost sales (provided that such monetary recovery shall, subject to Pharmasset demonstrating otherwise, be presumed attributable to lost sales). In the event that Pharmasset does not file suit against or commence settlement negotiations with a substantial infringer of the Bukwang Patents or patent rights relating to Joint Inventions within six (6) months after receipt of a written demand from Bukwang that Pharmasset bring suit, then the parties will consult with one another in an effort to determine whether a reasonably prudent licensee would institute litigation to enforce the patent in question in light of all relevant business and economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Pharmasset and Bukwang, the diversion of Pharmasset’s human and economic resources, the impact of any possible adverse outcome on Pharmasset and the effect any publicity might have on Pharmasset’s and Bukwang’s respective reputations and goodwill). If the parties cannot agree, the determination will be made by a mutually and reasonably acceptable third party consultant. If, after such process, it is determined that a suit should be filed and Pharmasset does not file suit or commence settlement negotiations forthwith against the substantial infringer, then Bukwang shall have the right to enforce any patent not being enforced by Pharmasset that has been licensed hereunder on behalf of itself and Pharmasset (with Bukwang retaining all recoveries from such enforcement).

ARTICLE 10. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE

10.1 Transfer by Bukwang.

(a) Within fifteen (15) days following the Effective Date and as far as it has not previously done so, Bukwang shall supply Pharmasset with all Bukwang Know-How, including, but not limited to pharmacology, toxicology, preclinical testing, clinical testing, CMC data, batch records, trials and studies, safety and efficacy, manufacturing information, analytical and quality control. Bukwang shall also supply Pharmasset with copies of all study reports

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prepared with respect to the Compounds and/or Licensed Products. With respect to any Bukwang Know-How developed by Bukwang during the term of this Agreement, such disclosure will be made at least on a quarterly basis or sooner, if practicable.

(b) Bukwang hereby agrees to assign, and hereby does assign as of the Effective Date, to Pharmasset all INDs assignable by Bukwang relating to the Compound and/or Licensed Product in the Territory, upon which assignment all Bukwang obligations in respect of such INDs shall be assumed by Pharmasset and shall terminate as obligations of Bukwang. Effective as of the Effective Date, Bukwang shall execute a letter in the form attached hereto as Exhibit F notifying the FDA of the transfer of such INDs to Pharmasset. In the event that Bukwang obtains any INDs relating to the Compound and/or Licensed Product solely in the Territory after the execution of this Agreement, Bukwang hereby agrees to assign, and hereby does assign, to Pharmasset all such INDs obtained after the Effective Date.

10.2 Technical Assistance.

(a) Bukwang shall, upon request by Pharmasset, provide Pharmasset with reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Bukwang Know-How. Such assistance may include, but is not limited to, development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by Pharmasset of the Bukwang Know-How. In this regard, Bukwang agrees to make appropriate employees of Bukwang reasonably available to assist Pharmasset, and Bukwang agrees to provide reasonable numbers of appropriate Pharmasset personnel with access during normal business hours to the appropriate personnel and operations of Bukwang for such periods of time as may be reasonable in order to familiarize Pharmasset personnel with the Bukwang Know-How as applied by Bukwang. At Pharmasset’s reasonable request, such assistance shall be furnished at Pharmasset’s or its subcontractors’ or sublicensees’ facilities in the Territory, subject to a mutually agreed upon schedule. Such technical assistance shall include but not be limited to the following:

(i) Bukwang shall: (A) provide Pharmasset with access to any and all Drug Master File(s) or counterparts thereof in any countries of the Territory (“DMF”) of Bukwang relating to the manufacture of Bulk Drug Substance existing as of the Effective Date; (B) provide Pharmasset with letters of authorization to the FDA and other applicable government authorities in other countries of the Territory to refer to Bukwang’s DMFs; and (C) reasonably cooperate with Pharmasset in obtaining access to and letters of authorization to refer to the DMFs of Bukwang’s subcontractors which are, or will be, supplying any Bulk Drug Substance; and

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(ii) Within fifteen (15) days after the Effective Date, Bukwang shall provide Pharmasset with copies of all documentation in Bukwang’s possession reasonably necessary for Pharmasset to effectuate its Development Program.

(b) Subject to Article 21, in the event Bukwang supplies any Bulk Drug Substance to Pharmasset for the purpose of preclinical studies or clinical studies, Pharmasset will reimburse Bukwang for its Manufacturing Cost or Acquisition Cost therefor, subject, however, to reasonable substantiation thereof.

10.3 Transfer by Pharmasset. With respect to any Pharmasset Know-How developed by Pharmasset during the term of this Agreement, subject to the terms and conditions of this Agreement, Pharmasset shall supply Bukwang with such Pharmasset Know-How on at least a quarterly basis or sooner, if practicable.

10.4 Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

10.5 Pharmacovigilance. As soon as reasonably practicable following the date of this Agreement, the pharmacovigilance departments of each of Pharmasset and Bukwang and any of their respective licensees of the Licensed Product shall meet and determine the approach to be taken for the collection, review, assessment, tracking and filing of information related to adverse events associated with the Licensed Products. Such approach shall be documented in a separate and appropriate written pharmacovigilance agreement between each of Pharmasset and Bukwang. Bukwang agrees to share relevant information it receives (either directly or

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indirectly) with Pharmasset in a timely manner so as to allow Pharmasset to comply with its responsibility to report pharmacovigilance information. Bukwang shall be responsible for maintaining a global safety database for the Compound and the Licensed Products consistent with industry standard practices. Pursuant to the terms of the pharmacovigilance agreement, Bukwang shall provide Pharmasset access to the global safety database.

ARTICLE 11. WARRANTIES AND REPRESENTATIONS; LIMITATION OF

LIABILITY; AND DISCLAIMERS

11.1 Warranties and Representations of Bukwang. Bukwang warrants and represents the following as of the Effective Date hereof:

(a) It possesses the rights and corporate authorizations necessary to enter into this Agreement;

(b) Exhibit A is a true, complete and accurate copy of the Primary License Agreement;

(c) Exhibit B is a true, complete and accurate copy of the Termination Procedure Letter;

(d) Exhibit C is a complete list of all Patents included in the Bukwang Patents as of the Effective Date;

(e) Exhibit G is a complete list of all persons or entities to whom Bukwang has granted a license under the Bukwang Patents and/or Bukwang Know-How;

(f) It is not aware of any material facts which it has not disclosed to Pharmasset regarding the development, manufacture or use of any Compounds or Licensed Products or the sale of any Licensed Product or the practice of any inventions included in the Bukwang Patents or the use of the Bukwang Know-How by Pharmasset (except, potentially, details regarding the Bukwang Know-How to be provided under Article 10), including without limitation any material facts regarding the possibility that such development, manufacture, use, sale or practice might infringe any third party’s Know-How, Patents or other intellectual property in the Territory;

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(g) It is aware of no third party using or infringing all or any of the Bukwang Patents in derogation of the rights granted pursuant to this Agreement;

(h) It is aware of no third party claim to any rights in the Bukwang Patents or the Bukwang Know-How;

(i) It is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Bukwang Patent;

(j) The Primary License Agreement is in full force and effect and Bukwang will: (i) use its reasonable best efforts to fulfill all of its obligations under the Primary License Agreement, including, but not limited to any due diligence obligations outside the Territory set forth therein; (ii) take no action or fail to take any action which will cause it to be in breach of any provision of the Primary License Agreement; (iii) immediately notify Pharmasset in the event that Bukwang receives written notice from the Primary Licensors (or their successors) that Bukwang is in default under the Primary License Agreement or that the Primary Licensors (or their successors) have terminated or intend to terminate the Primary License Agreement; and (iv) not amend the Primary License Agreement in a manner which adversely affects Pharmasset’s rights and obligations hereunder;

(k) It is not aware of any action or proceeding, pending or threatened, with respect to Licensed Products and/or the Compound, including without limitation the conduct of any clinical trials, manufacturing activities or other activities, that questions the validity of this Agreement or any action taken by Bukwang in connection with the execution of this Agreement. There are no material unsatisfied judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a court, an administrative agency or by an arbitrator) against Bukwang with respect to Licensed Products and/or the Compound, including without limitation the conduct of any clinical trials, manufacturing activities or other activities;

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(l) Attached hereto as Exhibit H is a true, correct and complete list of all INDs and drug approval applications filed with a governmental authority in the Territory relating to the Compound or a Licensed Product;

(m) Intellectual Property.

(i) Bukwang and, to its knowledge, the Primary Licensors have submitted all information related to the Compound, Licensed Product and/or Bukwang Patents to the United States Patent and Trademark Office required to be submitted in accordance with 37 C.F.R. 1.56, 1.97 and 1.98;

(ii) The Bukwang Patents and Bukwang Know-How constitute all intellectual property Controlled by Bukwang that is necessary or useful to manufacture, develop, use or commercialize the Compound and/or Licensed Product, and to the knowledge of Bukwang there is not any other intellectual property necessary for such purposes that is not Controlled by Bukwang;

(iii) Other than in respect of the Primary License, each of Bukwang and its Affiliates owns all right, title and interest in and to, or has a license, sublicense or otherwise permission to use and license, all of the Bukwang Know-How or Bukwang Patents free and clear of all encumbrances and no person other than Bukwang (including any current or former employee or consultant of Bukwang) has any proprietary, commercial or other interest in any of the Bukwang Know-How or Bukwang Patents;

(iv) To its knowledge, all Patents within the Bukwang Patents are in full force and effect, valid, subsisting and, in the case of issued Patents, enforceable, and inventorship of the Bukwang Patents is properly identified on such Bukwang Patents. None of the Bukwang Patents is currently involved in any interference, reissue, reexamination, or opposition proceeding, and neither Bukwang nor any of its Affiliates has received any written notice from any person, or has knowledge, of such actual or threatened proceeding;

(v) It is aware of no actions or proceedings (including any inventorship challenges) pending or threatened with respect to any of the Bukwang Know-How, Bukwang Patents, Compound or Licensed Products nor have any such actions or proceedings

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been brought or, to the knowledge of Bukwang, threatened during the past four (4) years, in each case which have not been resolved without impairment of Bukwang’s rights in and to any of the Bukwang Know-How, Bukwang Patents, Compound or Licensed Products and without the obligation to pay any royalties or other amounts to any Third Party with respect to the use of such technology or the sale of such products;

(vi) All official fees, maintenance fees and annuities for the Bukwang Patents have been paid through the Effective Date;

(n) Compliance with Law.

(i) Bukwang and its Affiliates and, to its knowledge, any licensees, outsourcing company and contract research organization to which Bukwang or its Affiliates have subcontracted activities in connection with Compound and Licensed Products (the “Contractors”) have complied in all material respects with all applicable laws, permits, governmental licenses, registrations, approvals, concessions, franchises, authorizations, orders, injunctions and decrees in the research, development, manufacture and use of the Licensed Product and Compound, and neither Bukwang nor any of its Affiliates or, to the knowledge of Bukwang, its Contractors, has received any written notice from any governmental authority claiming that any such activities as conducted by them are not in such compliance;

(ii) Since January 1, 2002, no governmental authority has served notice on Bukwang or any of its Affiliates that the Bukwang Know-How or Bukwang Patents were or are in violation of any law or the subject of any investigation;

(iii) Since January 1, 2002, none of Bukwang or any of its Affiliates have received written notice from any governmental authority that there are any circumstances currently existing that might reasonably be expected to lead to any loss or refusal to renew any material governmental licenses, permits, registrations, concessions, franchises and authorizations relating to the Licensed Product, Compound or any of the Bukwang Know-How or Bukwang Patents;

(iv) It is aware of no governmental authority (including the FDA) which has commenced or, to Bukwang’s knowledge, threatened to initiate any action to enjoin

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production of the Compound or Licensed Product at any facility, nor has Bukwang or any of its Affiliates or, to the knowledge of Bukwang, any of its Contractors, received any notice to such effect since January 1, 2002;

(v) All manufacturing operations conducted by Bukwang and its Affiliates and, to its knowledge, Contractors since January 1, 2002 relating to the manufacturing of the Licensed Product and/or Compound have been conducted in material compliance with all applicable laws;

(vi) All development activities conducted by Bukwang and its Affiliates and, to its knowledge, Contractors since January 1, 2002 relating to the Licensed Product and/or Compound have been conducted in material compliance with all laws;

(vii) Bukwang has delivered or otherwise made available to Pharmasset copies of any substantive or material (A) reports of FDA Form 483 inspection observations in its possession, (B) establishment inspection reports, (C) warning letters, and (D) other documents that assert ongoing lack of compliance in any material respect with any applicable laws (including those of the FDA), in each case to the extent received by Bukwang or any of its Affiliates or, to the knowledge of Bukwang, any of its Contractors from the FDA relating to a Licensed Product and/or Compound. Neither Bukwang nor any of its Affiliates has received any such reports, letters or other documents from any other governmental authority relating to a Licensed Product and/or Compound; and

(viii) Bukwang and its Affiliates do not have any knowledge of any preliminary or other results from any clinical trials relating to the lack of activity of the Compound or Licensed Product in human beings.

11.2 Warranties and Representations by Pharmasset. Pharmasset represents and warrants the following as of the Effective Date:

(a) It has or will obtain, the skill and expertise in the technical areas relating to the Bukwang Patents and Bukwang Know-How to make or have made an evaluation of the capabilities, safety, utility and commercial application of the Bukwang Patent and the Bukwang Know-How.

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(b) It possesses the rights and corporate authorizations necessary to enter into this Agreement;

(c) There are currently no Pharmasset Patents; and

(d) It is not aware of any action or proceeding pending or threatened, with respect to the validity of this Agreement or any action taken by Pharmasset in connection with the execution of this Agreement.

11.3 Warranties and Representations of Each Party. Each party hereto warrants and represents the other that: (a) it is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including, its grant to the other of the licenses described in Article 2; (b) to its knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) it shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder including, in the case of Pharmasset, those relating to the manufacture, processing, producing or use of Compounds and Licensed Products and the sale or distribution of Licensed Products; and that it shall not take any action which would cause it or the other party to violate such laws and regulations.

11.4 Disclaimer and Limitation of Warranties. Bukwang makes no warranty as to validity of the Bukwang Patents licensed hereunder and, except as expressly stated in Section 11.1, makes no representation whatsoever with regard to the scope of the Bukwang Patents or Bukwang Know-How, or that the Bukwang Patents or Bukwang Know-How may be exploited by Pharmasset or its Affiliates or sublicensees without infringing intellectual property rights of third parties. EXCEPT AS OTHERWISE SET FORTH IN THIS ARTICLE 11, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, INCLUDING WITH RESPECT TO THE BUKWANG PATENTS OR BUKWANG KNOW-HOW, AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF COMPOUNDS OR LICENSED PRODUCT, BUKWANG PATENTS OR BUKWANG KNOW-HOW.

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11.5 Limitation of Liability. NEITHER BUKWANG AND THE PRIMARY LICENSORS, ON THE ONE HAND, NOR PHARMASSET, ON THE OTHER HAND, SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT. THE FOREGOING LIMITATIONS WILL NOT LIMIT EITHER PARTY’S OBLIGATIONS TO THE OTHER PARTY UNDER ARTICLE 12.

11.6 Insurance. Without limiting either party’s indemnity obligations under Article 12, each party shall maintain throughout the term of this Agreement, and shall use its best efforts to maintain for a reasonable period of time thereafter, a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States, that:

(a) insures for all claims, damages, and actions mentioned in Section 12.1 and 12.2 of this Agreement;

(b) includes a contractual endorsement providing coverage for all liability arising out of bodily injury and property damage;

(c) requires the insurance carrier to provide no less than thirty (30) days’ written notice of any change in the terms or coverage of the policy or its cancellation; and

(d) provides product liability coverage in an amount no less than One Million Dollars ($1,000,000) per occurrence for bodily injury and One Million Dollars ($1,000,000) per occurrence for property damage, subject to a reasonable aggregate amount.

Each party shall provide the other party with certificates of insurance evidencing the above insurance coverage.

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11.7 Notice of Claims. Pharmasset shall promptly notify Bukwang and Primary Licensors of all claims involving the Indemnitees and will advise Bukwang and Primary Licensors of the policy amounts that might be needed to defend and pay any such claims.

ARTICLE 12. INDEMNIFICATION

12.1 Pharmasset’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Pharmasset shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and reasonable attorneys’ fees (collectively, the “Liabilities”) arising in connection with any and all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations or injunctions by a third party (each, a “Third Party Claim”) resulting from (a) any breach by Pharmasset of any of its representations, warranties, covenants or obligations set forth in this Agreement, (b) the negligence, recklessness, or intentional acts or omissions of Pharmasset or its Affiliates, sublicensees or subcontractors and their respective directors, officers, employees and agents, or (c) any and all personal injury (including death) and physical property damage caused or contributed to, in whole or in part, by manufacture, testing, design or use of any Compounds or Licensed Products, sale or labeling of any Licensed Products or the practice of the Bukwang Patents or Bukwang Know-How by Pharmasset or Pharmasset’s Affiliates or sublicensees, except to the extent that such Liabilities result from the negligence or willful misconduct of Bukwang or are an item for which Bukwang must indemnify Pharmasset pursuant to Section 12.2. Pharmasset’s obligations under this Article shall survive expiration or termination of this Agreement for any reason.

12.2 Bukwang’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Bukwang shall indemnify and hold harmless the Indemnitees from and against any and all Liabilities arising in connection with any Third Party Claim resulting from: (a) any breach by Bukwang of any of its representations, warranties, covenants or obligations set forth in this Agreement; (b) any claims or suits asserted or commenced by the Primary Licensors regarding any payments owed by Bukwang pursuant to the Primary License Agreement, (c) Bukwang’s (or its agent’s, contractor’s or other designee’s) failure to comply with applicable cGMP, applicable product specifications or applicable law in connection with the

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manufacture of Compound or any Licensed Product supplied to Pharmasset hereunder; or (d) the negligence, recklessness or intentional acts or omissions of Bukwang or its Affiliates, sublicensees or subcontractors, and their respective directors, officers, employees and agents, except to the extent that same is an item for which Pharmasset must indemnify Bukwang pursuant to Section 12.1. Bukwang’s obligations under this Article shall survive expiration or termination of this Agreement for any reason.

12.3 Indemnification Procedures. Any Indemnitee which intends to claim indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the “Indemnitor”) in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitor without the prior written consent of the Indemnitee and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

ARTICLE 13. CONFIDENTIALITY

13.1 Treatment of Confidential Information. Except as otherwise provided hereunder or as required by law, during the term of this Agreement and for a period of five (5) years thereafter:

(a) Pharmasset and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by or on behalf of Bukwang under this Agreement and the Mutual Non-disclosure Agreement, dated January 12, 2005, between Bukwang and Pharmasset (the “Confidentiality Agreement”); and

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(b) Bukwang shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of Pharmasset to Bukwang under this Agreement.

For Purposes of this Agreement, “Information” shall mean all information and materials received by either party from the other party pursuant to this Agreement and all information and materials developed in the course of the performance of the Development Program, including, without limitation, information, data, know-how, and all other scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing or orally or otherwise, which is provided or disclosed by one party to the other party in connection with this Agreement.

13.2 Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors (including, commercial banks, investment banks and venture capital firms), and clinical investigators on condition that such entities (other than the venture capital firms, as to which Pharmasset will use its reasonable best efforts to obtain the venture capital firm’s execution of such nondisclosure agreement) or persons agree in writing:

(a) to keep the Information confidential for a period of at least five (5) years from the date of disclosure by such party to the same extent as such party is required to keep the Information confidential; and

(b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the extent that such disclosure (i) is for authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, (ii) is legally required, (iii) is necessary for the purpose of filing, prosecuting or maintaining patent applications,

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prosecuting, enforcing or defending litigation, (iv) is necessary to comply with applicable governmental regulations, submitting information to tax or other governmental authorities (including regulatory authorities), or (v) is necessary to comply with applicable stock exchange or NASDAQ regulation.

13.3 Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that:

(a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 13 the “receiving party”) or its Affiliates or sublicensees in contravention of this Agreement; or

(b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

(c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

(d) result from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosure from the other party to this Agreement, provided that the persons developing such information have not had exposure to the information received from the other party to this Agreement; or

(e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

(f) Pharmasset and Bukwang agree in writing may be disclosed.

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ARTICLE 14. CONDITIONS PRECEDENT

14.1 Conditions to Agreement Becoming Effective. This Agreement will not become effective until all of the following conditions shall have been satisfied or, if applicable, waived by Pharmasset:

(a) the Primary Licensors and Bukwang shall have properly executed and delivered all required consents and an Amendment to the Primary License Agreement to Pharmasset in the form and substance attached hereto as Exhibit I;

(b) promptly after the execution date of this Agreement, Bukwang shall provide access to and request that Gilead provide access to and allow Pharmasset to review all files in Bukwang’s and Gilead’s possession or control, respectively, relating to the Compound and/or a Licensed Product, including without limitation, any and all studies undertaken by or on behalf of Gilead, all data and information, regulatory correspondence and associated dossiers, in each case with respect to the Compound and/or a Licensed Product (and Bukwang shall make Commercially Reasonable Efforts to obtain same from Gilead). Such files, data and information, regulatory correspondence and associated dossiers must be reasonably acceptable to Pharmasset in form and substance;

(c) promptly after the execution date of this Agreement, Bukwang shall provide access to and allow Pharmasset to review all files in Bukwang’s control regarding the protocol and data with respect to any carcinogenicity studies with respect to the Compound and/or a Licensed Product, all data and information, regulatory correspondence and associated dossiers associated therewith. Such files, data and information, regulatory correspondence and associated dossiers must be reasonably acceptable to Pharmasset in form and substance;

(d) Bukwang shall request Gilead to provide directly a written statement that (i) all studies undertaken by or on behalf of Gilead with respect to the Compound and/or a Licensed Product were conducted in accordance with the current Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses, and reporting of clinical trials, including the requirements in 21 C.F.R. Parts 11, 50, 54, 56, 312, and 314, (ii) provides assurance that the data and reported results are credible and accurate, and (iii)

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

the rights, integrity, and confidentiality of trial subjects are protected. Such statement must be reasonably acceptable to Pharmasset in form and substance; and

(e) Bukwang or Gilead, as applicable, shall have assigned to Pharmasset all INDs to the Compound and/or Licensed Product in the Territory.

ARTICLE 15. TERM AND TERMINATION

15.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the execution date of this Agreement and shall expire on a country-by-country basis upon the expiration of the last to expire of the Bukwang Patents including any renewals or extensions thereof in such country or the invalidation of all Valid Claims covering the Bukwang Patents in such country. In the event that there are no Valid Claims in a country, this Agreement shall expire in such country on the tenth (10th) anniversary of the Effective Date.

15.2 Termination by Default. If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not have been initiated to remedy the same, within sixty (60) days after receipt by the defaulting party of a written notice thereof from the non-defaulting party.

15.3 Termination by Pharmasset. Pharmasset shall have the right to terminate this Agreement in the Territory or one or more countries of the Territory (without affecting this Agreement in the remaining countries of the Territory), by giving Bukwang one hundred eighty (180) calendar days’ prior written notice thereof.

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15.4 Effects of Termination.

(a) Termination for Pharmasset Breach or by Pharmasset at Will. If this Agreement is terminated by Bukwang as a result of Pharmasset’s breach pursuant to Section 15.2, or is terminated by Pharmasset in accordance with Section 15.3, then:

(i) in the case of termination in the entire Territory, Pharmasset shall use, and shall cause its Affiliates and sublicensees to use, its and their Commercially Reasonable Efforts to return, or, in the sole discretion of Bukwang, destroy, all Information supplied to Pharmasset by Bukwang properly organized and to provide Bukwang with reasonable transition assistance; provided that Pharmasset may keep one copy of such Information for record keeping purposes;

(ii) Bukwang shall have the option, exercisable within thirty (30) days following the effective date of such termination, to take delivery and title to any inventory of Compound and Licensed Products affected by such termination, without charge. Bukwang may exercise such option by written notice to Pharmasset during such thirty (30)-day period. Upon such exercise, the parties will establish mutually agreeable delivery terms for the return of such inventory. If Bukwang does not exercise such option during such thirty (30)-day period, or if Bukwang provides Pharmasset with written notice of its intention not to exercise such option, then Pharmasset and its Affiliates and sublicensees will be entitled, during the period ending on the last day of the sixth (6th) full month following the effective date of such termination, to sell any inventory of Licensed Products affected by such termination that remain on hand as of the effective date of the termination, so long as Pharmasset pays to Bukwang the royalties applicable to said subsequent sales, with respect to sales in the Territory, in accordance with the terms and conditions set forth in this Agreement;

(iii) with respect to those countries with respect to which termination occurs, Pharmasset shall provide Bukwang with full and complete copies of all toxicity, efficacy, and other data generated by Pharmasset or Pharmasset’s Affiliates and sublicensees, in the course of Pharmasset’s efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including but not limited to any regulatory filings with any government agency in such countries. All such data regulatory approvals related to Compound

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and/or Licensed Product, including all INDs and NDAs, in the particular terminated jurisdiction shall be assigned to Bukwang. Bukwang shall be authorized to cross-reference any such regulatory filings made by Pharmasset, its Affiliates and sublicensees in the countries in which termination occurs where permitted by law. Bukwang shall be entitled to provide information pertaining to the Pharmasset Patents, Pharmasset Know-How and Joint Know-How to any third party with a bona fide interest in licensing such technology in the countries in which termination occurs; provided that such third party is bound by obligations of confidentiality at least as stringent as those contained in this Agreement. Such data shall be provided on a confidential basis; provided, however, that if such third party concludes a license with Bukwang, such third party shall be free to use such data for all purposes, including to obtain government approvals to sell any product containing any Compound in such countries without obligation to Pharmasset;

(iv) Pharmasset agrees to grant and hereby grants to Bukwang, effective upon such termination of this Agreement, an exclusive, perpetual royalty-free right and license, with the right to sublicense and authorize the grant of further sublicenses, under any Pharmasset Patents and Pharmasset’s rights and interest in the Joint Patents to make, have made, use, sell, offer for sale, and import Compound or Licensed Products affected by such termination in the country for which such termination is effective; provided, however, that Bukwang will be responsible for any payments associated with the grant of any license pursuant to the preceding sentence (including, without limitation, any royalty or other payment obligations to an upstream licensor of any such Patents). In addition, if any Pharmasset Know-How is then used in connection with the manufacture, development or commercialization of Compound or a Licensed Product in the applicable territory, Pharmasset agrees to grant and hereby grants to Bukwang, effective upon such termination of this Agreement, a non-exclusive, royalty-free right and license, with the right to grant sublicenses, under such Pharmasset Know-How, to make, have made, use, sell, offer for sale, and import Licensed Products in the country for which such termination is effective; and

(v) Each of Pharmasset’s sublicensees with respect to any affected Licensed Products in any affected country at such time will continue to have the rights and license set forth in their sublicense agreements, subject to the continued performance of the obligations thereunder; provided, however, that such sublicensee agrees in writing that Bukwang

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is entitled to enforce all relevant terms and conditions of such sublicense agreement directly against such sublicensee; and provided, further, that such sublicensee is not then in breach of its sublicense agreement.

(b) Termination for Bukwang Breach. In the event this Agreement is terminated by Pharmasset for Bukwang’s breach pursuant to Section 15.2, then:

(i) Bukwang shall use, and shall cause its Affiliates and sublicensees to use, its and their Commercially Reasonable Efforts to return, or, in the sole discretion of Pharmasset, destroy, all Information supplied to Bukwang by Pharmasset properly organized; provided that Bukwang may keep one copy of such Information for record keeping purposes;

(ii) upon Pharmasset’s request, assign to Pharmasset all of Bukwang’s right, title and interest in and to any agreements between Bukwang and third parties that are freely assignable by Bukwang without consent not to be unreasonably withheld or delayed and that relate solely to the manufacture of any Compound or Licensed Products for the Territory;

(iii) provide copies of any books, records, documents and instruments to the extent related to Compound or Licensed Product;

(iv) upon Pharmasset’s request, if Bukwang is then manufacturing Compound or Licensed Product, supply Pharmasset with clinical and commercial quantities of such Compound or Licensed Product for the shorter of (x) the period until Pharmasset or its designee has established and validated a manufacturing process for such Compound or Licensed Product and is approved to manufacture clinical trial and commercial supplies of such Compound or Licensed Product or (y) eighteen (18) months from the effective date of such termination; provided, however, that Pharmasset will reimburse Bukwang for Bukwang’s Acquisition Cost or Manufacturing Cost for such Compound or Licensed Product;

(v) if Bukwang is then manufacturing Compound or Licensed Product, provide, at Pharmasset’s request, Pharmasset or its designee with copies of such information including plans and specifications relating to the manufacturing process for such Compound or Licensed Product, and reasonably cooperate with Pharmasset or its designee, at Pharmasset’s cost and expense, to facilitate the transition of such manufacturing responsibilities; and

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(vi) with respect to any Bukwang Patents or Bukwang Know-How that are sublicensed to Pharmasset from the Primary Licensors, to the extent permitted by the Primary Licensors, Pharmasset shall assume Bukwang’s obligations under the Primary License Agreement and be a direct licensee of the Primary Licensors, and with respect to all other Bukwang Patents and Bukwang Know-How, each license granted by Bukwang to Pharmasset shall, effective upon such termination of this Agreement, become an exclusive, perpetual, non-terminable, royalty-free right and license, with the right to sublicense and authorize the grant of further sublicenses, and shall include the right to manufacture Compound and Licensed Products.

(c) Effects of Expiration. Upon expiration of this Agreement pursuant to Section 15.1, on a country-by-country basis, (i) each license granted by Bukwang to Pharmasset under the Bukwang Patents, Bukwang Know-How, Bukwang Trademark, if any, and Bukwang’s rights in any Joint Know-How and Joint Inventions shall become an exclusive, perpetual, non-terminable, royalty-free right and license within the Field and in the Territory, with the right to sublicense and authorize the grant of further sublicenses, and shall include the right to manufacture Compound, and (ii) each license granted by Pharmasset to Bukwang under the Pharmasset Patents, Pharmasset Know-How and Pharmasset’s rights in any Joint Know-How and Joint Inventions shall become an exclusive, perpetual, non-terminable, royalty-free right and license within the Field and in the Retained Territory, with the right to sublicense and authorize the grant of further sublicenses.

(d) General Effects of Expiration or Termination.

(i) Bukwang will have the right to receive all payments accrued prior to the effective date of termination;

(ii) termination or expiration of this Agreement for any reason shall have no effect on the parties’ obligations under Articles 9, 11, 12 and 13 or their respective rights in Joint Know-How or Joint Inventions; and

(iii) the parties’ shall retain any other remedies for breach of this Agreement they may otherwise have.

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15.5 Default by Pharmasset’s Affiliates and Sublicensees. For purposes of this Article 15 but subject to the cure provisions of Section 15.2(a), any breach or default of the provisions of this Agreement by Pharmasset’s Affiliates or sublicensees shall be deemed to be breach of this Agreement by Pharmasset, and Pharmasset shall be liable to Bukwang for such breach or default to the same extent as if such breach or default had been made directly by Pharmasset.

ARTICLE 16. ASSIGNMENT

Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement.

ARTICLE 17. REGISTRATION OF LICENSE

Pharmasset, at its expense, may register the license granted under this Agreement in any country of the Territory where the use or manufacture of Compounds or a Licensed Product or the sale of a Licensed Product in such country would be covered by a Valid Claim. Upon request by Pharmasset, Bukwang agrees promptly to execute any “short form” licenses submitted to it by Pharmasset reasonably necessary in order to effect the foregoing registration in such country.

ARTICLE 18. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE

COMPETITION AND PATENT TERM RESTORATION ACT

18.1 Notices Relating to the Act. Bukwang shall use its diligent efforts to cause the Primary Licensors to notify Pharmasset of (a) the issuance of each U.S. patent included among the Bukwang Patents, giving the date of issue and patent number for each such patent; and (b) each notice pertaining to any patent included among the Bukwang Patents which the Primary Licensors receive as patent owners pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the “Act”), including but not necessarily limited to notices

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pursuant to §§101 and 103 of the Act from persons who have filed an abbreviated NDA (“ANDA”) or a “paper” NDA. Bukwang shall request that such notices be given promptly, and in any event within ten (10) days of notice of each such patent’s date of issue or receipt of each such notice pursuant to the Act, whichever is applicable.

18.2 Authorization Relating to Patent Term Extension. Bukwang hereby authorizes Pharmasset and will use its diligent efforts to obtain the Primary Licensors’ authorization for Pharmasset (a) to include in any NDA for a Licensed Product, as Pharmasset may deem appropriate under the Act, a list of patents included among the Bukwang Patents that relate to such Licensed Product and such other information as Pharmasset in its reasonable discretion believes is appropriate to be filed pursuant to the Act; (b) to commence suit for any infringement of the Bukwang Patents under § 271 (e) (2) of Title 35 of the United States Code occasioned by the submission by a third party of an IND or a paper NDA for a Licensed Product pursuant to §§101 or 103 of the Act; and (c) in consultation with Bukwang and the Primary Licensors, to exercise any rights that may be exercisable by Bukwang or the Primary Licensors, as applicable, as patent owners under the Act to apply for an extension of the term of any patent included among the Bukwang Patents. In the event that applicable law in any other country of the Territory hereafter provides for the extension of the term of any patent included among the Bukwang Patents in such country, upon request by Pharmasset, Bukwang shall authorize Pharmasset and shall use its diligent efforts to obtain the Primary licensors’ authorization for Pharmasset or, if requested by Pharmasset or its sublicensees, to apply for such extension, in consultation with Bukwang and the Primary Licensors. Bukwang agrees to cooperate and shall use its diligent efforts to cause the Primary Licensors to cooperate with Pharmasset or its sublicensees, as applicable, in the exercise of the authorizations granted herein or which may be granted pursuant to this Section 18.2 and will execute such documents and take such additional action and use its diligent efforts to cause the Primary Licensors to execute such documents and to take such additional actions as Pharmasset may reasonably request in connection therewith, including, if necessary, permitting itself and using its diligent efforts to cause the Primary Licensors to permit themselves, if required by law or if required in order to permit Pharmasset or its sublicensees to bring suit or take legal action, to be joined as proper parties in any suit for infringement brought by Pharmasset under subsection (b) above. Pharmasset shall bear the costs

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and expenses, including but not limited to attorneys’ fees, of any suit for infringement brought by Pharmasset under subsection (b) above.

ARTICLE 19. DISPUTE RESOLUTION AND ARBITRATION

19.1 Initial Resolution. In the case of any disputes between the parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the parties fail to reach agreement within thirty (30) days, then the President, Chief Executive Officer or Chief Operating Officer of Bukwang and the President, Chief Executive Officer or Chief Operating Officer of Pharmasset shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith discussions not to exceed thirty (30) days, to reach an amicable agreement then the parties shall submit to binding arbitration pursuant to Section 19.2 (“Arbitration”). The date of submission of the matter to arbitration shall be the “Dispute Date”.

19.2 Arbitration. The following provisions shall govern any Arbitration pursuant to this Agreement.

(a) Arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern. The Arbitration shall be conducted in Atlanta, Georgia, USA.

(b) The Arbitration shall be heard by a panel of three arbitrators (each an “Arbitrator”). Pharmasset and Bukwang shall each select one Arbitrator. Such Arbitrators shall be attorneys, licensed to practice law in the State of Georgia, actively engaged in the full-time practice of law for a period of no less than seven (7) years. Such Arbitrators shall not be affiliated, directly or indirectly, with the parties or the attorneys representing the parties in the Arbitration and shall not have any prior involvement in the matter. In the event that either party fails within fifteen (15) days after the Dispute Date (i) to select an Arbitrator who, to its knowledge, meets the requirements set forth in this subsection (b) and (ii) to notify the other party of the selection, the other party will then have the right to select such Arbitrator. The third

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Arbitrator shall be selected by mutual agreement of the parties from a list of neutral arbitrators compiled by the American Arbitration Association for the parties. Such Arbitrator shall be an attorney, licensed to practice law in the State of Georgia, actively engaged in the full time practice of law for a period of no less than ten (10) years. The third Arbitrator shall not have any prior or current relationship, direct or indirect, with any party to this Agreement. If the parties to the Arbitration are unable to agree upon the third Arbitrator within fifteen (15) days from the Dispute Date, the appointment of the third Arbitrator shall be made as expeditiously as possible and in compliance with this Section 19.2 by the two Arbitrators selected by the parties. If those Arbitrators cannot agree on the third Arbitrator within ten (10) days, then the third Arbitrator shall be designated by the American Arbitration Association or the appropriate designated representative thereof upon the written request of any party with simultaneous notice of such request to the other party to the Arbitration. The third Arbitrator shall preside over the panel of Arbitrators and the Arbitration.

(c) The Arbitrators shall apply the substantive laws of the State of Georgia to the validity, construction and interpretation of this Agreement as is applicable to contracts made wholly performable within the state.

(d) The Arbitration shall be resolved no later than sixty (60) days from the date of acceptance by the third Arbitrator of his or her appointment unless otherwise agreed to by the parties to the Arbitration.

(e) Each party shall bear the expenses and costs of the Arbitrator selected by that party. The third Arbitrator shall be compensated for services rendered at the prevailing hourly rate of compensation and reimbursed for any expenses incurred in connection with rendering such services. The non-prevailing party shall bear the costs and expenses of compensation and reimbursement for the third Arbitrator.

(f) The decision of the Arbitrators shall be rendered in writing and shall be final and binding and may be enforced at the request of either party to the Arbitration in the United States District Court for the Northern District of Georgia or any court of the State of Georgia having competent jurisdiction. Such decision may not be appealed except upon a claim of bad faith or fraud by the Arbitrators.

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(g) This Article 19 shall not apply to issues relating to the validity, construction or effect of the Bukwang Patents. In the event that in any Arbitration, any issue arises concerning the validity, construction or effect of any of the Bukwang Patents, the Arbitrators shall assume the validity of all claims as set forth in such Bukwang Patents. Matters, controversies or disputes concerning the Bukwang Patents shall be resolved in any court having jurisdiction thereof or in any other manner mutually agreed to by the parties.

ARTICLE 20. GENERAL PROVISIONS

20.1 Export Controls. Bukwang acknowledges that Pharmasset is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical compositions and other commodities and that Pharmasset’s obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by Bukwang that Bukwang shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation. Pharmasset neither represents that an export license shall not be required nor that, if required, such export license shall issue.

20.2 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

20.3 Patent Marking. Pharmasset shall mark Licensed Products sold in the United States with United States patent numbers. Licensed Products manufactured or sold in other countries shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations in accordance with any regulatory requirements and any later agreement between the parties. If Bukwang believes that a Licensed Product should be marked with the number of a Bukwang Patent, Bukwang shall provide written notice to Pharmasset which identifies the patent number and the

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Licensed Product on which it should appear. It shall also be Bukwang’s responsibility to inform Pharmasset in writing when marking with a Bukwang Patent number should be discontinued. To the extent that Pharmasset complies with Bukwang’s instructions, Bukwang shall indemnify and hold Pharmasset harmless for any liability, claim or action for false patent marking or non-marking.

20.4 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party or the Primary Licensors, the University of Georgia, or the Inventors (as defined in the Primary License Agreement) in any publicity release without the prior written permission of such other party or Primary Licensors, the University of Georgia, or the Inventors (as defined in the Primary License Agreement), as applicable, which shall not be unreasonably withheld or delayed. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon.

20.5 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the State of Georgia exclusive of its conflicts of laws principles.

20.6 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Bukwang and Pharmasset with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein provided or except by another agreement in writing executed by the parties hereto.

20.7 Waiver. No provision of this Agreement may be waived except by a writing signed by the party entitled to the benefit thereof, and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

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20.8 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

20.9 Force Majeure.

(a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, terrorism, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required (“Force Majeure”).

(b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

(c) If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

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20.10 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.11 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited in the mail in the country of residence of party giving the notice, registered or certified postage prepaid or with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

To Bukwang:	Bukwang Pharm. Co., Ltd
398-1 Daebang-Dong-Dongjak-Ku
Seoul 156-811
Korea
Attn: Sang Hoon Kim, Director of Bukwang
Fax: 02-816-2792

To Pharmasset	Pharmasset, Inc.
1860 Montreal Road
Tucker, Georgia 30084 U.S.A.
Attn: Legal Affairs
Fax: +1 678-395-0030

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted. Any provision of this Section 20.11 to the contrary notwithstanding, any notice to Bukwang shall be effective if given as to Bukwang prescribed above by Pharmasset, despite any failure to deliver copies as prescribed above.

20.12 Interpretation. In the event of any conflict between the terms hereof and the terms of the Primary License Agreement, the terms of the Primary License Agreement shall control. Any amendment to the Primary License Agreement effective subsequent to the date hereof, to the extent such amendment would adversely affect the rights and obligations of Pharmasset hereunder, shall not be effective unless Pharmasset has given prior written consent thereto in writing.

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20.13 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a party hereto are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the Bankruptcy Code. The parties agree that a party, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event than any proceeding shall be instituted by or against a party as seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or seeking to take any action to authorize any of the foregoing actions (each a “Proceeding”), the other party, as licensee, shall have the right to retain and enforce its rights under this Agreement, including but not limited to the following rights:

(a) the right to continue to use the relevant licensed Patents and Know-How and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement; and

(b) the right to a complete duplicate of (or complete access to, as appropriate) all relevant licensed Patents and Know-How and all embodiments of such, and the same if not already in such licensee’s possession, shall be promptly delivered to such licensee (i) upon any such commencement of a Proceeding upon written request therefor by such licensee, unless the other party as licensor elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the other party as licensor upon written request therefor by licensee;

(c) the right to obtain from the other party as licensor all documentation and other supporting materials related to the relevant licensed Patent and Know-How.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

ARTICLE 21. SUPPLY OF COMPOUND

21.1 General. Pharmasset may, at its option, act as, or appoint a third party to act as, primary supplier for Pharmasset’s requirements of the Compound for the Territory. To the extent allowed by law and subject to Pharmasset’s right pursuant to this Article to act as primary supplier, Pharmasset, at its option, may purchase from Bukwang, its Affiliates or Bukwang’s designated suppliers all of Pharmasset’s requirements of the Compound for the Territory; provided that such Compound has been manufactured in a timely manner and in accordance with applicable cGMPs, laws and the specifications. If Pharmasset exercises its option to have Bukwang manufacture Compound, Bukwang agrees to supply Pharmasset with all of its requirements of the Compound, in accordance with this Agreement. The Compound will be supplied by Bukwang in form of Bulk Drug Substance.

21.2 Clinical Supply. Pharmasset shall place orders for clinical supplies of Compound and clinical supplies of Licensed Product on a purchase order basis on at least thirty (30) days written notice prior to the requested delivery date.

21.3 Commercial Supply. If Pharmasset exercises its option to have Bukwang manufacture Compound, the parties will establish the terms and conditions applicable to the commercial supply of Compound by Bukwang to Pharmasset, and enter into an appropriate supply agreement with respect thereto containing terms and conditions consistent with the terms of this Agreement, and at a minimum those terms and conditions as set forth on Exhibit J.

21.4 Back-Up Manufacturing Rights. If Pharmasset exercises its option to have Bukwang manufacture Compound, subject to Exhibit J, Pharmasset will retain the right to act as, or to appoint a third party to act as, a second source to supply Compound for up to [***] percent ([***]%) of Pharmasset’s requirements for the Territory. In the event that Bukwang does not properly administer any agreement with a third party manufacturer for the manufacture of Compound or otherwise is at fault in permitting circumstances to exist such that there is a reasonable likelihood of insufficient quantities of Compound to satisfy the need thereof for the manufacture of Licensed Products, then Pharmasset shall be entitled, but not be required, to assume in whole or in part Bukwang’s rights and related obligations under such agreement (to the extent permissible thereunder) or otherwise direct the exercise of rights and performance of obligations by Bukwang under such agreement, including the establishment of additional third party manufacturers or manufacture by Pharmasset.

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IN WITNESS WHEREOF, Bukwang and Pharmasset have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

BUKWANG PHARM. CO., LTD.

By:	/s/ Sung-Koo Lee
Name:	Sung-Koo Lee
Title:	President and CEO

PHARMASSET, INC.

By:	/s/ P. Schaefer Price
Name:	P. Schaefer Price
Title:	President and CEO

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EXHIBIT A

PRIMARY LICENSE AGREEMENT BETWEEN

BUKWANG, YALE UNIVERSITY AND UNIVERSITY OF GEORGIA RESEARCH

FOUNDATION, INC. DATED DECEMBER 28, 1995 AND AS AMENDED

LICENSE AGREEMENT

between

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY, AND

BUKWANG PHARM. IND. CO., LTD.

THIS LICENSE AGREEMENT is dated the 28th day of December, 1995, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602 (hereinafter “UGARF”), and YALE UNIVERSITY (hereinafter “YALE”), located in New Haven, Connecticut, and BUKWANG PHARM. IND. CO. LTD., a Korean corporation with headquarters located at 398-1, Daebang-Dong, Dongjak-ku, Seoul 156-020, Republic of Korea (hereinafter “BUKWANG”).

WITNESSETH

WHEREAS, Dr. Chung K. Chu, during the course of his employment at The University of Georgia, and Dr. Yung-chi Cheng, during the course of his employment at YALE, developed certain inventions as more fully defined herein; and

WHEREAS, UGARF is the assignee of all right, title, and interest in inventions developed by employees of The University of Georgia and is responsible for the protection and commercial development of such inventions; and

WHEREAS, UGARF and YALE want to have the inventions further developed and made available for commercial use by the public; and

WHEREAS, BUKWANG represents that it has the necessary expertise and resources to fully develop and commercialize the inventions; and

WHEREAS, UGARF and YALE wish to grant BUKWANG such a license in accordance with the terms and conditions of this Agreement.

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NOW, THEREFORE, for and in consideration of the mutual covenants and the premises herein contained, the parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1. DEFINITIONS

The following terms as used herein shall have the following meaning:

1.1 “Affiliates” shall mean any corporation, partnership or other business entity which is directly or indirectly controlled by BUKWANG or any entity which directly or indirectly controls BUKWANG. “Controls” as used herein means owns directly or indirectly at least thirty percent (30%) of the voting shares.

1.2 “Agreement” or “License Agreement” shall mean this Agreement, including all Exhibits attached to this Agreement.

1.3 “BUKWANG’s Development Plan” shall mean the development plan reproduced as EXHIBIT B of this Agreement.

1.4 “Field of Use” shall mean the treatment of viral infections.

1.5 “Indemnitees” shall mean UGARF, UGARF’s officers and directors, UGA, UGA’s employees, YALE, YALE’s officers and directors, the Inventors, and their heirs, executors, administrators, and legal representatives.

1.6 “Inventors” shall mean Dr. Yung-chi Cheng and Dr. Chung K. Chu.

1.7 “License Agreement Year” shall mean and include each twelve-month period, beginning with the Operative Date, during the term of this Agreement.

1.8 “Licensed Patents” shall mean the patent applications and patents identified in EXHIBIT A hereof, together with all divisionals, continuations, reissues, reexaminations and foreign counterparts of such applications or patents.

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1.9 “Licensed Product(s)” shall mean any process, service, or product, the manufacture, use, or sale of which is covered by a Valid Claim or incorporates or uses any Licensed Technology.

1.10 “Licensed Technology” shall mean all designs, technical information, know-how, knowledge, data, specifications, test results and other information, whether or not patented, which are known to the Inventors, except such technology already existing in the public domain or such technology already known to BUKWANG, on the date of this Agreement, and which are useful for the development, commercialization, manufacture, use or sale of any Licensed Product.

1.11 “Licensed Territory” shall mean the world.

1.12 “LICENSOR” shall mean UGARF and YALE, jointly.

1.13 “Net Selling Price” of Licensed Products shall mean the total invoiced price paid to BUKWANG or its Affiliates by a purchaser of a Licensed Product less the following discounts: a) customary trade, quantity and cash discounts actually allowed and taken; b) credits actually given for rejected or returned Licensed Products; c) freight and insurance costs, if separately itemized on the invoice paid by the customer; and d) excise taxes and customs duties included in the invoiced amount. Where a Sale is deemed consummated by a gift, use, or other disposition of Licensed Products for other than a selling price stated in cash, the term “Net Selling Price” shall mean the average gross selling price billed by BUKWANG for the same quantity of Sales of Licensed Products during the three (3) month period immediately preceding such Sale, without reduction of any kind.

1.14 “Operative Date” of this Agreement shall mean the date on which LICENSOR receives notification from the United States Government of its approval of the grant of rights made to BUKWANG hereunder.

1.15 “Sale” or “Sold” shall mean the sale, transfer, exchange, or other disposition of Licensed Products whether by gift or otherwise, by BUKWANG, its Affiliates or any other

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person authorized by BUKWANG. For the purposes of this Agreement, the following activities shall not be deemed a Sale: (a) the provision of Licensed Products, prior to the approval of Licensed Products in a country and pursuant to a requirement issued by the appropriate governmental agency in that country, for consumption by or administration to persons for humanitarian purposes or compassionate use, (b) the provision of Licensed Products for use in clinical trials, or (c) the provision of samples of Licensed Products without charge by BUKWANG for promotional purposes. Sales of Licensed Products shall be deemed consummated upon the first to occur of: (a) receipt of payment from the purchaser; (b) delivery of Licensed Products to the purchaser or a common carrier; (c) release of Licensed Products from consignment; (d) if deemed Sold by use, when first put to such use; or (e) if otherwise transferred, exchanged, or disposed of whether by gift or otherwise when such transfer, exchange, gift, or other disposition occurs.

1.16 “UGA” shall mean The University of Georgia.

1.17 “Valid Claim” shall mean a claim included among the Licensed Patents so long as such claim shall not have been irrevocably abandoned or held invalid in an unappealable decision of a court or other authority of competent jurisdiction.

ARTICLE 2. GRANT OF LICENSE

2.1 License. LICENSOR hereby grants BUKWANG an exclusive right and license under the Licensed Patents to make, have made, use, and Sell Licensed Products and to practice Licensed Technology for the Field of Use in the Licensed Territory during the term of this Agreement.

2.2 Retained License. LICENSOR retains on behalf of UGARF, YALE, and UGA and any research collaborators, a royalty-free right and license to make and use Licensed Products and to practice Licensed Technology for research and educational purposes only.

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2.3 No Implied License. The license and right granted in this Agreement shall not be construed to confer any rights upon BUKWANG by implication, estoppel, or otherwise as to any technology not specifically identified in this Agreement as Licensed Patents or Licensed Technology.

2.4 United States Government Rights. The Licensed Patents, Licensed Technology, or portions thereof were developed with financial or other assistance through grants or contracts funded by the United States government. BUKWANG acknowledges that in accordance with Public Law 96-517 and other statutes, regulations, and Executive Orders as now exist or may be amended or enacted, the United States government has certain rights in the Licensed Patents and Licensed Technology. BUKWANG shall take all reasonable actions necessary to enable LICENSOR to satisfy its obligations under any federal law relating to the Licensed Patents or Licensed Technology. BUKWANG acknowledges that LICENSOR must obtain a waiver from the United States government, pursuant to United States Code of Federal Regulations, Section 37, 401.14(i), to enable LICENSOR to grant the rights and license hereunder. LICENSOR has requested such a waiver, but if this Agreement is executed prior to the granting of said waiver, BUKWANG agrees that this Agreement will automatically terminate if the request for waiver is denied. LICENSOR shall notify BUKWANG within ten (10) days of receipt of notice of denial of said waiver from the United States government. If at any time during the term of this Agreement, the United States government should take action which renders it impossible or impractical for LICENSOR to grant the rights and license granted herein to BUKWANG under this Agreement or otherwise perform LICENSOR’s obligations, LICENSOR or BUKWANG may terminate this Agreement immediately by notice to the other party. BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination.

2.5 Republic of Korea Government Approval. It will be necessary for The Fair Trade Committee in Economic Planning Ministry of the Republic of Korea to approve this Agreement. If this Agreement is executed prior to the granting of such approval, LICENSOR agrees that this Agreement shall automatically terminate if approval is denied. BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination.

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ARTICLE 3. DILIGENCE AND COMMERCIALIZATION

3.1 Diligence and Commercialization. BUKWANG shall use its best efforts throughout the term of this Agreement to diligently pursue BUKWANG’s Development Plan and to bring Licensed Products to market through a thorough, rigorous, and diligent program for exploitation of the rights and license herein granted to BUKWANG and to create, supply, and service in the Licensed Territory as extensive a market as possible. In no instance shall BUKWANG’s best efforts be less than efforts customary in the pharmaceutical industry.

3.2 Lack of Diligence. If LICENSOR concludes that BUKWANG is not diligent in developing and Selling Licensed Products pursuant to paragraph 3.1 for any reason other than a) the withholding by a regulatory agency of marketing approval despite BUKWANG’s diligent effort to obtain such approval; or b) unanticipated technical or scientific problems which have been reported to LICENSOR in writing; or c) other causes beyond the reasonable control of BUKWANG; then LICENSOR may, at its sole discretion, terminate this Agreement pursuant to paragraph 12.4 hereof.

3.3 No Competing Products. BUKWANG agrees that it will not concurrently develop a compound or composition with the same mode or mechanism of action as compound(s) or compositions (s) covered by the Licensed Patents. BUKWANG shall provide, on a semi-annual basis, a certified statement from a corporate officer of BUKWANG that BUKWANG is not concurrently developing a competing compound or composition with the same mode or mechanism of action as compound(s) or compositions (s) covered by the Licensed Patents. In the event that BUKWANG undertakes the concurrent development of such a competing product or does not provide certification as stipulated in this paragraph, LICENSOR shall have the right, at its sole discretion, to terminate this Agreement upon thirty (30) days written notice to BUKWANG.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

ARTICLE 4. CONSIDERATION FOR LICENSE

4.1 Research Gift. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall provide nonrefundable research funding to UGARF and YALE according to the following schedule:

(a)	On the Operative Date of this Agreement:

US$[***] payable to UGARF, and

US$[***] (including US$[***] for administrative fees) payable to Yale School of Medicine

(b)	On the First Day of the Second License Agreement Year:

US$[***] payable to UGARF, and

US$[***] (including US$[***] for administrative fees) payable to Yale School of Medicine

(c)	On the First Day of the Third License Agreement Year:

US$[***] payable to UGARF, and

US$[***] (including US$[***] for administrative fees) payable to Yale School of Medicine

(d)	On the First Day of the Fourth License Agreement Year:

US$[***] payable to UGARF, and

US$[***] (including US$[***] for administrative fees) payable to Yale School of Medicine

Such payments shall be made on a quarterly basis on each of the first (1st), ninetieth (90th), one-hundred eightieth (180th), and two-hundred seventieth (270th) days of the indicated License Agreement Year. In the event that this Agreement is terminated for any reason during one of the first four (4) License Agreement Years, BUKWANG agrees to make all four quarterly payments due under this paragraph for the License Agreement Year in which this Agreement is terminated.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

4.2 Milestone Payments. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall pay LICENSOR nonrefundable milestone payments according to the following schedule:

	Milestone:	Payment:
(a)	The completion of a Phase II clinical trial in the United States	US$	[***]
(b)	The first filing of a New Drug Application (“NDA”) relating to the Licensed Product with the United States Food and Drug Administration (“FDA”)	US$	[***]
(c)	The granting by the FDA of approval of the NDA for the Licensed Product	US$	[***]

[***] percent ([***]%) of the milestone payments shall be credited against royalties actually due and payable under Article 4.3; provided, however, that in any single License Agreement Year, such credit shall not exceed [***] percent ([***]%) of the royalties otherwise due.

4.3 Royalties. As partial consideration for the license granted to BUKWANG under this Agreement, BUKWANG shall pay LICENSOR a royalty equal to [***] percent ([***]%) of the Net Selling Price of all Licensed Products Sold by BUKWANG or its Affiliates during the term of this Agreement.

4.4 Reimbursement for Patent Expenses. BUKWANG shall reimburse LICENSOR for all external fees, costs, and expenses heretofore and hereafter during the term of this Agreement paid or incurred by LICENSOR in filing, prosecuting, and maintaining the Licensed Patents in the Licensed Territory.

ARTICLE 5. REPORTS AND PAYMENTS

5.1 Payments. All royalty payments required under this Agreement pursuant to Article 4.3 shall be due sixty (60) days following the end of a quarter, for Sales occurring during the immediately preceding quarter of each License Agreement Year. Such royalties shall be

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accompanied by a royalty report, as detailed in paragraph 5.3. All other payments required under this Agreement are payable on the due date, or, for payments due under Article 4.4, such reimbursement shall be delivered within thirty (30) days after receipt by BUKWANG from time to time of an invoice from UGARF, including all supportive documentation of such fees and costs.

(a)	Payments due under Articles 4.2 and 4.3 shall be made in person, via the United States mail, or by private carrier to the following addresses:

Fifty Percent (50%) of the Total Due, made payable to:	University of Georgia Research Foundation, Inc. Attention: Patsy Songer Boyd Graduate Studies Research Center Athens, Georgia, U.S.A. 30602-7411 Facsimile: (706) 542-5638

Fifty Percent (50%) of the Total Due, made payable to:	Yale University Attention: Office of Cooperative Research 246 Church Street, Suite 401 New Haven, Connecticut, U.S.A. 06510 Facsimile: (203)-432-7245

(b)	Payments due under Article 4.4 shall be made payable to UGARF and sent to the address give in 5.1(a) for UGARF.

5.2 Progress Reports. BUKWANG will provide UGARF with semi-annual progress reports detailing the activities of BUKWANG described in BUKWANG’s Development Plan. Such reports shall be due on July 1 and January 1 of each License Agreement Year, beginning with July 1, 1996, for the immediately preceding half-year.

5.3 Royalty Reports. Within sixty (60) days of the first (1st), ninetieth (90th), one-hundred eightieth (180th), and two-hundred seventieth (270th) days of each License Agreement Year, beginning with the License Agreement Year in which the first approval for marketing

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Licensed Products in any country of the Licensed Territory is granted, and ending with the year following the termination or expiration of this Agreement, BUKWANG shall provide a written report to LICENSOR setting forth for the preceding calendar quarter, the following as may be applicable:

(a)	all Sales (including Net Selling Price of each product sold) of Licensed Products by BUKWANG and its Affiliates on a country-by-country basis throughout the Licensed Territory;

(b)	the amount of royalties payable pursuant to this Agreement;

(c)	any other information reasonably necessary to show the basis on which such royalties have been computed;

(d)	the amount of any credits taken pursuant to Article 4.2;

(e)	in case no payment is due, BUKWANG shall so report.

5.4 Currency Conversion. If any Licensed Products are Sold for monies other than United States dollars, the Net Selling Price of such Licensed Products shall first be determined in the foreign currency of the country in which such Licensed Products are Sold and then converted to United States dollars at the spot rate published by the Wall Street Journal (U.S. edition) for conversion of that foreign currency into United States dollars on the last day of the quarter for which such payment is due.

5.5 Interest. Payments required under this Agreement shall, if overdue, bear interest until payment at a per annum rate two percent (2%) above the prime rate in effect at the Trust Company Bank in Atlanta, Georgia, on the due date. The payment of such interest shall not foreclose LICENSOR from exercising any other rights it may have because any payment is late.

ARTICLE 6. RECORDS

6.1 Records of Sales. During the term of this Agreement and for a period of three (3) years thereafter, BUKWANG shall keep at its principal place of business true and accurate

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

records of all Sales in accordance with generally accepted accounting principles and in such form and manner so that all royalties owed to LICENSOR may be readily and accurately determined. BUKWANG shall furnish LICENSOR copies of such records upon LICENSOR’s request, which shall not be made more often than once per License Agreement Year.

6.2 Audit of Records. LICENSOR shall have the right, from time to time at reasonable times during normal business hours through an independent certified public accountant, to examine the records of BUKWANG maintained in accordance with the provisions of paragraph 6.1 in order to verify the calculation of any royalties payable under this Agreement. Such examination and verification shall not occur more than once each License Agreement Year and the calendar year immediately following termination of this Agreement. Unless otherwise agreed in writing by BUKWANG, the fees and expenses of performing such examination and verification shall be borne by LICENSOR. If such examination reveals an underpayment by BUKWANG of more than five percent (5%) for any quarter examined, BUKWANG shall pay LICENSOR the amount of such underpayment plus interest and shall reimburse LICENSOR for all expenses of the accountant performing the examination.

ARTICLE 7. PATENT PROSECUTION

7.1 Prosecution and Maintenance of Licensed Patents. The prosecution and maintenance of the Licensed Patents shall be the primary responsibility of LICENSOR. LICENSOR shall keep BUKWANG informed as to all developments with respect to Licensed Patents. BUKWANG shall be afforded reasonable opportunities to advise LICENSOR and cooperate with LICENSOR in such prosecution and maintenance. On or before March 1, 1996, BUKWANG shall notify LICENSOR of the countries in which BUKWANG wishes the International Patent Cooperation Treaty Application No. [***], filed [***], to be filed. LICENSOR may, at its own expense, file patent applications in those countries in which BUKWANG elects not to file national applications. Such non-elected countries in which LICENSOR has filed a patent application will no longer be included in the Licensed Territory, and BUKWANG shall not have the right to Sell Licensed Products in non-elected countries.

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Prior to the execution of any third party licenses in such non-elected countries, LICENSOR shall offer BUKWANG a right of first refusal, which, if it is to be exercised, shall be exercised within thirty (30) days of BUKWANG’s receipt in writing from LICENSOR of a written proposal outlining the terms of a third party license. If BUKWANG elects to exercise its right of first refusal, then LICENSOR and BUKWANG shall execute a license on the same terms and conditions as those referred to in the third party license. If BUKWANG elects not to exercise its right of first refusal or fails to exercise its right of first refusal before the expiration of the aforesaid thirty (30) day period, then LICENSOR shall be free to execute the third party license.

If BUKWANG should fail to timely make reimbursement for patent expenses incurred in filing, prosecuting or maintaining applications or patents in a particular country(ies) as required by Article 4.4 of this Agreement, LICENSOR shall have no further obligation to prosecute or maintain the Licensed Patents in said country(ies).

BUKWANG, upon ninety (90) days advance written notice to LICENSOR, may advise LICENSOR that it no longer wishes to pay expenses for filing, prosecuting or maintaining one or more Licensed Patents. LICENSOR may, at its option, elect to pay such expenses or permit such Licensed Patents to become abandoned or lapsed. If LICENSOR elects to pay such expenses, such patents shall not be subject to any license granted to BUKWANG hereunder.

7.2 Extension of Licensed Patents. In the event that it is possible to have the normal term of any Licensed Patent extended or restored under a country’s procedure of extending patent terms for time lost in government regulatory approval processes, BUKWANG agrees to cooperate fully with LICENSOR and provide all necessary documentation and information needed to enable LICENSOR to timely apply for such extension(s). All out-of-pocket expenses incurred by LICENSOR in applying for such extension(s) shall be borne in accordance with the terms of Article 4.4. In the case of such extension(s), royalties due LICENSOR pursuant to Article 4.3 hereof shall be payable until the end of the extended term of the Licensed Patent.

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ARTICLE 8. ABATEMENT OF INFRINGEMENT

8.1 BUKWANG shall promptly inform LICENSOR of any suspected infringement of any Licensed Patents. During the term of this Agreement, LICENSOR and BUKWANG shall have the right to institute an action for infringement of the Licensed Patents against such third party in accordance with the following:

(a)	If LICENSOR and BUKWANG agree to institute suit jointly, the suit shall be brought in both their names and the out-of-pocket costs thereof shall be borne equally. Any recovery or settlement received by LICENSOR and/or BUKWANG for punitive or exemplary damages shall be shared equally, and any other recovery or settlement received, including compensatory damages or damages based on a loss of revenues, shall be paid to BUKWANG, and BUKWANG shall pay to LICENSOR an amount representing the royalty which would have been paid by BUKWANG on such amount in accordance with the provisions of Article 4 had such amount been accrued by BUKWANG as Sales. BUKWANG and LICENSOR shall agree upon the manner in which they shall exercise control over such action. LICENSOR may, if it so desires, also be represented by separate counsel of its own selection, the fees for which counsel shall be paid by LICENSOR;

(b)	In the absence of agreement to institute a suit jointly, LICENSOR may institute suit, and, at its option, name BUKWANG as a plaintiff. LICENSOR shall bear the entire cost of such litigation, including defending any counterclaims brought against BUKWANG and paying any judgments rendered against BUKWANG, and shall be entitled to retain the entire amount of any recovery or settlement; and

(c)

In the absence of agreement to institute a suit jointly and if LICENSOR notifies BUKWANG that it has decided not to join in or institute a suit, as provided in (a) or (b) above, BUKWANG may institute suit and, at its option, name LICENSOR as a plaintiff. BUKWANG shall bear the entire cost of such litigation, including

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defending any counterclaims brought against LICENSOR and paying any judgments rendered against LICENSOR, and shall be entitled to retain the entire amount of any recovery or settlement.

8.2 Should either LICENSOR or BUKWANG commence a suit under the provisions of this Article and thereafter elect to abandon such suit, the abandoning party shall give timely notice to the other party who may, if it so desires, continue prosecution of such suit, provided that the sharing of expenses and any recovery in such suit shall be as agreed upon between LICENSOR and BUKWANG.

ARTICLE 9. DISCLOSURE OF INFORMATION AND CONFIDENTIALITY

9.1 It will be necessary for LICENSOR to disclose to BUKWANG and for BUKWANG to disclose to LICENSOR such information and technology as will assist the parties to successfully carry out the objectives of this Agreement. BUKWANG will need to disclose to LICENSOR such information and technology relating to the filing of any patents related to Licensed Products and such other information as may be requested by LICENSOR which is necessary for LICENSOR to ascertain that BUKWANG is performing its obligations pursuant to this Agreement. All such information and technology to be exchanged will be in writing and marked “CONFIDENTIAL”. BUKWANG or LICENSOR, as the case may be, shall not, during the life of this Agreement and for a period of five (5) years after the termination or expiration of this Agreement, disclose to any third party the other’s technology, except to an Affiliate under appropriate written confidentiality provisions who requires such information to carry out the objectives of this Agreement; shall use the same degree of care as is exercised with respect to its own confidential information to prevent disclosure of the same to any third party; and shall not use the same for any purpose other than exercising any right or rights granted to it herein; provided, however, that nothing herein contained shall restrict either party with respect to the disclosure or use of information which the recipient party can show:

(a)	was in its possession at the time of its receipt of same from the disclosing party; or

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(b)	was part of the public knowledge or literature at the time of its receipt from the disclosing party, or thereafter becomes part of the public knowledge or literature through no fault of either party, their Affiliates, employees, representatives or any third party to whom such information was disclosed in accordance with the provisions of this Agreement; or

(c)	was received from a third party having the right to disclose such information.

Specific technology disclosed by one party to the other hereunder shall not be deemed to be within any of the above three (3) exclusions merely because it is embraced by more general information included within one of the exclusions.

9.2 Notwithstanding the provisions of paragraph 9.1 above, and to the extent necessary:

(a)	a party may disclose and use the other party’s information for purposes of securing the registration of, and or governmental approval to market, pursuant to this Agreement, any Licensed Products;

(b)	a party may disclose and use the other party’s information where the disclosure and use of such will be necessary to the procurement of patent protection, pursuant to this Agreement, for a Licensed Product;

(c)	a party may disclose and use the other party’s information to the extent that it is necessary to aid in the development and commercialization, pursuant to this Agreement, of any Licensed Product provided that any such disclosure of the disclosing party’s information shall be in confidence and subject to provisions the same, or substantially the same, as those in paragraph 9.1 hereof.

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If this Agreement is terminated for any reason whatsoever, LICENSOR shall have the unrestricted right to use and disclose information generated by LICENSOR or BUKWANG pertaining to methods of synthesis, pharmacokinetics, toxicology, efficacy, clinical and other technical data related to Licensed Products. Such use and disclosure shall not be subject to the confidentiality provisions of paragraph 9.1 that survive termination of this Agreement.

9.3 Prior Agreements. The provisions of this Agreement supersede and shall be substituted for any terms of any prior confidentiality agreements between BUKWANG and LICENSOR which are not consistent with this Agreement.

ARTICLE 10. REPRESENTATIONS, MERCHANTABILITY AND EXCLUSION OF WARRANTIES

10.1 LICENSOR represents and warrants that it has the right and authority to enter into this Agreement and that neither the execution of this Agreement nor the performance of its obligations hereunder will constitute a breach of the terms and provisions of any other agreement to which UGARF or YALE is a party. LICENSOR does not warrant the validity of the Licensed Patents licensed hereunder and makes no representation whatsoever with regard to the scope of the Licensed Patents or that such Licensed Patents may be exploited by BUKWANG or its Affiliates without infringing other patents.

10.2 BUKWANG has the necessary expertise and skill in the technical areas in which the Licensed Products and Licensed Technology are involved to make, and has made, its own evaluation of the capabilities, safety, utility, and commercial application of the Licensed Patents and Licensed Technology. ACCORDINGLY, LICENSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE LICENSED PATENTS OR LICENSED TECHNOLOGY AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF LICENSED PATENTS OR LICENSED TECHNOLOGY.

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ARTICLE 11. DAMAGES, INDEMNIFICATION, AND INSURANCE

11.1 NO LIABILITY. LICENSOR shall not be liable to BUKWANG or BUKWANG’s customers for special, incidental, indirect, or consequential damages resulting from defects in the testing, labeling, manufacture, or other application of Licensed Products manufactured, tested, or Sold pursuant to this Agreement.

11.2 Indemnification. BUKWANG shall defend, indemnify, and hold harmless the Indemnitees from and against any and all claims, demands, loss, liability, expense, or damage (including investigative costs, court costs and attorneys’ fees) Indemnitees may suffer, pay, or incur as a result of claims, demands or actions against any of the Indemnitees arising or alleged to arise by reason of or in connection with any and all personal injury and property damage caused or contributed to in whole or in part by BUKWANG’s manufacture, testing, use, sale, or labeling of any Licensed Products, or the practice by BUKWANG of any Licensed Patents. BUKWANG’s obligations under this Article shall survive the expiration or termination of this Agreement for any reason.

11.3 Insurance. Without limiting LICENSEE’s indemnity obligations under the preceding paragraph, LICENSEE shall maintain throughout the term of this Agreement and for ten (10) years thereafter a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States of America, which:

(a)	insures Indemnitees for all claims, damages, and actions mentioned in Article 11.1 of this Agreement;

(b)	includes a contractual endorsement providing coverage for all liability which may be incurred by Indemnitees in connection with this Agreement;

(c)	Requires the insurance carrier to provide UGARF with no less than thirty (30) days written notice of any change in the terms or coverage of the policy or its cancellation; and

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(d)	Provides Indemnitees product liability coverage in an amount no less than One Million Dollars ($1,000,000) per occurrence for bodily injury and One Million Dollars ($1,000,000) per occurrence for property damage, subject to a reasonable aggregate amount.

BUKWANG shall provide LICENSOR with Certificates of Insurance evidencing the above.

11.4 Notice of Claims. BUKWANG shall promptly notify LICENSOR of all claims involving the Indemnitees and will advise LICENSOR of the policy amounts that might be needed to defend and pay any such claims.

ARTICLE 12. TERM AND TERMINATION

12.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Operative Date and shall continue until the date of expiration of the last-to-expire of the Licensed Patents, including any renewals or extensions thereof. In the event that there are no Valid Claims, this Agreement shall terminate on the tenth anniversary of the date of this Agreement.

12.2 Termination by LICENSOR. LICENSOR shall have the right to terminate this Agreement upon the occurrence of any one or more of the following events:

(a)	failure of BUKWANG to make any payment required pursuant to this Agreement when due; or

(b)	failure of BUKWANG to render reports to LICENSOR as required by this Agreement; or

(c)	failure of BUKWANG to comply with BUKWANG’s Development Plan, attached hereto as Exhibit B; or

(d)	the insolvency of BUKWANG; or

(e)	the institution of any proceeding by BUKWANG under any bankruptcy, insolvency, or moratorium law; or

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(f)	any assignment by BUKWANG of substantially all of its assets for the benefit of creditors; or

(g)	placement of BUKWANG’s assets in the hands of a trustee or a receiver unless the receivership or trust is dissolved within thirty (30) days thereafter; or

(h)	the breach of any other material term of this Agreement by BUKWANG.

12.3 Notice of Bankruptcy. BUKWANG must inform LICENSOR of its intention to file a voluntary petition in bankruptcy or of another’s intention to file an involuntary petition in bankruptcy to be received at least thirty (30) days prior to filing such a petition. A party’s filing without conforming to this requirement shall be deemed a material, pre-petition incurable breach.

12.4 Exercise. LICENSOR may exercise its right of termination by giving BUKWANG, its trustees or receivers or assigns, thirty (30) days prior written notice of the occurrence of an event giving cause for termination hereunder and of LICENSOR’s election to terminate. Upon the expiration of such period, this Agreement shall automatically terminate unless BUKWANG has cured the breach. Such notice and termination shall not prejudice LICENSOR’s right to receive royalties or other sums due hereunder and shall not prejudice any cause of action or claim of LICENSOR accrued or to accrue on account of any breach or default by BUKWANG.

12.5 Failure to Enforce. The failure of LICENSOR at any time, or for any period of time, to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions or as a waiver of the right of LICENSOR thereafter to enforce each and every such provision.

12.6 Termination by BUKWANG. LICENSEE may terminate this Agreement at its sole discretion upon six (6) months’ written notice to UGARF.

12.7 Effect.

(a)	In the event this Agreement is terminated for any reason whatsoever, BUKWANG shall return, or at LICENSOR’s direction destroy, all plans, notes,

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writings and other documents, samples, and other materials pertaining to the Licensed Patents and Licensed Technology, retaining only one copy in its corporate counsel’s office for the sole purpose of compliance with surviving terms of this Agreement or defense against any legal actions related to this Agreement. Immediately upon termination of this Agreement, BUKWANG shall cease manufacturing, processing, producing, using, Selling, or distributing Licensed Products; provided, however, that BUKWANG may continue to Sell in the ordinary course of business for a period of three (3) months reasonable quantities of Licensed Products which are fully manufactured and in BUKWANG’s normal inventory at the date of termination if (a) all monetary obligations of BUKWANG to LICENSOR have been satisfied and (b) royalties on such sales are paid to LICENSOR in the amounts and in the manner provided in this Agreement.

(b)	Upon termination of the Agreement for any reason whatsoever, BUKWANG shall provide LICENSOR with full and complete copies of all toxicology, pharmacokinetics, efficacy, clinical and other technical data and all correspondence to and from regulatory agencies relating to approval of Licensed Products generated by BUKWANG and/or its Affiliates, contractors and agents in the course of BUKWANG’s efforts to develop Licensed Products and/or obtain governmental approval for the Sale of Licensed Products.

12.8 Survival. The provisions of Articles 9 (except as explicitly stated in paragraph 9.2), 10, and 11 of this Agreement shall remain in full force and effect notwithstanding the termination of this Agreement.

ARTICLE 13. ASSIGNMENT

This Agreement is dependent upon the special relationship between the parties and the special knowledge and unique skills of BUKWANG. Therefore, BUKWANG shall not grant, transfer, convey, or otherwise assign any of its rights or delegate any of its obligations under this

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Agreement, without the prior written consent of LICENSOR. This Agreement shall be assignable by UGARF to UGA, the University of Georgia Foundation, or any other nonprofit corporation which promotes the research purposes of UGA.

ARTICLE 14. MISCELLANEOUS

14.1 Export Controls. BUKWANG acknowledges that LICENSOR is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities and that LICENSOR’s obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data and commodities may require a license from the cognizant agency of the United States government or written assurances by BUKWANG that BUKWANG shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies. LICENSOR neither represents that an export license shall not be required nor that, if required, such export license shall issue.

14.2 Legal Compliance. BUKWANG shall comply with all laws and regulations relating to its manufacture, processing, producing, use, Selling, or distributing of Licensed Products. BUKWANG shall not take any action which would cause LICENSOR or BUKWANG to violate any laws and regulations.

14.3 Independent Contractor. BUKWANG’s relationship to LICENSOR shall be that of a licensee only. BUKWANG shall not be the agent of LICENSOR and shall have no authority to act for or on behalf of LICENSOR in any matter. Persons retained by BUKWANG as employees or agents shall not by reason thereof be deemed to be employees or agents of UGARF, UGA or YALE.

14.4 Patent Marking. BUKWANG shall mark Licensed Products Sold in the United States with United States patent numbers. Licensed Products manufactured or Sold in other countries shall be marked in compliance with the intellectual property laws in force in such foreign countries.

21

14.5 Use of Names. BUKWANG shall obtain the prior written approval of YALE, UGARF, UGA, or the Inventors prior to making use of their names for any commercial purpose, except as required by law. As an exception to the foregoing, both BUKWANG and LICENSOR shall have the right to publicize the existence of this Agreement; however, neither BUKWANG nor LICENSOR shall disclose the terms and conditions of this Agreement without the other party’s consent, except as may be required by law.

14.6 Place of Execution. This Agreement and any subsequent modifications or amendments hereto shall be deemed to have been executed in the State of Georgia, U.S.A.

14.7 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the State of Georgia and the United States of America.

14.8 Entire Agreement. This Agreement constitutes the entire agreement between LICENSOR and BUKWANG with respect to the subject matter hereof and shall not be modified, amended or terminated except as herein provided or except by another agreement in writing executed by the parties hereto.

14.9 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions or portions thereof shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or

22

unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

14.10 Force Majeure. Any delays in, or failure of, performance of any party to this Agreement shall not constitute default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other work stoppages; civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required.

ARTICLE 15. NOTICES

All notices and other communications shall be hand delivered, sent by private overnight mail service, or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, and addressed to the party to receive such notice or other communication at the address given below, or such other address as may hereafter be designated by notice in writing:

If to LICENSOR:	Executive Vice President
University of Georgia Research Foundation, Inc.
Boyd Graduate Studies Research Center, 6th Floor
Athens, Georgia 30602 Facsimile: (404) 542-5638

If to BUKWANG:	Attention: Dr. C. H. Koo
Bukwang Pharm. Ind. Co., Ltd.
398-1 Daebang-Dong
Dongjak-ku
Seoul 156-020
Republic of Korea Facsimile: 82-2-816-2792

Such notices or other communications shall be effective upon receipt by an employee, agent or representative of the receiving party authorized to receive notices or other communications sent or delivered in the manner set forth above.

23

IN WITNESS WHEREOF, LICENSOR and BUKWANG have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

LICENSOR:		BUKWANG:

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.		BUKWANG PHARM.IND.CO.LTD.

By:	/s/ Joe L. Key	By:	/s/ C. H. Koo
Name:	Joe L. Key	Name:	C. H. Koo
Title:	Executive Vice President	Title:	Managing Director

(corporate seal)		(corporate seal)

YALE UNIVERSITY

By:	/s/ Janet H. Ackerman
Name:	Janet Ackerman
Title:	Associate V.P. for Finance

24

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

EXHIBIT A

Licensed Patents

U.S.S.N. [***] filed [***], entitled [***].

U.S.S.N. [***] filed [***], entitled [***].

U.S.S.N. [***] filed [***], entitled [***].

International Patent Cooperation Treaty (PCT) Application No. [***], filed [***].

25

EXHIBIT B

BUKWANG’s L-FMAU Development Plan

Procedure	Starting Date	Completion Date
Chemical Synthesis(laboratory method)	1/1/96	6/30/96
In Vivo Woodchuck Study	3/1/96	6/30/96
Pilot Synthesis	7/1/96	12/31/97

Preclinical studies	4/1/97	8/31/98

Submission of IND in Korea	3/1/98
Phase I clinical studies in Korea	5/1/98	12/31/98
Phase II “ “ “	1/1/99	6/30/99
Phase III “ “ “	7/1/99	12/31/2001
Marketing	6/1/2001

Synthesis in USA	7/1/98	12/31/98
Preclinical studies	1/1/99	6/30/99

Submission of Investigational New Drug Application (IND) in U.S. and other countries	6/1/2000

Phase I clinical studies in U.S.	8/1/2000	7/31/2001
Phase II clinical studies in U.S.	10/1/2001	9/30/2002
Phase III clinical studies in U.S.	10/1/2002	9/30/2004

Filing of New Drug Application (NDA) in Korea and U.S.	1/01/2005

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

<The Development Schedule for L-FMAU>

	<Test>	<Expected Period>
Acute Toxicity	Acute toxicity for [***] Acute Toxicity for [***]	Jun. 1998 ~ Jul. 1998 Jul. 1998 ~ Aug. 1998

Subcute & Chronic Toxicity	DRF test for [***] [***] 13wks toxicity DRF test for [***] [***] 13wks toxicity	Jul. 1998 ~ Oct. 1998 Sep. 1998 ~ Mar. 1999 Aug. 1998 ~ Dec. 1998 Sep. 1998 ~ Mar. 1999

Genetic Toxicity	Ames test Chromosome aberration study Mouse micronucleus test	Jun. 1998 ~ Jul. 1999 Jun. 1998 ~ Nov. 1998 Jan. 1999 ~ Mar. 1999

Pharmacokinetic		Jan. 1997 ~ Jul. 1998

Pharmacology		May 1998 ~ Oct. 1998

Submission of IND in Korea		April 1999

Clinical trial in KOREA	Phase I Clinical Study Phase II Clinical Study Phase III Clinical Study	May 1999 ~ Oct. 1999 Nov. 1999 ~ Apr. 2000 May 2000 ~ Apr. 2001

Marketing in KOREA		June 2001

Submission of IND in U.S. & other countries		June 1999

Clinical trial in U.S.	Phase I Clinical Study Phase II Clinical Study Phase III Clinical Study	1/1/2000 ~ 8/31/2000 9/1/2000 ~ 8/31/2001 9/1/2001 ~ 12/31/2002

Filing of NDA in U.S.		June 2003

BUKWANG PHARM. IND. CO., LTD.: Research & Development Dept.

27

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

AMENDMENT

to

LICENSE AGREEMENT

between

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY, and

BUKWANG PHARM. INC. CO., LTD.

This AMENDMENT to LICENSE AGREEMENT (AMENDMENT) is effective on September 1, 1997, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (UGARF), YALE UNIVERSITY, located in New Haven, Connecticut (YALE), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (BUKWANG).

WITNESSETH

WHEREAS, UGARF, YALE and BUKWANG entered into a License Agreement (LICENSE) as of December 28, 1995; and

WHEREAS, UGARF, YALE and BUKWANG desire to amend the LICENSE to provide sublicensing rights to BUKWANG;

NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1.	In partial consideration of the grant by UGARF and YALE of sublicensing rights to BUKWANG, BUKWANG agrees to pay a one-time, nonrefundable, nonceditable fee of [***] Dollars ($[***]) to be split equally between UGARF and YALE.

2.	The following new paragraphs are added to the LICENSE:

2.5	BUKWANG shall have the right to enter into sublicensing agreements for the rights, privileges and licenses granted hereunder. Upon any termination of this Agreement, sublicensees’ rights shall also terminate.

2.6	BUKWANG agrees that any sublicenses granted by it shall provide that the obligations to UGARF and YALE of Articles 2, 3.3, 5, 6, 8, 9, 10, 11, 12 and 14 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. BUKWANG further agrees to attach copies of these Articles to sublicense agreements.

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

2.7	BUKWANG shall not receive from sublicensees anything of value in lieu of cash payments in consideration for any sublicense under this Agreement without the prior written permission of UGARF and YALE.

2.8	BUKWANG shall obtain in advance the written approval of UGARF and YALE before it enters into any sublicense agreements. However, in the event that the sublicense from BUKWANG is with a company on the list of 100 largest pharmaceutical companies, then such written approval is not needed in advance.

2.9	BUKWANG agrees to forward to UGARF and YALE a copy of any and all sublicense agreements promptly upon execution by the parties.

2.10	BUKWANG agrees that any sublicense agreement shall contain a provision for the payment of a royalty of no less than [***] percent ([***]%) of the Net Selling Price of all Licensed Products by the sublicensee.

2.11	BUKWANG, UGARF and YALE agree to share income from sublicensing in the following manner:

	UGARF/YALE		BUKWANG
Income from royalties from sublicensee(s)	[***]	%	[***]	%

Income from sublicense issue fees, milestone payments, or fees other than royalties	[***]	%	[***]	%

Except as otherwise modified herein, the LICENSE remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed by their duly authorized representatives, under seal, as of the effective date.

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.		BUKWANG PHARM. IND. CO., LTD.

By:	/s/ Joe L. Key	By:	/s/ C. H. Koo
Name:	Joe L. Key	Name:	C. H. Koo
Title:	Executive Vice President	Title:	Managing Director

(corporate seal)		(corporate seal)
BUKWANG PHARM. IND. CO., LTD.
398-1, Daebang-Dong, Dongjak-Ku
Seoul, 156-920, KOREA

YALE UNIVERSITY

By:	/s/ Gregory E. Gardiner
Name:	Gregory E. Gardiner, Ph.D.
Title:	Director, Cooperative Research

(corporate seal)

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

AMENDMENT NUMBER 2

to

LICENSE AGREEMENT and AMENDMENT

between

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY, and

BUKWANG PHARM. INC. CO., LTD.

This AMENDMENT NUMBER 2 to LICENSE AGREEMENT and AMENDMENT (dated September 1, 1997) is effective on December 1, 1997, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (UGARF), YALE UNIVERSITY, located in New Haven, Connecticut (YALE), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (BUKWANG).

WITNESSETH

WHEREAS, UGARF, YALE and BUKWANG entered into a License Agreement (LICENSE) as of December 28, 1995, and an AMENDMENT dated September 1, 1997; and

WHEREAS, UGARF, YALE and BUKWANG desire to amend the LICENSE and AMENDMENT as follows:

NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1.	Article 1 of the AMENDMENT dated September 1, 1997, is replaced with the following:

In partial consideration of the grant by UGARF and YALE of sublicensing rights to BUKWANG, BUKWANG agrees to pay on completion of a sublicense agreement with a third party, a one-time, nonrefundable, noncreditable fee of [***] Dollars ($[***]) to be split equally between UGARF and YALE. This fee is in addition to the [***]% sharing of sublicense fees, milestone payments or fees other than royalties received by BUKWANG from a sublicensee, as provided in Article 2.11 of this AMENDMENT.

2.	Paragraph 2.6 of the LICENSE is replaced by the following:

2.6

BUKWANG agrees that any sublicenses granted by it shall provide that the obligations to UGARF and YALE of Articles 2, 3.3, 5, 6, 8, 9, 10, 11, 12 and 14 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. BUKWANG further agrees to attach copies of these Articles to

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

sublicense agreements. With regard to Article 3.3, BUKWANG agrees that sublicensee shall not concurrently develop a compound or composition with the same mechanism of action as compound or composition covered by Licensed Patents, unless such development is directed towards compounds which will be used in complementary or synergistic efficacy combination with L-FMAU.

3.	Exhibit A of the LICENSE is amended to include Provisional U.S. Patent Application Serial No. [***] (formerly identified as [***]) filed [***], for “[***],” its conversion to a regular U.S. patent application, and all divisionals, continuations, reissues, reexaminations, and foreign counterparts thereof.

Except as otherwise modified herein, the LICENSE remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed by their duly authorized representatives, under seal, as of the effective date.

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.		BUKWANG PHARM. IND. CO., LTD.

By:	/s/ Joe L. Key	By:	/s/ S. K. Lee
Name:	Joe L. Key	Name:	S. K. Lee
Title:	Executive Vice President	Title:	Managing Director

(corporate seal)		(corporate seal)

YALE UNIVERSITY

By:	/s/ Gregory E. Gardiner
Name:	Gregory E. Gardiner
Title:	Director, Office of Cooperative Research

(corporate seal)

AMENDMENT NUMBER 3

to

LICENSE AGREEMENT

among

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY and

BUKWANG PHARM. IND. CO., LTD.

This AMENDMENT NUMBER 3, dated as of this February 27, 1998, and effective in accordance with paragraph 15 hereof, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (“UGARF”), YALE UNIVERSITY, located in New Haven, Connecticut (“YALE”), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (“BUKWANG”).

WITNESSETH:

WHEREAS, UGARF, YALE, and BUKWANG entered into a License Agreement as of December 28, 1995, and Amendment Number 1 thereto, dated September 1, 1997 and Amendment Number 2 thereto dated December 1, 1997 (collectively, the “License Agreement”); and

WHEREAS, BUKWANG and TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation with offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 (“TRIANGLE”) have entered into a license agreement, dated as of even date

1

herewith (the “Triangle Sublicense Agreement”), pursuant to which BUKWANG has granted TRIANGLE an exclusive sublicense to the Bukwang Patents and Bukwang Know-How (each as defined in the Triangle Sublicense Agreement), in the entire world, except Korea; and

WHEREAS, TRIANGLE has requested that BUKWANG, UGARF and YALE execute this Amendment Number 3 in order, inter alia, to reconcile certain inconsistencies between this License Agreement and the Triangle Sublicense Agreement and BUKWANG, UGARF and YALE are willing to do so;

NOW, THEREFORE, UGARF, YALE and BUKWANG agree as follows:

1.	All capitalized terms used in this Amendment Number 3 and not defined in this Amendment Number 3 shall have the meanings given them in the License Agreement, except as otherwise explicitly set forth herein.

2.	UGARF and YALE hereby expressly consent to BUKWANG’s entering into the Triangle Sublicense Agreement.

3.	UGARF and YALE confirm that the License Agreement is in full force and effect and UGARF and YALE are not aware of any breach thereof by any party thereto.

4.	The following amendments are made to Article 2 of the License Agreement:

(a) Delete the last two sentences of paragraph 2.4 of the License Agreement and replace them with the following:

If at any time during the term of this License Agreement, the United States government should take action which terminates this License Agreement or requires that this License Agreement be terminated, BUKWANG acknowledges this License Agreement will automatically terminate. In such event, BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination, other than any overpayment of

2

earned royalties as determined by any audit conducted pursuant to paragraph 6.2 of this License Agreement.

(b) Delete paragraph 2.5 of the License Agreement entitled “Republic of Korea Government Approval” and add the following sentences to paragraph 2.5 of Amendment Number 1 to the License Agreement:

Notwithstanding the foregoing, UGARF and YALE agree that, if this License Agreement terminates pursuant to paragraph 12.4 or 12.6, the Triangle Sublicense Agreement shall, with respect to the Licensed Patents and Licensed Technology, automatically become a direct license with UGARF and YALE on the terms stated therein; provided, however that UGARF and YALE shall be entitled to receive only those percentages of milestone payments, royalties and other fees payable to UGARF and YALE under the Triangle Sublicense Agreement as are specified in paragraph 2.11 hereof on the date of such termination. In such event, UGARF and YALE agree promptly to provide Triangle with written confirmation of such a direct license.

(c) Delete the paragraph 2.6 of Amendment Number 2 and replace it with the following:

UGARF and YALE agree that:

(i) TRIANGLE’s performance of its obligations set forth in the Triangle Sublicense Agreement shall be deemed to be complete performance of any obligations which Triangle, as BUKWANG’s sublicensee, and Bukwang have pursuant to the provisions of this License Agreement including, but not limited to, any and all obligations set forth herein relating to diligence, progress reports, royalties (and the calculation thereof), milestone payments and any other amounts payable to UGARF and YALE pursuant to the terms of the License Agreement and the due dates in respect of any of the foregoing and including the provisions of Articles 2, 5, 6, 8, 10, 11, 12 and 14 of the License Agreement; provided

3

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

however, BUKWANG agrees that the Triangle Sublicense Agreement shall contain a provision for the payment of a royalty of no less than [***] percent ([***]%) of the Net Sales of all Licensed Products by TRIANGLE (as defined therein);

(ii) Triangle’s sole financial obligations as BUKWANG’s sublicensee shall be those which are set forth in the Triangle Sublicense Agreement and shall be deemed to be performance by BUKWANG of its financial obligations hereunder; and

(iii) Triangle’s performance of its diligence obligations as set forth in Article 6 of the Triangle Sublicense Agreement shall be deemed to be performance by BUKWANG of its diligence obligations under the License Agreement including, but not limited to, those set forth in Article 3 hereof.

(d) Delete paragraph 2.10 of Amendment Number 1 and replace it as follows:

BUKWANG agrees that payments to LICENSOR in respect of royalties received by BUKWANG under the Triangle Sublicense Agreement shall not be less than [***] percent ([***]%) of Net Sales of Licensed Products (as defined in the Triangle Sublicense Agreement) for any royalty period during the term thereof.

(e) Add the following paragraph 2.12 to Article 2 of the License Agreement:

To the extent that the rights have not already been licensed exclusively to another party, UGARF and YALE agree not to sue BUKWANG or its Affiliates or sublicensees for patent infringement for practicing a claim of a patent assigned to UGARF and YALE if practicing said claim is required to make, have made, use, import, offer for sale, sell or have sold Licensed Products.

4

5.	Delete paragraph 3.3 of the License Agreement and replace it with the following paragraph:

3.3 Chemical Utility Diligence Obligation. As used herein, the term “Compounds” shall mean the compound known as L-FMAU, with the chemical name, 2’-fluoro-5-methyl-ß-L-arabinofuranosyluracil, including any salts and esters thereof. BUKWANG acknowledges that viral resistance may limit the clinical utility and commercial potential of the Compounds. In the conduct of the BUKWANG Development Program, BUKWANG shall use its best efforts to conduct, or shall cause its sublicensee to use its best efforts to conduct, preclinical and clinical studies of the Compounds in combination with other anti-HBV drugs or drug candidates in order to determine whether in vitro, synergy, pharmacologic compatibility, differing resistance patterns, chemical structures, mechanisms of action or other factors of the combination treatment regimens may limit or reduce the development of resistance to the Compounds. BUKWANG shall conduct, or shall cause its sublicensee to conduct, preclinical combination studies with at least two other drugs or drug candidates and shall use, or shall cause its sublicensee to use, its best efforts to conduct clinical combination studies with as many other drugs or drug candidates as it deems appropriate to determine the optimal combinations or sequence of combinations necessary to provide maximum efficacy against HBV and enhance the clinical utility and commercial potential of the Compounds. Such combination studies may include two or more drugs or drug candidates and various sequences of treatment regimens and, because the outcome of such combination studies cannot be predicted with certainty, these studies may include other drugs or drug candidates being developed by BUKWANG, its sublicensee or third parties which because of various factors are ultimately determined not to be additive to, or synergistic with, the Compounds.

6.	Add the following paragraph to paragraph 4.4 of the License Agreement:

Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments

5

shall be due net thirty (30) days from the date of invoice. BUKWANG hereby authorizes UGARF and YALE to submit, and UGARF and YALE hereby agree to submit, all such invoices in respect of the Licensed Territory (other than Korea) directly to TRIANGLE for reimbursement.

7.	Make the following amendments to Article 5 of the License Agreement:

(a) Add the following sentence to paragraph 5.1 of the License Agreement:

Any provision of this License Agreement to the contrary notwithstanding, payments and reports due hereunder in respect of payments and reports received by BUKWANG from TRIANGLE pursuant to the Triangle Sublicense Agreement will not be due to be submitted to LICENSOR until ten (10) days after the date of receipt by BUKWANG from TRIANGLE.

(b) Delete the first sentence of paragraph 5.5 and replace it with the following:

Payments required under the License Agreement shall, if overdue, bear interest at the rate of one and one-half percent (1 1/2%) per month until paid.

(c) Add the following paragraph 5.6 to Article 5 of the License Agreement:

5.6 Performance of BUKWANG’s Sublicensee. UGARF and YALE agree that any and all reports required to be submitted by BUKWANG pursuant to this Article 5 may instead be submitted by TRIANGLE in respect of that portion of the Licensed Territory in which the Triangle Sublicense Agreement is in effect and that submission of a report by TRIANGLE to UGARF and YALE in accordance with this Article 5 shall be deemed to satisfy BUKWANG’s obligation to do so under this Article 5.

6

8.	Make the following amendments to Article 7 of the License Agreement:

(a) Delete the second paragraph of paragraph 7.1 and replace it as follows:

If BUKWANG or its sublicensee, as applicable, fail to reimburse LICENSOR for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Licensed Patents within the time allowed therefor, upon at least thirty (30) days’ prior notice to BUKWANG or its sublicensee, as applicable, LICENSOR may remove such patent application or issued patent from the Licensed Patents and LICENSOR shall be free, at its election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

(b) Add the following paragraph 7.3 to Article 7:

7.3	Further Obligations.

(a) Except as otherwise provided in Article 8, each party’s responsibilities for patent prosecution activities pursuant to this Article 7 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party’s or its sublicensee’s position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this subparagraph (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, it shall give notice to the other party pursuant to the applicable provisions of subparagraph (b) below and the other party or its sublicensee, as applicable, may initiate, pursue or assume such patent prosecution activities, at its sole expense.

(b) In conducting its patent prosecution activities under this License Agreement, each party may use patent attorneys selected by it in its own

7

discretion. In addition to the other obligations set forth in this Article 7, each party undertakes to keep the other party and, if applicable, such other party’s sublicensee throughout the term of this License Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this License Agreement including, but not limited to, supplying the other party or its sublicensee, as applicable, upon reasonable request and at reasonable intervals, with all correspondence with the United States, Japan and European patent office counterparts with respect to the United States, Japan and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party or its sublicensee, in order to assist such other party or its sublicensee in connection with any of its activities or the exercise of any of its rights pursuant to Articles 7, such party shall provide the other party or its sublicensee with such additional relevant documentation which such other party or its sublicensee may reasonably request relating to such patent applications and patents in the Licensed Patents, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 7, it shall give the other party or its sublicensee notice thereof in a sufficiently timely manner so as to enable such other party or its sublicensee to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its best efforts to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

(c) BUKWANG and LICENSOR agree that, during the term of the Triangle Sublicense Agreement, the rights of BUKWANG under this Article 7 shall be exercised, if at all, by TRIANGLE with respect to all patent prosecution activities in any portion of the Licensed Territory in which the Triangle Sublicense Agreement is then in effect. With respect to such patent prosecution activities, LICENSOR shall communicate with TRIANGLE directly.

8

10.	Make the following amendments to Article 8 of the License Agreement:

(a) Delete subparagraph (c) to paragraph 8.1 and replace it as follows:

(c) If LICENSOR shall fail with ninety (90) days after receiving notice from BUKWANG of a potential infringement, to either (i) terminate such infringement or (ii) to institute, either jointly as provided in subparagraph (a) above or solely as provided in subparagraph (b) above and, thereafter, to prosecute such suit diligently, or (iii) if LICENSOR notifies BUKWANG that it does not plan to institute or join in such suit, BUKWANG may institute suit and, at its option, name LICENSOR as a plaintiff. BUKWANG shall bear the entire cost of such litigation, including defending any counterclaims brought against LICENSOR and paying any judgments rendered against LICENSOR, and shall be entitled to retain the entire amount of any recovery or settlement.

(b) Add the following subparagraph (d) to paragraph 8.1:

(d) In the event BUKWANG commences a suit pursuant to subparagraph (c), BUKWANG may deposit up to thirty percent (30%) of any royalties and milestone payments which are otherwise payable to LICENSOR during the pendency of such suit in an interest-bearing escrow account. Upon final resolution of such suit, BUKWANG shall provide LICENSOR with an accounting of the amounts escrowed and BUKWANG’s expenses incurred in such infringement suit. BUKWANG shall be entitled to offset any expenses which BUKWANG fails to recoup in such suit against the escrowed amounts. Any escrowed amounts (and interest thereon) in excess of BUKWANG’s unrecouped expenses shall be promptly paid to LICENSOR.

9

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

(c) Add the following paragraph 8.3 to Article 8:

8.3 Sublicensee Rights. BUKWANG and LICENSOR agree that, during the term of the Triangle Sublicense Agreement, the rights of BUKWANG under this Article 8 shall be exercised, if at all, by TRIANGLE with respect to any infringements in any portion of the Licensed Territory in which the Triangle Sublicense Agreement is then in effect. With respect to such infringements, LICENSOR shall contact Triangle regarding decisions relating to whether it desires to commence any infringement suit and, if so, whether such suit should be commenced jointly.

11.	Add the following paragraph 9.4 to Article 9 of the License Agreement:

9.4 Rights to Disclose. Notwithstanding any provision of this Article 9 to the contrary, BUKWANG shall have the right to disclose any and all information and technology disclosed to it by LICENSOR to TRIANGLE. LICENSOR agrees that TRIANGLE shall have the right to disclose such information and technology as provided in Article 13 of the Triangle Sublicense Agreement.

12.	Exhibit A of the License Agreement is deleted and replaced with Exhibit A attached hereto. LICENSOR warrants and represents that, with the exception of the two patent cases identified by serial numbers [***] and [***], (a) Exhibit A is a complete list of all patents and patent applications which it owns as of the date hereof which relate to the Compounds per se, the use of the Compounds in the Field of Use or the manufacture of the Compounds; and (b) no patents or patent applications which relate to the Compounds per se, the use of the Compounds in the Field of Use or the manufacture of the Compounds have been filed by LICENSOR in any non-elected countries (as defined in paragraph 7.1 hereof).

10

13.	Attached hereto as Exhibit B is a true and correct copy of the waiver obtained by LICENSOR from the United States government pursuant to 35 USC § 204, pursuant to which LICENSOR was authorized to grant the rights and license granted to BUKWANG under this License Agreement.

14.	BUKWANG, UGARF and YALE agree not to amend this Amendment Number 3 in any manner which would adversely affect TRIANGLE’s rights and obligations under the Triangle Sublicense Agreement. Any such purported amendment, without TRIANGLE’s prior written consent (which Triangle may withhold at its sole discretion), shall be void. BUKWANG, UGARF and YALE agree to give TRIANGLE at least thirty (30) days’ notice of any other proposed amendment to the License Agreement (including a true and correct copy thereof) and will not enter into such an amendment if prior to such thirty (30) days’ TRIANGLE identifies any provisions contained in such proposed amendment which would adversely affect the rights and obligations of TRIANGLE under the Triangle Sublicense Agreement. If TRIANGLE gives such notice in a timely fashion, the parties will meet in an attempt to mutually agree on acceptable terms of such amendment or, in lieu thereof, BUKWANG, UGARF, and YALE may enter into such amendment deleting the adverse provisions identified in TRIANGLE’s notice.

15.	This Amendment Number 3 shall become effective upon the Effective Date of the Triangle Sublicense Agreement (as defined therein) provided, however, that in the event the Triangle Sublicense Agreement terminates in one or more countries, this Amendment Number 3 shall terminate automatically in respect of such countries.

16.	Except as otherwise expressly amended hereby, the License Agreement remains in full force and effect.

17.	This Amendment Number 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11

[REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

12

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, under seal, as of the date set forth above.

LICENSOR:		BUKWANG:

UNIVERSITY OF GEORGIA		BUKWANG PHARM. IND. CO., LTD.
RESEARCH FOUNDATION, INC.

By:	/s/ Joe L. Key	By:	/s/ Sung Koo, Lee
Name:	Joe L. Key	Name:	Sung Koo, Lee
Title:	Executive Vice President	Title:	Managing Director

[Corporate Seal]		[Corporate Seal]

BUKWANG PHARM. IND. CO., LTD.
Yeoeuido P.O. Box 572
Seoul, Korea

YALE UNIVERSITY

By:	/s/ Gregory E. Gardiner
Name:	Gregory E. Gardiner
Title:	Director, OCR

[Corporate Seal]

13

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Exhibit A

[***]

Inventors [***]

Docket Name	Country	Serial No	Filing Date	Patent No	Grant Date

[***]	[***]	[***]	[***]	[***]	[***]

Div (1)	[***]	[***]	[***]	[***]	[***]

Div (2)	[***]	[***]	[***]	[***]	[***]

PCT		[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

14

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

[***]

Inventors [***]

Docket Name	Country	Serial No.	Filing Date	Patent No.	Grant Date

[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

15

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

EXHIBIT B

[Department of Health & Human Services LOGO]

[STAMPED “CONFIDENTIAL”]

DATE:	March 28, 1996

TO:	Barbara M. McGarey, J.D.
Deputy Director, OTT

FROM:	Technology Licensing Specialist, OTT

SUBJECT:	Recommendation to Grant U.S. Manufacture Requirement Waiver on Extramural Inventions entitled “[***]” Invented by [***]/ (University of Georgia and Yale University [***], [***])

OTT Reference #: [***]

The Office of Technology Transfer (OTT) has evaluated the U.S. Manufacturers Requirement waiver request by the University of Georgia and Yale University and determined that granting the waiver would be consistent with the statutory criteria and will enable the licensee, Bukwang Pharm. Ind. Co., Ltd., to continue the manufacturing and the commercialization of this federally supported technology.

The U.S. manufacturing requirements are set forth at 35 U.S.C. 204. Waivers of the U.S. manufacturing requirements may be granted upon a showing that 1) reasonable but unsuccessful efforts have been made to license the invention to licensees likely to manufacture substantially in the U.S.; or that 2) domestic manufacture is not commercially feasible under the circumstances.

Technology Profile

The federally supported ([***], [***]) technologies resulted in the filing of a U.S. Patent Application in February of 1994, covering a method and compound for the treatment of Hepatitis B Virus (HBV).

The inhibitory effects of the L-analogs of nucleotides represent a new strategy in the development of potential drugs against viruses like HBV, EBV, and HIV. Lack of toxicity of these compounds in the human systems in comparison to their D-counterparts and efficient inhibition of viral processes makes it a novel strategy to combat viral diseases. L-FMAU falls into this category and could prove to be a very active anti viral agent against HBV and EBV.

Licensing Activities

The grantee institutions that developed the present technology have made a substantial effort to license this invention. The following U.S. companies that manufacture and market technologies in this field have had an opportunity to review this invention for the purpose of licensing:

16

Abbott Laboratories, Avid Therapeutics, Bristol-Myers Squibb, Gilead Sciences, Lipitek International, Microscobe Corporation, and OncoRx. Unfortunately, no U.S. companies have sufficient interest to license this invention. There are several competing technologies to this invention. The grantee institutions are not certain but they believe one of the reasons they have not been successful in securing a U.S. manufacturer is due to these competing technologies. Two of the other competing technologies are nucleoside analogs and the U.S. market for treatment of HBV is apparently too small for U.S. companies to pursue another alternative therapy. Further, it follows that if the U.S. market is not large enough to attract a domestic manufacturer, it would not be commercially feasible to create an FDA compliant facility to manufacture the subject compounds in the U.S.

Recommendation

OTT recommends approval of the University of Georgia’s and Yale University’s request to waive the U.S. manufacturing requirement for Bukwang Pharm. Ind. Co., Ltd. based on provisions in 35 U.S.C. 204, for the following reasons:

1.) The University of Georgia and Yale University have been unsuccessful in their efforts to license the present invention to a U.S. company.

2.) There is an exclusive license agreement between the University of Georgia and Yale University and Bukwang Pharm. Ind. Co., Ltd of South Korea that will allow this invention to be developed into a therapeutic for the treatment of HBV.

3.) The commercial market for the present invention in the U.S. is not large enough to support the investment required to construct an FDA compliant facility in the U.S.

Please sign below to facilitate whether you concur with the recommendation to grant the waiver under these conditions, or whether you elect to deny the waiver.

J.E. Fahner-Vihtelic

☒ Approve waiver

☐ Disapprove waiver

/s/ Barbara M. McGarey	3/29/96
Barbara M. McGarey, J.D.	Date

17

[LOGO of The University of Georgia Research Foundation, Inc.]

Technology Commercialization Office

March 12, 2002

Dr. S. K. Lee

Managing Director

Bukwang Pharmaceutical Ind. Co. LTD

398-1 Daebang-Dong

Dongjak-Ku, Seoul 156-020

KOREA

Sent via facsimile transmission to #9-011-82-2-816-2792

Re:	Amendment Number 4 to the L-FMAU License Agreement

Dear Dr. Lee:

Amendment Number 4 to the License Agreement amongst the University of Georgia Research Foundation, Inc., (UGARF), Yale University and Bukwang Pharm. Ind. Co., Ltd., was completed in August of 2001. Yale University was the last party to sign the Amendment and unfortunately, we have been unable to locate UGARF’s and Bukwang’s original copies. Yale has its own fully executed original, but has no record of sending the other two originals to UGARF and UGARF has no record of their receipt.

UGARF counsel advises us that it will be acceptable for UGARF to retain as its copy, a photocopy of the fully executed agreement in the possession of Yale. For your information, I have attached this copy. Would such a photocopy be acceptable to Bukwang or does Bukwang need to have an original? If Bukwang needs an original, we will need to reprint new agreements and send them again to our three parties for signature.

I’ll appreciate your opinion in this matter and apologize for the delay in being able to provide with you a copy of the Amendment.

Sincerely,

/s/ John P. DesRosier/KMB
John P. DesRosier, Ph.D.
Consultant to UGARF
E-mail: jpd@ovpr.uga.edu

Attachment

Cc w/attachment:	Dr. Alfred Brown
Dr. David Chu

18

AMENDMENT NUMBER 4

to

LICENSE AGREEMENT

amongst

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY and

BUKWANG PHARM. IND. CO., LTD.

This AMENDMENT NUMBER 4, Effective as of this fifteenth day of July, 2001, by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located at Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (“UGARF”), YALE UNIVERSITY, located in New Haven, Connecticut (“YALE”), and BUKWANG PHARM. IND. CO., LTD., a Korean corporation with headquarters located at 398-1 Daebong-dong, Dongjak-ku, Seoul 156-020, Republic of Korea (“BUKWANG”).

WITNESSETH:

WHEREAS, UGARF, YALE, and BUKWANG have entered into a License Agreement as of December 28, 1995, and Amendment Number 1 thereto dated September 1, 1997, Amendment Number 2 thereto dated December 1, 1997 and Amendment Number 3 thereto dated February 27, 1998 (collectively, the “License Agreement”); and

WHEREAS, UGARF, YALE, and BUKWANG desire to clarify BUKWANG’s direct obligations to LICENSOR with regard to BUKWANG’s development of Licensed Product(s) within its retained rights in the licensed territory of Korea, in view of Amendment Number 3.

NOW, THEREFORE, UGARF, YALE, and BUKWANG agree s follows:

1.	The following shall be added in Article 1. Definitions.

1.18

“Phase II Completion Date” shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase II clinical studies which BUKWANG or its sublicensee considers reasonably necessary for the purpose of inclusion in a New Drug Application, “NDA”, or other such application submitted to the regulatory authorities in a given country, requesting marketing approval for Licensed Product(s). As used in the preceding sentence, “Phase II clinical trials shall mean those well-controlled clinical trials sponsored by BUKWANG or its sublicensee, the primary objective of which (as reasonably determined by BUKWANG or its sublicensee) is to ascertain additional data regarding the safety

1

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

and tolerance of Licensed Product(s)and preliminary data regarding the efficacy of such Licensed Product(s).

1.19	“Phase III Completion Date” shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase III clinical studies which BUKWANG or its sublicensee considers reasonably necessary for the purpose of inclusion in an NDA, or other such application submitted to the regulatory authorities in a given country, requesting marketing approval for Licensed Product(s). As used in the preceding sentence, “Phase III clinical trials shall mean those well-controlled clinical trials sponsored by BUKWANG or its sublicensee, the primary objective of which (as reasonably determined by BUKWANG or its sublicensee) is to ascertain definitive safety data and efficacy data regarding such Licensed Product(s) antiviral effects sufficient to support an NDA.

1.20	“Registration” shall mean, in relation to Licensed Product(s), such written approval[s] by FDA (or the regulatory authorities in a given country) as may be legally required before such Licensed Product(s) may be commercialized or sold (in such country).

2.	Article 4.2 Milestone Payments shall be replaced as follows.

4.2	Milestone Payments. As partial consideration for the license granted to BUKWANG under this License Agreement, BUKWANG shall pay LICENSOR nonrefundable milestone payments for each Licensed Product(s) developed by BUKWANG according to the following schedule:

(I) [***] U.S. dollars ($[***]): upon the first to occur of Phase II Completion Date or sixty (60) days after initiation of a Phase III clinical trial.

(II) [***] U.S. dollars ($[***]): upon the first to occur of Phase III Completion Date or sixty (60) days after filing of an NDA.

(III) [***] U.S. dollars ($[***]): within sixty (60) days from the date of Registration.

For the purposes of this Article 4.2, Licensed Product(s) developed for hepatitis B virus and Epstein-Barr virus indications shall be considered as a single Licensed Product(s), with respect to milestone payments (I) – (III). Such milestone payments shall be due as each milestone is first completed for either the hepatitis B or Epstein Barr indication.

Such payments shall be paid to LICENSOR in addition to those paid to LICENSOR under Paragraph 2.11 of this Agreement.

BUKWANG shall pay [***] percent ([***]%) of each milestone payment to UGARF and [***] percent ([***]%) to YALE.

2

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

[***] percent ([***]%) of the milestone payments shall be credited against royalties actually due and payable for sales of Licensed Product(s) in Korea, under Article 4.3; provided, however, that in any single License Agreement Year, such credit shall not exceed [***] percent ([***]%) of the royalties otherwise due.

Except as otherwise modified herein, the License Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed by their duly authorized representatives, under seal, as of the effective date.

UNIVERSITY OF GEORGIA		BUKWANG PHARM. IND. CO., LTD.
RESEARCH FOUNDATION, INC.

By:	/s/ Gordhan L. Patel	By:	/s/ S.K. Lee
Name:	Dr. Gordhan L. Patel	Name:	S.K. Lee
Title:	Executive Vice President	Title:	Managing Director

(Corporate Seal)		(Corporate Seal)

YALE UNIVERSITY

By:	/s/ E. Jonathan Soderstrom
Name:	E. Jonathan Soderstrom
Title:	Managing Director, Office of Cooperative Research

(Corporate Seal)

3

EXHIBIT B

LICENSE AGREEMENT BETWEEN BUKWANG AND TRIANGLE

PHARMACEUTICALS DATED FEBRUARY 2, 1998

(LICENSE AGREEMENT TERMINATION PROCEDURE LETTER DATED JULY 5, 2003)

LICENSE AGREEMENT

BETWEEN

BUKWANG PHARM. IND. CO., LTD.

AND

TRIANGLE PHARMACEUTICALS, INC.

i

THIS LICENSE AGREEMENT is made and entered into as of this 27th day of February 1998, by and between BUKWANG PHARM. IND. CO., LTD., with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul l56-020, Korea (hereinafter referred to as “Bukwang”), and TRIANGLE PHARMACEUTICALS, INC., with principal offices located at 4 University Place, 4611 University Drive, Durham, NC 27707 (hereinafter referred to as “Triangle”).

WITNESSETH:

WHEREAS, Bukwang has evidenced the in vitro and in vivo activity of an L-nucleoside compound known generically as “L-FMAU”;

WHEREAS, L-FMAU is covered by patents and patent applications filed in various countries throughout the world;

WHEREAS, Bukwang, has entered into a License Agreement, dated December 28, 1995, as amended effective September l , 1 997 and December 1, 1997 (the “Primary License Agreement”) with Yale University (“Yale”) and University of Georgia Research Foundation, Inc. (“UGARF”; Yale and UGARF are hereinafter referred to as the “Primary Licensors”), a copy of which Primary License Agreement is attached hereto as Exhibit A, pursuant to which Bukwang has obtained an exclusive worldwide license under the Primary Licensors’ patents and patent applications and has acquired the right to grant licenses under such patents and patent applications;

WHEREAS, Bukwang possesses certain technology and know-how relating to L-FMAU and has the right to grant licenses in respect of such technology and know-how; and

WHEREAS, Triangle desires to obtain an exclusive license under such patents, patent applications, technology and know-how;

1

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

ARTICLE 1. DEFINITIONS

The following terms as used herein, when written with an initial capital letter, shall have the meanings ascribed to them below:

1.1 “Acquisition Cost” shall mean the actual invoiced price paid by a party to any non-Affiliate third party for acquiring any item (e.g., a Compound or other active ingredient), including but not limited to, shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

1.2 “Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

1.3 “Agreement” or “License Agreement” shall mean this Agreement, including all Exhibits attached to this Agreement.

1.4 “Bukwang Know-How” shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results which are useful for the development and registration of the Compounds or the Licensed Products and the development, registration, manufacturing, using or selling of the Licensed Products which are rightfully held by Bukwang as of the Effective Date (including, but not limited to, any of the foregoing items licensed to Bukwang under the Primary License Agreement), or which are not Joint Know-How or Joint Inventions and are developed or acquired by Bukwang during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 15 including, but not limited to, all manufacturing and synthesis know-how.

2

1.5 “Bukwang Patents” shall mean all patents and patent applications in the Territory owned or controlled by Bukwang or under which Bukwang has a right to practice with the right to extend such right to practice to Triangle (including, but not limited to, all patents and patent applications licensed to Bukwang under the Primary License Agreement) which contain claims the rights to which are useful for the development, registration, manufacturing, using or selling of the Compounds or Licensed Products which are filed prior to or during the term of this Agreement in the United States or any foreign jurisdiction in the Territory, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States and foreign patent or inventor’s certificate with regard thereto. Bukwang Patents shall include but not be limited to those listed in Exhibit B attached hereto.

1.6 “Bulk Drug Substance” shall mean the Compound in bulk form which, if appropriately formulated and finished, would be suitable for preclinical or clinical use.

1.7 “Compounds” shall mean the compound known as L-FMAU, with the chemical name 2’-fluoro-5-methyl-ß-L-arabinofuranosyluracil, including any salts and esters thereof

1.8 “Development Program” shall mean the research and development program described in Article 6 of this Agreement.

1.9 “Dollars” shall mean United States dollars.

1.10 “EBV” shall mean Epstein-Barr virus.

1.11 “Effective Date” shall mean the later of (a) the date first written above and (b) the date, if any, that the condition set forth in Article 14 shall have been satisfied or, if applicable, waived.

1.12 “FDA” shall mean the United States Food and Drug Administration or any successor entity.

1.13 “Field” shall mean all human antiviral applications and uses.

3

1.14 “HBV” shall mean hepatitis B virus.

1.15 “IND” shall mean an Investigational New Drug Application or its domestic equivalent.

1.16 “Indemnitees” shall mean (a) in the case of the indemnity set forth in Section 12.1, Bukwang, its Affiliates, the Primary Licensors and the directors, officers and employees of any of the foregoing; (b) in the case of the indemnity set forth in Section 12.2, Triangle, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 12.3, the parties identified in Subsections 1.16(a) and 1.16(b) above, as applicable.

1.17 “Joint Inventions” shall mean any inventions related to the Compounds or the Licensed Products, whether patented or not, which are jointly made during the period beginning on the Effective Date and ending two (2) years after termination or expiration of this Agreement pursuant to Article 15 by at least one (1) Bukwang employee or person contractually required to assign or license patent rights covering such inventions to Bukwang and at least one (1) Triangle employee or person contractually required to assign or license patent rights covering such inventions to Triangle.

1.18 “Joint Know-How” shall mean all inventions, discoveries, trade secrets, information, data, formulas, procedures and results which are useful for the development, registration, manufacturing, using or selling of the Compounds or the Licensed Products which are developed jointly by at least one (1) Bukwang employee or person contractually required to assign or license such data and know-how to Bukwang and at least one (1) Triangle employee or person contractually required to assign or license such data or know-how to Triangle, during the period beginning on the Effective Date and ending two (2) years after termination or expiration of this Agreement pursuant to Article 15. All Joint Know-How shall be owned jointly by the parties hereto. Triangle shall have the exclusive right to use such Joint Know-How in the Territory, unless the license granted pursuant to Section 2.1 is terminated in a given country or countries of the Territory by Bukwang pursuant to Section 6.3 or 15.2 or by Triangle pursuant to Section 15.3, in which case, Bukwang shall have a non-exclusive right to use the Joint Know-How

4

in such country or countries. Bukwang shall have the exclusive right to use such Joint Know-How outside the Territory.

1.19 “Joint Project Committee” shall mean the committee described in Article 7 hereof.

1.20 “Licensed Product(s)” shall mean any Compound or any pharmaceutical product containing one or more Compounds as an active ingredient, alone or in combination with other active ingredients.

1.21 “Manufacturing Cost,” in respect of a particular item (e.g., a Compound or other active ingredient), shall mean the costs of direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture by it of such item and, without duplication, normal production overhead (i.e., indirect labor, utilities, maintenance, depreciation of the manufacturing equipment and facilities and other allocable overhead of the manufacturing facility), all determined in accordance with U.S. GAAP.

1.22 “NDA” shall mean a New Drug Application or its domestic equivalent.

1.23 “Net Sales” of Licensed Products which contain as their active ingredients only one or more Compounds shall mean the gross sales price of such Licensed Products billed by Triangle, its Affiliates or sublicensees to independent customers including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less (a) normal and customary trade, quantity and cash discounts, all rebates (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges; and (b) all credits and allowances granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or not, all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of “arm’s length”

5

sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such “arm’s length” sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such “arm’s length” sales occurred. If no “arm’s length” sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of “arm’s length” sales in all countries in the Territory during such royalty period.

1.24 “Net Sales” of Licensed Products which contain as their active ingredients both or one or more Compounds and other compounds (a “Combination Product”) shall mean the gross sales price of such Combination Product billed by Triangle, its Affiliates or sublicensees to independent customers, including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less all the allowances, adjustments, reductions, discounts, taxes, duties, rebates and other items referred to in Section 1.23 multiplied by a fraction, the numerator of which shall be the billing party’s Acquisition Cost or Manufacturing Cost, as applicable, for all Compounds included in such Licensed Product and the denominator of which shall be the billing party’s Acquisition Cost or Manufacturing Cost, as applicable, for all active ingredients contained in such Licensed Product, all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of “arm’s length” sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such “arm’s length” sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such “arm’s length” sales occurred. If no “arm’s length” sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of “arm’s length” sales in all countries in the Territory during such royalty period.

1.25 “Phase II Completion Date” shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase II clinical studies which Triangle considers reasonably necessary for purposes of inclusion in an NDA for a Licensed Product for HBV. As

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used in the preceding sentence, “Phase II clinical trials” shall mean those well-controlled clinical trials sponsored by Triangle, the primary objective of which (as reasonably determined by Triangle) is to ascertain additional data regarding the safety and tolerance of a Licensed Product and preliminary data regarding such Licensed Product’s antiviral effects against HBV.

1.26 “Phase III Completion Date” shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase III clinical studies which Triangle considers reasonably necessary for inclusion in an NDA for a Licensed Product for HBV. As used in the preceding sentence, “Phase III clinical trials” shall mean those well-controlled clinical trials sponsored by Triangle the primary objective of which (as reasonably determined by Triangle) is to ascertain definitive safety data and efficacy data regarding such Licensed Product’s antiviral effects against HBV sufficient to support an NDA.

1.27 “Registration” shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing approvals, if any) as may be legally required before such Licensed Product may be commercialized or sold in such country.

1.28 “Territory” shall mean the entire world, excluding Korea.

1.29 “Toxicity Study Completion Date” shall mean thirty (30) days after completion of statistical analyses of the results of the second toxicity study referred to in Section 6.1.

1.30 “Triangle Know-How” shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results arising solely out of the Development Program or the manufacture, use or sale of the Licensed Products which are useful for development, registration, manufacturing, using or selling of the Compounds or the Licensed Products which are rightfully held by Triangle as of the Effective Date, or which are not Joint Know-How or Joint Inventions and are developed or acquired by Triangle during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 15.

1.31 “Triangle Patents” shall mean all patents and patent applications owned or controlled by Triangle or under which Triangle has a right to practice with the right to extend such right to practice to Bukwang which contain claims the rights to which are useful for the

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development, registration, manufacturing, using or selling of the Compounds or the Licensed Products, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and any other United States and foreign patent or inventor’s certificate with regard thereto.

1.32 “U.S. GAAP” shall mean generally accepted accounting principles in the United States, consistently applied.

1.33 “Valid Claim” shall mean an issued or granted claim of any issued and unexpired patent included among the Bukwang Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference or opposition proceeding.

ARTICLE 2. LICENSES

2.1 License Under Bukwang Patents and Bukwang Know-How. Bukwang hereby grants Triangle the exclusive right and license to practice the Bukwang Patents and the Bukwang Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products (including, but not limited to, Bulk Drug Substance) in the Territory during the term of this Agreement.

2.2 Extension to Affiliates. Triangle shall have the right to extend its rights under the license granted in Section 2.1 to one or more of its Affiliates, provided, that Triangle (a) gives Bukwang at least thirty (30) days’ prior written notice of such extension and (b) shall remain responsible for such Affiliate’s compliance with all obligations under this Agreement which apply to such Affiliate.

2.3 Sublicenses. Triangle may grant sublicenses to non-Affiliate third parties without any consent; provided, however, that in the event that Triangle proposes to grant a sublicense to a prospective non-Affiliate sublicensee [BUKWANG REDACTED], then Triangle must first

8

obtain the prior consent of Bukwang and the Primary Licensors, which consent shall not be unreasonably withheld or delayed. No sublicense granted by Triangle shall relieve it of any obligation hereunder. With respect to any sublicense for which Bukwang’s consent is not required pursuant to the immediately preceding sentence, Triangle shall provide Bukwang with notice of its intention to grant a sublicense at least fifteen (15) days prior to entering into the applicable sublicense agreement. Triangle shall promptly provide Bukwang with a copy of any executed sublicense agreement.

2.4 License Under Triangle Patents and Triangle Know-How. Triangle hereby grants Bukwang a non-exclusive right and license to practice the Triangle Patents and Triangle Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products, with a right to sublicense, outside the Territory and, in the event Triangle’s license granted under Section 2.1 is terminated in a given country of the Territory (other than by expiration or by Triangle pursuant to Section 15.2 of this Agreement), in such country from and after the date of termination. The license granted pursuant to this Section 2.4 shall be royalty free.

2.5 Covenant Not to Sue. Each party granting a license agrees that during the term of this Agreement, neither it nor any of its Affiliates, will assert against the other party (a “licensed party”) or its Affiliates or sublicensees any patent not included in the Bukwang Patents or Triangle Patents, as applicable, that is or might be infringed by reason of such licensed party’s or its Affiliates’ or sublicensees’ exercise of the license granted to it hereunder.

2.6 Right of First Discussion. If, at any time during the term hereof, Bukwang (a) acquires rights in respect of human uses or applications of L-FMAU outside the Field (a “Non-Field Use”) and (b) decides to license any rights relating to such Non-Field Use, it shall give prompt notice thereof to Triangle. Such notice shall include a description of the rights which Bukwang wishes to license, together with all data and information in Bukwang’s possession relating to the applicable Non-Field Use. Thereafter, Triangle shall have thirty (30) days to notify Bukwang whether Triangle is interested in commencing negotiations to obtain a license to such rights (the “Non-Field License”). If Triangle does not give such notice within such thirty (30) day period, Bukwang shall be entitled to commence negotiations with a third party in respect of the Non-Field License. If Triangle gives such notice within such thirty (30)

9

days, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of the Non-Field License. If such negotiations do not result in the execution of the Non-Field License, Bukwang agrees that, for a period of twelve (12) months after cessation of such negotiations, it will not offer the Non-Field License to a third party containing financial terms more favorable than those last offered to Triangle during such negotiations without first offering the Non-Field License to Triangle on the same terms. In such event, Triangle shall have thirty (30) days to accept the Non-Field License containing such more favorable financial terms and if it fails to do so, it shall have no further rights to such Non-Field Use.

2.7 Retained License. Triangle acknowledges that, pursuant to paragraph 2.2 of the Primary License Agreement, the Primary Licensors have retained on their behalf and on the behalf of any of their research collaborators a royalty-free right and license to make and use Licensed Products and to practice the Licensed Technology (as defined therein) for research and educational purposes only.

2.8 United States Government Rights. Triangle acknowledges that the Bukwang Patents, Bukwang Know-How, or portions thereof were developed with financial or other assistance through grants or contracts funded by the United States government. Triangle acknowledges that in accordance with Public Law 96-517, other applicable statutes, regulations and Executive Orders now in existence or as may be amended or subsequently enacted, the United States government has certain rights in the Bukwang Patents and Bukwang Know-How. Triangle shall take all reasonable actions necessary to enable the Primary Licensors to satisfy their obligations of which Triangle is aware under any federal law relating to the Bukwang Patents or Bukwang Know-How. If at any time during the term of this Agreement, the United States government should take action which terminates the Primary License Agreement or requires that the Primary License Agreement be terminated, Triangle acknowledges that upon such termination, this Agreement will automatically terminate. In such event, Triangle shall not have any right to the return of any payments of any kind made by it to Bukwang prior to the date of termination, other than any overpayment of earned royalties as determined by any audit conducted pursuant to Section 4.2.

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2.9 No Implied License. The license and rights granted in this Agreement to Triangle shall not be construed to confer any rights upon Triangle by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Bukwang Patents or Bukwang Know-how.

ARTICLE 3. LICENSE FEE, ROYALTIES, AND MILESTONE PAYMENTS

3.1 License Fee. As partial consideration for entering into this Agreement, Triangle agrees to pay Bukwang a license fee of [BUKWANG REDACTED] payable within [BUKWANG REDACTED] after the Effective Date.

3.2 Milestone Payments.

(a) Triangle shall pay Bukwang a milestone payment (“Milestone Payment”) in the amount specified below no later than [BUKWANG REDACTED] after the occurrence of the corresponding event designated below (except as otherwise specified in Subsection 3.2(e)), unless Triangle has given Bukwang notice of termination of this Agreement in the entire Territory prior to such due date.

Milestone		Milestone Payment
(i)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(ii)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(iii)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(iv)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(v)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(vi)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(vii)	[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
(viii)	[BUKWANG REDACTED]
	(in accordance with Subsection 3.2(c))	$	[BUKWANG REDACTED	]

	Total Milestone Payments	$	[BUKWANG REDACTED	]

(b) On each [BUKWANG REDACTED] Net Sales (up to a cumulative total of [BUKWANG REDACTED] in Net Sales within the Territory) a Marketing Milestone Payment of [BUKWANG REDACTED] will be due (up to an aggregate of [BUKWANG REDACTED]), as reflected in clause (vii) of the Subsection 3.2(a). Upon payment of the final [BUKWANG REDACTED] in respect of the first [BUKWANG REDACTED] in cumulative Net Sales within the Territory, the Marketing Milestone Payment obligations will terminate.

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Each Marketing Milestone Payment will be due at the same time the royalty report covering the royalty period in which such incremental [BUKWANG REDACTED] in Net Sales is due.

(c) The [BUKWANG REDACTED] total reflects the additional Milestone Payments which will be due upon [BUKWANG REDACTED]. The Milestone Payment due upon [BUKWANG REDACTED].

(d) All Milestone Payments described in clauses (i), (ii), and (iii) of Subsection 3.2(a) will be [BUKWANG REDACTED] against earned royalties payable to Bukwang. Such credit may be applied during each royalty period (up to a maximum of [BUKWANG REDACTED] of royalties payable for such royalty period) until [BUKWANG REDACTED] of such Milestone Payments have been credited.

(e) In the event Bukwang terminates this Agreement pursuant to Section 6.3 or 15.2 or Triangle terminates this Agreement with respect to the entire Territory pursuant to Section 15. 3, any [BUKWANG REDACTED] Milestone Payment due pursuant to clause (vii) of Subsection 3.2(a) shall be [BUKWANG REDACTED]. By way of example only, if Triangle terminates the Agreement in the entire Territory and, at the time of termination [BUKWANG REDACTED] Triangle would owe Bukwang a final [BUKWANG REDACTED] Milestone Payment of [BUKWANG REDACTED].

3.3 Earned Royalties; Duration and Reduction.

(a) Triangle shall pay Bukwang a royalty equal to [BUKWANG REDACTED] of the Net Sales of Licensed Products sold in the Territory by Triangle and its Affiliates and sublicensees for the periods and subject to the reductions set forth in this Agreement.

(b) Royalties shall be paid in respect of Licensed Products in a given country for a period of ten (10) years after the initial commercial introduction of a Licensed Product in such country. After such ten (10) year period in a given country, royalties shall be paid in respect of a given Licensed Product in such country only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Claim.

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(c) If at any time during such ten (10) year period, (i) a third party or third parties commence selling a therapeutic product in a country of the Territory in which no Valid Claims exist and (ii) such product contains any Compound (“unlicensed unit sales”) and (iii) such unlicensed unit sales for any royalty period amount to [BUKWANG REDACTED] or more of Triangle’s unit sales of such Licensed Product in such country in such royalty period, determined in accordance with Subsection 3.3(d) below, then Triangle’s royalty obligation in such country with respect to such Licensed Product shall be reduced by [BUKWANG REDACTED] of the royalty otherwise payable commencing with the royalty period next succeeding the royalty period in which such [BUKWANG REDACTED] threshold was initially exceeded and shall resume with the royalty period next succeeding the first royalty period in which such [BUKWANG REDACTED] threshold is no longer exceeded.

(d) For purposes of this Section 3.3, (i) “unlicensed unit sales” and “Triangle unit sales” shall be deemed to mean the grams of Compounds contained in the third party product (irrespective of dosage form) or the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such unit; and (ii) unlicensed unit sales shall be determined by the sales reports of IMS America Ltd. of Plymouth Meeting, Pennsylvania (“IMS”) or any successor to IMS or any other independent marketing auditing firm selected by Triangle or its Affiliates or sublicensees and reasonably acceptable to Bukwang. If Triangle is entitled to a royalty reduction based on unlicensed unit sales pursuant to Subsection 3.3(b) for any royalty period, it or its Affiliates or sublicensees shall submit the sales report of IMS or such other independent firm, as applicable, for the relevant royalty period to Bukwang, together with Triangle’s or its Affiliates’ or sublicensees’ sales report for the relevant royalty period. Such sales reports for each royalty period in which Triangle is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

3.4 Annual Minimum Royalties. In the event that, during the third full calendar year following the year during which the FDA Registration for an HBV indication is granted for a Licensed Product or any calendar year thereafter for as long as royalty obligations exist [BUKWANG REDACTED], Triangle’s total annual royalty payments (without giving effect to any credits taken pursuant to Subsection 3.2(d)) to Bukwang pursuant to Section 3.3 above are less than the annual minimum amount set forth opposite such year below (the “Annual

13

Minimum”), Triangle shall make a payment to Bukwang together with the royalty report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the difference between such Annual Minimum and the royalties paid to Bukwang for the preceding year pursuant to Section 3.3 above.

Calendar Year	Annual Minimum
[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]
[BUKWANG REDACTED]	$	[BUKWANG REDACTED	]

As used in this Section 3.4, [BUKWANG REDACTED].

3.5 Accrual of Royalties. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes, or distributed as samples. No royalties shall be payable on sales among Triangle, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by Triangle, its Affiliates or sublicensees to a third party. No multiple royalty shall be payable because the manufacture, use, offer for sale, sale or import of a Licensed Product is covered by more than one Valid Claim or by at least one Valid Claim and the Bukwang Know-How.

3.6 Third Party Royalties. If Triangle, its Affiliates or sublicensees determine, after consultation with Bukwang, but at Triangle’s sole discretion, that it or they may be required to pay royalties and other amounts to any third party because the manufacture, use, offer for sale, sale or importation of a Licensed Product infringes or may infringe any patent or other intellectual property rights of such third party in one or more countries (collectively, the “Third Party Royalties”), Triangle, its Affiliates or sublicensees may deduct the Third Party Royalties it or they pay to such third party from earned royalties and Milestone Payments thereafter due to Bukwang. Triangle may credit [BUKWANG REDACTED] of any Third Party Royalties up to [BUKWANG REDACTED] of Net Sales of Licensed Products and [BUKWANG REDACTED] of the amount of any Third Party Royalties in excess of [BUKWANG REDACTED] of Net Sales of Licensed Products. In no event shall the royalties due on Net Sales of Licensed Products in any royalty period or any Milestone Payment be thereby reduced on account of any

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reduction pursuant to this Section 3.6 by more than [BUKWANG REDACTED] of the amount which would have been otherwise payable.

3.7 Compulsory Licenses. Should a compulsory license be granted to any third party in any country of the Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by Triangle in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

3.8 Reduction in Royalty Due to Invalid Claims. In the event that applicable claims of all patents or patent applications included within the Bukwang Patents under which Triangle is selling or actively developing a Licensed Product shall be held invalid or not infringed by the Licensed Products Triangle is selling or actively developing by a court of competent jurisdiction in a given country of the Territory, whether or not there is a conflicting decision by another court of competent jurisdiction in such country, Triangle may reduce all royalty payments on its, its Affiliates’ or its sublicensees’ sales of such Licensed Product covered by such claims by [BUKWANG REDACTED] and, if it does so, shall deposit the reduced portion of such royalty payments in an interest-bearing escrow account until such judgment is finally reversed by an unappealed or unappealable decision of a court of competent jurisdiction of higher dignity in such country or is otherwise unappealable or is unappealed within the time allowed therefor, except that, in those instances, if any, in which Triangle has patent prosecution responsibility in respect of such patents and patent applications, if such judgment becomes unappealable due to the inaction of Triangle or its Affiliates or sublicensees such judgment will be deemed to have been reversed. If such judgment is finally reversed by an unappealable decree of a court of competent jurisdiction of higher dignity in such country, or is deemed reversed as provided herein, the former royalty payments shall be resumed and the royalty payments not theretofore made and interest earned thereon shall become due and payable to Bukwang. If such judgment is not reversed, deemed reversed, is unappealed or becomes unappealable, as aforesaid, Triangle shall be entitled to all sums in such escrow account. Triangle will include an accounting of any escrow account established pursuant to this Section 3.8 in each royalty report submitted to Bukwang pursuant to Article 4.

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3.9 Limitation on Royalty Reduction. Any provision of this Agreement to the contrary notwithstanding, in no event will earned royalties paid to Bukwang be less than [BUKWANG REDACTED] of Net Sales of Licensed Products for any royalty period during the term hereof.

ARTICLE 4. REPORTS AND ACCOUNTING

4.1 Royalty Reports and Records.

(a) During the term of this Agreement commencing with the commercial introduction of the first Licensed Product, Triangle shall furnish, or cause to be furnished to Bukwang, written reports governing each of Triangle’s fiscal quarters showing:

(i) the gross sales of all Licensed Products sold by Triangle, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Sections 1.23 and 1.24; and

(ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales; and

(iii) the exchange rates used, if any, in determining the amount of Dollars; and

(iv) any withholding taxes required to be made from such royalties.

(b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any Triangle Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate’s or sublicensee’s normal accounting practices.

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Triangle or its Affiliate or sublicensee making any royalty payment shall furnish to Bukwang appropriate evidence of payment of any tax or other amount deducted from any royalty payment.

(c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within [BUKWANG REDACTED] of the close of every Triangle fiscal quarter and shall be prepared in accordance with U.S. GAAP. Triangle shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. Triangle shall be responsible for all royalties and late payments that are due to Bukwang that have not been paid by Triangle’s Affiliates and sublicensees. Triangle’s Affiliates and sublicensees shall have, and shall be notified by Triangle that they have, the option of making any royalty payment directly to Bukwang.

4.2 Right to Audit. Bukwang (or the Primary Licensors on Bukwang’s behalf if authorized in writing to Triangle by Bukwang and provided they agree to be bound by the provisions of Sections 4.2 and 4.3) shall have the right, upon prior notice to Triangle, not more than once in each Triangle fiscal year nor more than once in respect of any fiscal year, through an independent certified public accountant selected by Bukwang or the Primary Licensors, as applicable, and acceptable to Triangle, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of Triangle as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Triangle pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Triangle and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. Triangle shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense in accordance with U.S. GAAP and to grant access to such records by Bukwang’s or the Primary Licensors’ independent certified public accountant, as applicable, under the same terms that Bukwang has access to Triangle’s records. If such independent certified public accountant’s report shows any underpayment of royalties by Triangle its Affiliates or sublicensees, within thirty (30) days after Triangle’s receipt of such report, Triangle shall remit or shall cause its sublicensees to remit to Bukwang:

(a) the amount of such underpayment; and

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(b) if such underpayment exceeds [BUKWANG REDACTED] of the total royalties owed for the fiscal year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, Bukwang’s accountant’s fees and expenses shall be borne by Bukwang. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment in fully credited, Bukwang agrees to refund the uncredited portion of such overpayment within [BUKWANG REDACTED] after receipt of the final royalty payment hereunder. Upon the expiration of [BUKWANG REDACTED] following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on Bukwang and Triangle, unless an audit for such fiscal year is initiated before expiration of such [BUKWANG REDACTED]. Triangle shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.2 in respect of each fiscal year for a period of [BUKWANG REDACTED] after the end of such fiscal year.

4.3 Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Bukwang and its accountant shall retain all such information in confidence.

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ARTICLE 5. PAYMENTS

5.1 Payments and Due Dates. (a) Except as otherwise provided herein, royalties and other amounts payable to Bukwang as a result of activities occurring during the period covered by each royalty report provided for under Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date. Bukwang and Triangle agree that unless otherwise directed by Bukwang in writing, subject, however, to the last sentence of this Subsection 5.1(a), Triangle will remit all royalties and other amounts due pursuant to Article 3 of this Agreement in the following percentages (or, if different, in the percentages then in effect under the Primary License Agreement) to Bukwang and each of the Primary Licensors:

Percentage Allocation
Type of Payment (Section)	UGARF	Yale	Bukwang

License Fee (Section 3.1)	[BUKWANG REDACTED]	[BUKWANG REDACTED]	[BUKWANG REDACTED]

Milestone Payments (Section 3.2)	[BUKWANG REDACTED]	[BUKWANG REDACTED]	[BUKWANG REDACTED]

Earned Royalties (Section 3.3)	[BUKWANG REDACTED]	[BUKWANG REDACTED]	[BUKWANG REDACTED]

Annual Minimum Royalties (Section 3.4)	[BUKWANG REDACTED]	[BUKWANG REDACTED]	[BUKWANG REDACTED]

Bukwang agrees that payment by Triangle of any amounts due pursuant to Article 3 to Bukwang, UGARF and Yale in the percentages set forth above shall be deemed to a payment to Bukwang. Bukwang further agrees that in the event royalties payable hereunder for a given royalty period are less than [BUKWANG REDACTED] of the Net Sales of Licensed Products during such royalty period, Triangle may make such adjustments in the applicable percentages set forth above as are necessary to ensure that the sum of the royalties paid to UGARF and YALE is not less than [BUKWANG REDACTED] of the Net Sales of Licensed Products for such royalty period. Bukwang shall have the option to have Triangle make all payments described in this Subsection 5.1(a) directly to Bukwang upon thirty (30) days’ prior written notice and, if it exercises such option, may, thereafter, elect to have Triangle make payments as aforesaid to Bukwang, UGARF and Yale upon thirty (30) days’ prior written notice. Bukwang may not change its election more than once during each fiscal year unless such change is required in order for Bukwang to comply with applicable laws and regulations. In the event this License Agreement becomes a direct license among Triangle and the Primary Licensors pursuant to paragraph 2.5 of the Primary License Agreement, all payments made pursuant to this Subsection 5.1(a) will be made by Triangle to the Primary Licensors in the percentages then in effect under the Primary License Agreement and to Bukwang as provided in Subsection 5.1(b) below.

(b) Any provision of this Agreement to the contrary notwithstanding, any royalties on Net Sales of Licensed Products due pursuant to this Agreement which would not

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constitute Licensed Products as defined in the Primary License Agreement shall be payable solely to Bukwang. Bukwang shall notify Triangle of any instances to which this Subsection 5.1(b) applies and, thereafter, Triangle shall remit royalties on such sales as provided in this Subsection 5.1(b).

(c) All payments to Bukwang shall be made by wire transfer to an account of Bukwang designated by Bukwang from time to time; provided, however, that in the event that Bukwang fails to designate such account, Triangle or its Affiliates and sublicensees may remit payment to Bukwang to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Bukwang of such account or change in such account, shall not be effective until fifteen (15) days after receipt thereof by Triangle. Unless otherwise agreed, all payments to Yale and UGARF shall be made as specified in paragraph 5.1 of the Primary License Agreement.

5.2 Currency Restrictions. Except as hereinafter specified in this Section 5.2, all royalties and other amounts shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, Triangle or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Bukwang’s accounts in a bank or depository in such country.

5.3 Overdue Pavrrients. In the event any payment due hereunder is not made when due, the payment shall accrue interest (beginning on the date such payment is due) calculated at the rate of [BUKWANG REDACTED] and such payment when made shall be accompanied by all interest so accrued. The remittance of such interest shall not foreclose Bukwang from exercising any other rights it may have pursuant to this Agreement because such payment is late.

ARTICLE 6. DEVELOPMENT PROGRAM

6.1 Development Program. Subject to Bukwang’s timely performance of its obligations hereunder, and in complete fulfillment of Triangle’s diligence obligations hereunder and any such obligations implied by law, Triangle will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, the development activities described in this Article 6. Triangle shall, at its expense, use its [BUKWANG REDACTED] (a) to conduct a development

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program (the “Development Program”) relating to the use of the Licensed Product for HBV and (b) if the results of the Development Program so justify, to seek Registration for such Licensed Product in the United States. As part of the Development Program, Triangle shall be responsible for conducting 3-month toxicity studies in two species of animals pursuant to protocols which it develops or approves, as applicable. Triangle shall commence both toxicity studies as promptly as practicable [BUKWANG REDACTED] after it obtains Bulk Drug Substance of a quality and in such quantities reasonably necessary to perform such toxicity studies. Bulkwang shall promptly reimburse Triangle for [BUKWANG REDACTED] of the out-of-pocket costs (excluding all drug costs, which shall be the responsibility of Triangle) incurred by Triangle in conducting such toxicity studies, subject to reasonable substantiation by Triangle of such out-of-pocket costs. The Development Program shall be mutually discussed by the parties hereto at the meetings of the Joint Project Committee held pursuant to Article 7 and shall take into consideration studies and experiments carried out, or to be carried out by, Bukwang and its licensees, if any, outside the Territory, but the activities within the Territory comprising the Development Program shall be determined at Triangle’s sole discretion. Anything in this Agreement to the contrary notwithstanding, Triangle shall be entitled to exercise prudent and justifiable business judgment in meeting its [BUKWANG REDACTED] obligations hereunder. For purposes of this Article 6, [BUKWANG REDACTED].

6.2 Fulfillment.

(a) Subject to the foregoing provisions of this Article 6, Triangle’s [BUKWANG REDACTED] obligations set forth in this Article 6 shall be deemed to have been satisfied if Triangle:

(i) files what it reasonably believes to be a complete NDA for a Licensed Product for HBV with the FDA within [BUKWANG REDACTED] after the Effective Date; provided, however, said [BUKWANG REDACTED] period shall be subject to up to [BUKWANG REDACTED] extensions of [BUKWANG REDACTED], at Triangle’s election, by payment to Bukwang of a sum of [BUKWANG REDACTED] for each [BUKWANG REDACTED] extensions and [BUKWANG REDACTED] for each [BUKWANG REDACTED] extensions; and

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(ii) commercially introduces, or causes its Affiliates or sublicensees to commercially introduce, such Licensed Product in the United States within [BUKWANG REDACTED] after FDA Registration of such Licensed Product, if otherwise commercially feasible.

(b) Triangle agrees to use its [BUKWANG REDACTED] to give Bukwang at least ten (10) days’ notice prior to the exercise of any extension pursuant to Subsection 6.2(a). Extension payments under Subsection 6.2(a) shall be made within the first ten (10) days of each such extension period. Notwithstanding any provision of Subsection 6.2(a) to the contrary: (i) in the event that Triangle is unable to obtain Bulk Drug Substance of a quality and in such quantities reasonably necessary to perform the toxicity studies referred in Section 6.1 within [BUKWANG REDACTED] after the Effective Date, the [BUKWANG REDACTED] period referred to in Subsection 6.2(a) shall be adjusted by that period in excess of such [BUKWANG REDACTED] period that expires before Triangle obtains such Bulk Drug Substance; provided, however, that the period of the extension prescribed in this clause (i) of this Subsection 6.2(b) shall, in no event, exceed [BUKWANG REDACTED]; and (ii) such [BUKWANG REDACTED] period shall also be adjusted appropriately (x) to account for any delay by Bukwang in the transfer of Bukwang Know-How beyond the period specified in Section 10.1 and (y) in the event the FDA requires that toxicity studies other than those described in Section 6.1 be performed prior to the commencement of clinical trials in the U.S.

6.3 Bukwang Remedies.

(a) In the event Triangle fails to meet any diligence requirements set forth in Subsection 6.2(a), and does not demonstrate to Bukwang’s reasonable satisfaction that, despite Triangle’s [BUKWANG REDACTED], the failure to meet the diligence requirement was delayed due to reasons beyond Triangle’s reasonable control, Bukwang shall have the option, as its sole and exclusive remedy, to terminate the Agreement in the entire Territory. The remedy set forth in this Section 6.3 shall be Bukwang’s sole and exclusive remedy.

(b) Prior to exercising any rights under this Section 6.3, Bukwang shall give Triangle thirty (30) days’ notice and shall meet with Triangle, at Triangle’s request and expense, during such thirty (30) day period, to discuss any disagreements about whether Triangle has

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complied with the applicable diligence requirement of this Article 6. Upon expiration of such thirty (30) day period, Bukwang shall have the right in its sole discretion to proceed with the exercise of all rights and remedies provided for herein unless the applicable diligence requirement is fulfilled during such thirty (30) day period.

6.4 Clinical Utility Diligence Obligation. Triangle acknowledges that viral resistance may limit the clinical utility and commercial potential of the Compounds. In the conduct of the Development Program, Triangle shall use its [BUKWANG REDACTED] to conduct preclinical and clinical studies of the Compounds in combination with other anti-HBV drugs or drug candidates in order to determine [BUKWANG REDACTED]. Triangle shall conduct preclinical combination studies with at least [BUKWANG REDACTED] and shall use its [BUKWANG REDACTED] to conduct clinical combination studies with as many other drugs or drug candidates as it deems appropriate to determine the optimal combinations or sequence of combinations necessary to provide maximum efficacy against HBV and enhance the clinical utility and commercial potential of the Compounds. Such combination studies may include [BUKWANG REDACTED] and various sequences of treatment regimens and, because the outcome of such combination studies cannot be predicted with certainty, these studies may include other drugs or drug candidates being developed by Triangle or third parties which because of various factors are ultimately determined not to be additive to, or synergistic with, the Compounds.

ARTICLE 7. JOINT PROJECT COMMITTEE

7.1 Appointment of Coordinators. As soon as practicable after the Effective Date, Bukwang and Triangle shall each appoint an authorized representative (a “Coordinator”). Each such party shall provide notice to the other as to the identity of the individual so appointed. Each Coordinator shall be responsible for communications, other than legal notices, between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

7.2 Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of representatives of Triangle and Bukwang. The Joint Project Committee will consist of at least three (3) persons from each of Triangle and Bukwang, such persons

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having significant responsibility for the development and/or marketing of the Licensed Product. The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in-person, but no less than semi-annually during the term of the Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of Joint Project Committee and other representatives of such Coordinator’s party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with participation in the Joint Project Committee.

7.3 Objective of the Joint Project Committee. The primary objective of the Joint Project Committee will be to facilitate the expeditious Registration of a Licensed Product in the U.S. by Triangle and in Korea by Bukwang by, inter alia:

(a) facilitating the exchange of data and study results between the parties;

(b) providing a forum for protocol and development plan review; and

(c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts.

Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings; provided, however, that all final decisions relating to the development of Licensed Products in the Territory will be made by Triangle and all final decisions relating to the development of Licensed Products in Korea will be made by Bukwang; provided, further, that Bukwang will give due consideration to input from Triangle as to the design of clinical trial protocols from Phase I to Phase III in Korea and will give Triangle’s scientists access to the results of such clinical trials.

7.4 Exchange of Study Results. Each party shall submit a report detailing the results of each non-clinical and clinical study which it performs to the other party within thirty (30) days after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with [BUKWANG REDACTED] progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover the [BUKWANG REDACTED] and shall be due on or before [BUKWANG REDACTED].

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7.5 Publications. Each party reserves the right to publish or publicly present the results of its own development activities in respect of the Licensed Products (the “Results”). The party proposing to publish or publicly present the Results (the “publishing party”) will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials and press releases to the other party (the “non-publishing party”) for comments at least fifteen (15) days prior to submission for publication or oral presentation, except, in the case of press releases, where applicable law, in the reasonable opinion of the publishing party, requires such press release to be issued within time constraints which would make such review impractical. The non-publishing party shall notify the publishing party in writing within fifteen (15) days of receipt of such draft whether such draft contains Information (as hereinafter defined) of the non-publishing party which it considers to be confidential under the provisions of Article 13 hereof, or information that if published would have an adverse effect on a patent application for which the non-publishing party has initial patent prosecution responsibility pursuant to Article 8 of this Agreement. In the latter case, the non-publishing party shall have the right to request a delay and the publishing party shall delay such publication for a period not exceeding sixty (60) days. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. The publishing party shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any information disclosed by the non-publishing party to the publishing party without the non-publishing party’s prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this Section 7.5 with respect to any of their proposed publications.

ARTICLE 8. PATENT PROSECUTION

8.1 Title to Inventions. Each party shall have and retain sole title in inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

8.2 Bukwang Patents. (a) During the period ending [BUKWANG REDACTED] after the Effective Date, Bukwang shall, in consultation with Triangle, file, prosecute and

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maintain all patent applications and patents included in the Bukwang Patents which Bukwang owns, if any, at its sole expense. At the end of such [BUKWANG REDACTED] period, Triangle shall assume responsibility for filing, prosecution and maintenance of the Bukwang Patents owned by Bukwang, if any, at Triangle’s expense. Bukwang and its patent counsel will cooperate fully with Triangle and its patent counsel to effect an orderly transfer of such prosecution and maintenance responsibilities.

(b) With respect to any Bukwang Patents licensed to it pursuant to the Primary License Agreement in the Territory, Triangle shall have those rights relating to the prosecution and maintenance of such Bukwang Patents as are set forth in Article 7 of the Primary License Agreement.

(c) Except as otherwise expressly set forth in the first sentence of Subsection 82(a), Triangle agrees to reimburse the Primary Licensors or Bukwang, as applicable, for all external fees, costs and expenses incurred by them in filing, prosecuting and maintaining the Bukwang Patents in the Territory. Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of invoice. If Triangle fails to reimburse Bukwang or the Primary Licensors, as applicable, for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Bukwang Patents within the time allowed therefor, upon at least thirty (30) days’ prior notice to Triangle, Bukwang or the Primary Licensors, as applicable, may remove such patent application or issued patent from the Bukwang Patents and Bukwang or the Primary Licensors shall be free, at its or their election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

(d) Triangle reserves the right to terminate its obligations pursuant to this Section 8.2 with respect to any patent application or patent included in the Bukwang Patents in any country or countries upon at least [BUKWANG REDACTED] prior written notice to Bukwang and the Primary Licensors. After the date specified in such notice on which Triangle’s obligation to pay further expenses terminates, such patent application or patent, as the case may

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be, shall no longer be included in the Bukwang Patents in those countries in which Triangle has exercised its rights to terminate such obligations.

8.3 Triangle Inventions. Triangle shall, in consultation with Bukwang, file such patent applications regarding any of the Triangle Patents owned or controlled by Triangle, and thereafter shall diligently and in the exercise or its discretion in a manner reasonably consistent with the goals and expectations of the parties hereunder, giving due and reasonable consideration to Bukwang’s position, prosecute and maintain in force the resulting Triangle Patents, all at Triangle’s expense. Triangle shall enable Bukwang to directly contact and confer with Triangle’s patent counsel, at Bukwang’s expense, with respect to the prosecution of any patent applications constituting part of the Triangle Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Triangle Patents to include claims reasonably requested by Bukwang. The territorial scope of such filings shall be the subject of specific discussion between the parties. If for any reason Triangle declines to file a patent application or, having filed, declines to prosecute or maintain any of the Triangle Patents in any country, Bukwang may so file, prosecute or maintain in Triangle’s name and at Bukwang’s expense in such country, in which event, Triangle shall, at Bukwang’s request and expense, provide all reasonable assistance.

8.4 Joint Inventions. With respect to Joint Inventions: (a) all patent applications and patents with respect thereto shall be jointly owned by Bukwang and Triangle; (b) Triangle and its sublicensees and assignees shall be free to use such patent applications and patents in the Territory and Bukwang and its licensees and assignees shall be free to use such patent applications and patents outside the Territory, in each event, without payment of royalty or accounting therefor; (c) each party agrees to consult with the other party and to give due and reasonable consideration to the other party’s position in determining the territorial scope of patent filings within the Territory (in the case of Triangle) and outside the Territory (in the case of Bukwang), and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (d) Triangle shall have the sole right and discretion to file any patent application and prosecute and maintain any resulting patent rights on Joint Inventions. In which event, Bukwang shall, at Triangle’s request, provide all reasonable assistance and shall promptly reimburse Triangle with [BUKWANG REDACTED] of the out-of-pocket expenses so incurred by Triangle.

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8.5 Further Obligations.

(a) Except as otherwise provided in Articles 9 and 18, each party’s responsibilities for patent prosecution activities pursuant to this Article 8 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party’s position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this Subsection8.5 (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense.

(b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 8, each party undertakes to keep the other party throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other, upon reasonable request and at reasonable intervals, with all correspondence with the United States, Japan and European patent office counterparts with respect to the United States, Japan and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 8 and 9, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patents in the Bukwang Patents, Triangle Patents or those relating to Joint Inventions, as applicable, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and

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relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 8, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its [BUKWANG REDACTED] to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

ARTICLE 9. INFRINGEMENT

9.1 Third Party Infringement. If Triangle or Bukwang becomes aware of any activity that it believes represents a substantial infringement of a Valid Claim or patents relating to Joint Inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement.

9.2 Triangle’s Rights Against Third Party Infringers.

(a) Except to the extent otherwise provided in paragraph 8.1 of the Primary License Agreement in respect of those Bukwang Patents licensed to Bukwang thereunder, Triangle shall have the first right to enforce or have enforced, at no expense to Bukwang, any Bukwang Patents or patent rights relating to Joint Inventions against infringement by third parties and shall be entitled to retain recovery from such enforcement as prescribed by this Subsection 9.2(a). Upon Triangle’s undertaking to pay all expenditures reasonably incurred by Bukwang, Bukwang shall reasonably cooperate in any such enforcement and, as necessary, join as a party therein. After first deducting its costs and expenses incurred in respect of enforcement (to the extent not otherwise awarded by settlement or a court), Triangle shall pay royalties (calculated per Section 3.3) on the balance of any monetary recovery. In the event that Triangle does not file suit against or commence settlement negotiations with a substantial infringer of the Bukwang Patents or patent rights relating to Joint Inventions within six (6) months after receipt of a written demand from Bukwang that Triangle bring suit, then the parties will consult with one another in an effort to determine whether a reasonably prudent licensee would institute litigation to enforce the patent in question in light of all relevant business and economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on

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the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Triangle and Bukwang, the diversion of Triangle’s human and economic resources, the impact of any possible adverse outcome on Triangle and the effect any publicity might have on Triangle’s and Bukwang’s respective reputations and goodwill). If the parties cannot agree, the determination will be made by a mutually and reasonably acceptable third party consultant. If after such process, it is determined that a suit should be filed and Triangle does not file suit or commence settlement negotiations forthwith against the substantial infringer, then Bukwang shall have the right to enforce any patent licensed hereunder on behalf of itself and Triangle (with Bukwang retaining all recoveries from such enforcement).

(b) In the event Triangle commences a suit pursuant to Subsection 9.2(a), Triangle may deposit up to [BUKWANG REDACTED] of any royalties and Milestone Payments which are otherwise payable to Bukwang during the pendency of such suit in an interest-bearing escrow account. Upon final resolution of such suit, Triangle shall provide Bukwang with an accounting of the amounts escrowed and Triangle’s expenses incurred in such infringement suit. Triangle shall be entitled to offset any expenses which Triangle fails to recoup in such suit against the escrowed amounts. Any escrowed amounts (and interest thereon) in excess of Triangle’s unrecouped expenses shall be promptly paid to Bukwang and the Primary Licensors pursuant to Section 5.1.

ARTICLE 10. TRANSFER OF KNOW-HOW: TECHNICAL ASSISTANCE

10.1 Transfer by Bukwang. Within [BUKWANG REDACTED] following the Effective Date and as far as it has not previously done so, Bukwang shall supply Triangle with all Bukwang Know-How. With respect to any Bukwang Know-How developed by Bukwang during the term of this Agreement, such disclosure will he made at least on a quarterly basis or sooner, if practicable.

10.2 Technical Assistance.

(a) Bukwang shall, upon request by Triangle, provide Triangle with reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Bukwang Know-How. Such assistance may include, but is not limited to,

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development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by Triangle of the Bukwang Know-How. In this regard, Bukwang agrees to make appropriate employees of Bukwang reasonably available to assist Triangle, and Bukwang agrees to provide reasonable numbers of appropriate Triangle personnel with access during normal business hours to the appropriate personnel and operations of Bukwang for such periods of time as may be reasonable in order to familiarize Triangle personnel with the Bukwang Know-How as applied by Bukwang. At Triangle’s reasonable request, such assistance shall be furnished at Triangle’s or its subcontractors’ or sublicensees’ facilities in the Territory, subject to a mutually agreed upon schedule. Such technical assistance shall include but not be limited to the following:

(i) Bukwang shall: (A) provide Triangle with access to any and all Drug Master File(s) or counterparts thereof in any countries of the Territory (“DMF”) of Bukwang relating to the manufacture of Bulk Drug Substance existing as of the Effective Date; (B) provide Triangle with letters of authorization to the FDA and other applicable government authorities in other countries of the Territory to refer to Bukwang’s DMF’s; and (C) reasonably cooperate with Triangle in obtaining access to and letters of authorization to refer to the DMF’s of Bukwang’s subcontractors which are, or will be, supplying any Bulk Drug Substance; and

(ii) Within [BUKWANG REDACTED] after the Effective Date, Bukwang shall provide Triangle with copies of all documentation in Bukwang’s possession, including all correspondence between Bukwang and its subcontractors, regarding the manufacture of the Bulk Drug Substance which would be necessary or useful to assist Triangle in the commercial production of Bulk Drug Substance or to support Registration of the Licensed Products.

(b) During the period prior to the [BUKWANG REDACTED] anniversary of the Effective Date, (i) Bukwang shall provide up to [BUKWANG REDACTED] man-days of such technical assistance during each year of such period at Bukwang’s sole expense and (ii) subsequent to such [BUKWANG REDACTED] man-days of technical assistance, Bukwang

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shall provide such additional technical assistance as may be reasonably requested by Triangle, provided, that all reasonable out-of-pocket travel costs and expenses incurred by Bukwang in rendering technical assistance pursuant to this Section 10.2 in excess of such [BUKWANG REDACTED] man-days per year shall be reimbursed to Bukwang by Triangle and, in addition, Triangle will pay Bukwang a consultancy fee in an amount to be negotiated by the parties hereto in good faith (but not to exceed the consultancy fee, if any, then being charged by Bukwang to third parties) for each consultancy day in excess of [BUKWANG REDACTED] man-days spent by personnel of Bukwang in rendering technical assistance to Triangle. Technical assistance furnished pursuant to this Section 10.2 shall continue only until the [BUKWANG REDACTED] anniversary of the Effective Date of this Agreement.

(c) In the event Bukwang supplies any Bulk Drug Substance to Triangle, Triangle will reimburse Bukwang for its Manufacturing Cost or Acquisition Cost therefor, subject, however, to reasonable substantiation thereof.

(d) Triangle shall be responsible for arranging for the synthesis of adequate quantities of Licensed Products for all clinical, non-clinical and commercial purposes in the Territory to fulfill its obligations hereunder.

10.3 Transfer by Triangle. With respect to any Triangle Know-How developed by Triangle during the term of this Agreement, Triangle shall supply Bukwang with such Triangle Know-How on at least a quarterly basis or sooner, if practicable.

10.4 Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

ARTICLE 11. WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY; AND DISCLAIMERS

11.1 Warranties and Representations of Bukwang. Bukwang warrants and represents the following as of the date hereof:

(a) It possesses the necessary rights to enter into this License Agreement;

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(b) Exhibit A is a true, complete and accurate copy of the Primary License Agreement;

(c) Exhibit B is a complete list of all patents and patent applications included in the Bukwang Patents as of the Effective Date;

(d) it is not aware of any material facts which it has not disclosed to Triangle regarding the manufacture, use or sale of any Licensed Product or the practice of any inventions included in the Bukwang Patents or the use of the Bukwang Know-How by Triangle (except, potentially, details regarding the Bukwang Know-How to be provided under Article 10), including without limitation any material facts regarding the possibility that such manufacture use, sale or practice might infringe any third party’s know-how , patent rights or other intellectual property in the Territory;

(e) it is aware of no third party using or infringing all or any of the Bukwang Patents in derogation of the rights granted pursuant to this Agreement;

(f) it is aware of no third party claim to any rights in the Bukwang Patents or the Bukwang Know-How;

(g) it is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Bukwang Patents; and

(h) the Primary License Agreement is in full force and effect and Bukwang will: (i) use its best efforts to fulfill all of its obligations under the Primary License Agreement, including, but not limited to any due diligence obligations outside the Territory set forth therein; (ii) take no action or fail to take any action which will cause it to be in breach of any provision of the Primary License Agreement; (iii) immediately notify Triangle in the event that Bukwang receives written notice from the Primary Licensors (or their successors) that Bukwang is in default under the Primary License Agreement or that the Primary Licensors (or their successors) have terminated or intend to terminate the Primary License Agreement; and (iv) not amend the Primary License Agreement in a manner which adversely affects Triangle’s rights and obligations hereunder.

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11.2 Warranties and Representations by Triangle. Triangle represents and warrants that it has or will obtain, the skill and expertise in the technical areas relating to the Bukwang Patents and Bukwang Know-How to make or have made an evaluation of the capabilities, safety, utility and commercial application of the Bukwang Patents and the Bukwang Know-How.

11.3 Warranties and Representations of Each Party. Each party hereto warrants and represents to: (a) the other that it is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including, its grant to the other of the licenses described in Article 2; (b) to its knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) it shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder including, in the case of Triangle, those relating to the manufacture, processing, producing, use, sale, or distribution of Licensed Products; and that it shall not take any action which would cause it or the other party to violate such laws and regulations.

11.4 Disclaimer and Limitation of Warranties. Bukwang makes no warranty as to validity of the Bukwang Patents licensed hereunder and, except as expressly stated in Section 11.1, makes no representation whatsoever with regard to the scope of the Bukwang Patents or Bukwang Know-How, or that the Bukwang Patents or Bukwang Know-How may be exploited by Triangle or its Affiliates or sublicensees without infringing intellectual property rights of third parties. EXCEPT AS OTHERWISE SET FORTH IN SECTION 11.1 ABOVE, BUKWANG MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE BUKWANG PATENTS OR BUKWANG KNOW-HOW AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF BUKWANG PATENTS OR BUKWANG KNOW-HOW.

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11.5 Limitation of Liability.

(a) Neither Bukwang nor the Primary Licensors shall he liable to Triangle or Triangle’s Affiliates, sublicensees or any of its or their customers for any special, incidental or consequential damages resulting from defects in the testing, labeling, manufacture or other application of the Licensed Products manufactured, tested or sold pursuant to this Agreement.

(b) Any provision of this Agreement to the contrary notwithstanding, Bukwang shall not be liable to Triangle, its Affiliates or sublicensees for any damage that any party may suffer as a result of any third party actions for patent infringement or for any other claims against Triangle, its Affiliates or sublicensees in connection with their use of Bukwang Patents or Bukwang Know-How; provided, however, that the foregoing limitation shall in no way affect or otherwise limit any remedies which Triangle or its Affiliates or sublicensees may have against Bukwang as a result of Bukwang’s breach of any of its warranties and representations set forth in Article 11 hereof.

11.6 Insurance. Without limiting Triangle’s indemnity obligations under Article 12, Triangle shall maintain throughout the term of this Agreement, and shall use its [BUKWANG REDACTED] to maintain for a reasonable period of time thereafter, a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States, which:

(a) insures Indemnitees for all claims, damages, and actions mentioned in Section 12.1 of this Agreement;

(b) includes a contractual endorsement providing coverage for all liability arising out of bodily injury and property damage;

(c) requires the insurance carrier to provide Bukwang with no less than thirty (30) days’ written notice of any change in the terms or coverage of the policy or its cancellation; and

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(d) provides the Indemnitee with product liability coverage in an amount no less than [BUKWANG REDACTED] per occurrence for bodily injury and [BUKWANG REDACTED] per occurrence for property damage, subject to a reasonable aggregate amount.

Triangle shall provide Bukwang with certificates of insurance evidencing the above insurance coverage.

ARTICLE 12. INDEMNIFICATION

12.1 Triangle’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Triangle shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and reasonable attorneys’ fees (collectively, the “Liabilities”) which Indemnitees may suffer, pay, or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by manufacture, testing, design, use, sale, or labeling of any Licensed Products or the practice of the Bukwang Patents or Bukwang Know-How by Triangle or Triangle’s Affiliates or sublicensees, excluding any Liabilities arising as a result of Bukwang’s or, if applicable, its subcontractor’s negligence, intentional misconduct or breach of contract in supplying Bulk Drug Substance (it being acknowledged by Triangle that neither Bukwang nor any Bukwang subcontractor currently intends to supply any Bulk Drug Substance to Triangle and in the event Triangle acquires any Bulk Drug Substance from [BUKWANG REDACTED], such acquisition will be pursuant to a direct contract); and (b) any breach by Triangle of its representations, warranties and covenants contained in this Agreement. Triangle’s obligations under this Article shall survive the expiration or termination of this Agreement for any reason.

12.2 Bukwang’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 12.3, Bukwang shall indemnify and hold the Indemnitees harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any breach by Bukwang of any of its representations, warranties and covenants set forth in this Agreement; and (b) any claims or suits asserted or commenced by the Primary Licensors regarding any royalty payments made by Triangle to Bukwang pursuant to

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Subsection 5.1(b) of this Agreement. Bukwang’s obligations under this Article shall survive expiration or termination of this Agreement for any reason.

12.3 Indemnification Procedures. Any Indemnitee which intends to claim indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the “Indemnitor”) in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitee without the prior written consent of the Indemnitor and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

ARTICLE 13. CONFIDENTIALITY

13.1 Treatment of Confidential Information. Except as otherwise provided hereunder, during the term of this Agreement and for a period of [BUKWANG REDACTED] thereafter:

(a) Triangle and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by or on behalf of Bukwang under this Agreement and the Restricted Disclosure and Testing Agreement, dated October 27, 1997, between Bukwang and Triangle (the “Confidentiality Agreement”); and

(b) Bukwang shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of Triangle to Bukwang under this Agreement.

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For purposes of this Agreement, all such information and data which a party is obligated to retain in confidence shall be called “Information.”

13.2 Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree in writing:

(a) to keep the Information confidential for a period of at least [BUKWANG REDACTED] from the date of disclosure by such party to the same extent as such party is required to keep the Information confidential; and

(b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, or authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required.

13.3 Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that:

(a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 13 the “receiving party”) or its Affiliates or sublicensees in contravention of this Agreement; or

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(b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

(c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

(d) results from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosures from the other party to this Agreement, provided that the persons developing such information have not had exposure to the information received from the other party to this Agreement; or

(e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

(f) Triangle and Bukwang agree in writing may be disclosed.

ARTICLE 14. CONDITIONS PRECEDENT

This Agreement will not become effective until the Primary Licensors and Bukwang shall have properly executed and delivered an Amendment to the Primary License Agreement to Triangle in the form and substance attached hereto as Exhibit C. In the event the condition set forth in this Article 14 has not been satisfied within thirty (30) days from the date set forth at the beginning of this Agreement, Triangle may terminate this Agreement by giving Bukwang ten (10) days’ prior notice.

ARTICLE 15. TERM AND TERMINATION

15.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of Triangle’s obligations to pay royalties hereunder.

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15.2 Termination by Default.

(a) If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, including, as to Triangle, the provisions of Section 16.2 hereof, the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not, have been initiated to remedy the same, within [BUKWANG REDACTED] after receipt by the defaulting party of a written notice thereof from the non-defaulting party.

(b) In the event that: (i) any proceeding is commenced by or against a party seeking relief under any bankruptcy, insolvency or similar law and if such proceeding is involuntary, it remains undismissed for [BUKWANG REDACTED]; or a party, by action or answer, approves of, consents to or acquiesces in such proceeding or admits the material allegations of or defaults in answering a petition filed in such proceeding; or (ii) a receiver, liquidator, assignee, custodian or trustee (or similar official) is appointed for a party in respect of any substantial part of its assets or for purposes of the winding-up or liquidating of its business and such appointment remains unstayed and in effect for a period of [BUKWANG REDACTED]; or (iii) a party makes an assignment for the benefit of creditors; then, in any such event, such party shall be deemed in default for purposes of this Section 15.2.

15.3 Termination by Triangle. Triangle shall have the right to terminate this Agreement in the entire Territory or one or more countries of the Territory (without affecting this Agreement in the remaining countries of the Territory), by giving Bukwang sixty (60) days’ prior written notice thereof.

15.4 Obligations Upon Termination. If this Agreement is terminated as a result of Triangle’s breach pursuant to Section 15.2, or is terminated in whole or in part by Bukwang in accordance with Section 6.3 or by Triangle in accordance with Section 15.3, then: (a) in the case of termination in the entire Territory, Triangle shall use, and shall cause its Affiliates and sublicensees to use, its and their [BUKWANG REDACTED] to return, or at Bukwang’s direction, destroy all data, writings and other documents and tangible materials supplied to

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Triangle by Bukwang properly organized and to provide Bukwang with reasonable transition assistance, and upon Bukwang’s request, Triangle shall sell any Licensed Product in its possession to Bukwang at Triangle’s Acquisition Cost or Manufacturing Cost therefor, as applicable; and (b) with respect to those countries with respect to which termination occurs, Triangle shall provide Bukwang with full and complete copies of all toxicity, efficacy, and other data generated by Triangle or Triangle’s Affiliates, and sublicensees, in the course of Triangle’s efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including but not limited to any regulatory filings with any government agency in such countries. Bukwang shall be authorized to cross-reference any such regulatory filings made by Triangle, its Affiliates and sublicensees in the countries in which termination occurs where permitted by law. Bukwang shall be entitled to provide information pertaining to the Triangle Patents, Triangle Know-How and Joint Know-How to any third party with a bona fide interest in licensing such technology in the countries in which termination occurs. Such data shall be provided on a confidential basis; provided, however, that if such third party concludes a license with Bukwang, such third party shall be free to use such data for all purposes, including to obtain government approvals to sell any product containing any Compound in such countries.

15.5 Effect of Termination. In the event of any expiration or termination pursuant to this Article 15, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

(a) Bukwang will have the right to receive all payments accrued prior to the effective date of termination;

(b) termination or expiration of this Agreement for any reason shall have no effect on the parties’ obligations under Articles 9, 12 and 13 or their respective rights in Joint Know-How set forth in Section 1.18;

(c) upon expiration of Triangle’s royalty obligations under this Agreement in a given country, Triangle shall have a perpetual, fully paid-up, non-exclusive license to use the Bukwang Know-How in such country;

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(d) termination of this Agreement by Bukwang pursuant to Section 6.3 or 15.2 or by Triangle pursuant to Section 15.3, shall have no effect on the rights and obligations of the parties under Section 15.4; and

(e) the parties’ shall retain any other remedies for breach of this Agreement they may otherwise have.

15.6 Default by Triangles’ Affiliates and Sublicensees. For purposes of this Article 15, any breach or default of the provisions of this Agreement by Triangle’s Affiliates or sublicensees shall be deemed to be breach of this Agreement by Triangle, and Triangle shall be liable to Bukwang for such breach or default to the same extent as if such breach or default had been made directly by Triangle.

ARTICLE 16. ASSIGNMENT

16.1 Assignment by Either Party. Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement.

(a) [BUKWANG REDACTED] Subsequent to any assignment by Triangle pursuant Subsection 16.1(a) or (b) above, [BUKWANG REDACTED], Bukwang shall so inform Triangle in writing specifying with reasonable particularity the basis for such determination. If Triangle disagrees with Bukwang regarding Bukwang’s determination, Triangle shall so inform Bukwang in writing within thirty (30) days after receipt of such written notice and this issue shall be determined pursuant to the provisions set forth in Section 19.2. If the arbitrator(s) determine that [BUKWANG REDACTED], Triangle shall have [BUKWANG REDACTED] from the date it receives written notice of the arbitration result [BUKWANG REDACTED] that is not reasonably curable within such [BUKWANG REDACTED] period, Triangle shall have an

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additional reasonable period of time to effect such cure (which additional period shall in no event exceed [BUCKWANG REDACTED]). If Triangle does not send written notice of Bukwang within such thirty (30) day period disagreeing with Bukwang’s position on the matter, Triangle shall have [BUKWANG REDACTED] from the date of its receipt of Bukwang’s written notice [BUKWANG REDACTED] that is not reasonably curable within such period, Triangle shall have an additional reasonable period of time to effect such cure (which additional period shall in no event exceed [BUKWANG REDACTED]).

ARTICLE 17. REGISTRATION OF LICENSE

Triangle, at its expense, may register the license granted under this Agreement in any country of the Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by Triangle, Bukwang agrees promptly to execute any “short form” licenses submitted to it by Triangle reasonably necessary in order to effect the foregoing registration in such country.

ARTICLE 18. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND PATENT TERM RESTORATION ACT

18.1 Notices Relating to the Act. Bukwang shall use its best efforts to cause the Primary Licensors to notify Triangle of (a) the issuance of each U.S. patent included among the Bukwang Patents, giving the date of issue and patent number for each such patent; and (b) each notice pertaining to any patent included among the Bukwang Patents which the Primary Licensors receive as patent owners pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the “Act”), including but not necessarily limited to notices pursuant to §§101 and 103 of the Act from persons who have filed an abbreviated NDA (“ANDA”) or a “paper” NDA. Such notices shall be given promptly, but in any event within ten (10) days of notice of each such patent’s date of issue or receipt of each such notice pursuant to the Act, whichever is applicable.

18.2 Authorization Relating to Patent Term Extension. Bukwang hereby authorizes Triangle and will use its best efforts to obtain the Primary Licensors’ authorization for Triangle (a) to include in any NDA for a Licensed Product, as Triangle may deem appropriate under the Act, a list of patents included among the Bukwang Patents that relate to such Licensed Product

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and such other information as Triangle in its reasonable discretion believes is appropriate to be filed pursuant to the Act; (b) to commence suit for any infringement of the Bukwang Patents under § 271(e) (2) of Title 35 of the United States Code occasioned by the submission by a third party of an IND or a paper NDA for a Licensed Product pursuant to §§101 or 103 of the Act; and (c) in consultation with Bukwang and the Primary Licensors, to exercise any rights that may be exercisable by Bukwang or the Primary Licensors, as applicable, as patent owners under the Act to apply for an extension of the term of any patent included among the Bukwang Patents. In the event that applicable law in any other country of the Territory hereafter provides for the extension of the term of any patent included among the Bukwang Patents in such country, upon request by Triangle, Bukwang shall authorize Triangle and shall use its best efforts to obtain the Primary Licensors’ authorization for Triangle or, if requested by Triangle, its sublicensees, to apply for such extension, in consultation with Bukwang and the Primary Licensors. Bukwang agrees to cooperate and shall use its best efforts to cause the Primary Licensors to cooperate with Triangle or its sublicensees, as applicable, in the exercise of the authorizations granted herein or which may be granted pursuant to this Section 18.2 and will execute such documents and take such additional action and use its best efforts to cause the Primary Licensors to execute such documents and to take such additional actions as Triangle may reasonably request in connection therewith, including, if necessary, permitting itself and using its best efforts to permit the Primary Licensors to permit themselves to be joined as proper parties in any suit for infringement brought by Triangle under subsection (b) above. Triangle shall bear the costs and expenses, including but not limited to attorneys’ fees, of any suit for infringement brought by Triangle under subsection (b) above.

ARTICLE 19. DISPUTE RESOLUTION AND ARBITRATION

19.1 Initial Resolution. In the case of any disputes between the parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in.good faith pursuant to the foregoing sentence, the parties fail to reach agreement within thirty (30) days, then the President of Bukwang and the Chief Executive Officer or Chief Operating Officer of Triangle shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith

44

discussions not to exceed thirty (30) days, to reach an amicable agreement then the parties shall submit to binding arbitration pursuant to Section 19.2 (“Arbitration”). The date of submission of the matter to substrate shall be the “Dispute Date”.

19.2 Arbitration. The following provisions shall govern any arbitration pursuant to this Agreement.

(a) Arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern. The Arbitration shall be conducted in [BUKWANG REDACTED].

(b) The Arbitration shall be heard by a panel of three arbitrators (each an “Arbitrator”). Triangle and Bukwang shall each select one Arbitrator. Such Arbitrators shall be attorneys, licensed to practice law in the State of Georgia, actively engaged in the full-time practice of law for a period of no less than seven (7) years. Such Arbitrators shall not be affiliated, directly or indirectly, with the parties or the attorneys representing the parties in the Arbitration and shall not have any prior involvement in the matter. In the event that either party fails within fifteen (15) days after the Dispute Date (i) to select an Arbitrator who, to its knowledge, meets the requirements set forth in this subsection (b) and (ii) to notify the other party of the selection, the other party will then have the right to select such Arbitrator. The third Arbitrator shall be selected by mutual agreement of the parties from a list of neutral arbitrators compiled by the American Arbitration Association for the parties. Such Arbitrator shall be an attorney, licensed to practice law in the State of Georgia, actively engaged in the full time practice of law for a period of no less than ten (10) years. The third Arbitrator shall not have any prior or current relationship, direct or indirect, with any party to this Agreement. If the parties to the Arbitration are unable to agree upon the third Arbitrator within fifteen (15) days from the Dispute Date, the appointment of the third Arbitrator shall be made as expeditiously as possible and in compliance with this Section 19.2 by the two Arbitrators selected by the parties. If those Arbitrators cannot agree on the third Arbitrator within ten (10) days, then the third Arbitrator shall be designated by the American Arbitration Association or the appropriate designated representative thereof upon the written request of any party with simultaneous notice of such request to the other party to the Arbitration. The third Arbitrator shall preside over the panel of Arbitrators and the Arbitration.

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(c) The Arbitrators shall apply the substantive laws of the [BUKWANG REDACTED] to the validity, construction and interpretation of this Agreement as is applicable to contracts made wholly performable within the state.

(d) The Arbitration shall be resolved no later than sixty (60) days from the date of acceptance by the third Arbitrator of his or her appointment unless otherwise agreed to by the parties to the Arbitration.

(e) Each party shall bear the expenses and costs of the Arbitrator selected by the party. The third Arbitrator shall be compensated for services rendered at the prevailing hourly rate of compensation and reimbursed for any expenses incurred in connection with rendering such services. The non-prevailing party shall bear the costs and expenses of compensation and reimbursement for the third Arbitrator.

(f) The decision of the Arbitrators shall be rendered in writing and shall be final and binding and may be enforced at the request of either party to the Arbitration in the United States District Court for the Northern District of Georgia or any court of the State Georgia having competent jurisdiction. Such decision may not be appealed except upon a claim of bad faith or fraud by the Arbitrators.

(g) This Article 19 shall not apply to issues relating to the validity, construction or effect of the Bukwang Patents. In the event that, in any Arbitration, any issue arises concerning the validity, construction or effect of any of the Bukwang Patents, the Arbitrators shall assume the validity of all claims as set forth in such Bukwang Patents. Matters, controversies or disputes concerning the Licensed Patents shall be resolved in any court having jurisdiction thereof or in any other manner mutually agreed to by the parties.

ARTICLE 20. GENERAL PROVISIONS

20.1 Export Controls. Bukwang acknowledges that Triangle is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical

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compositions and other commodities and that Triangle’s obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by Bukwang that Bukwang shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation. Triangle neither represents that an export license shall not be required nor that, if required, such export license shall issue.

20.2 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

20.3 Patent Marking. Triangle shall mark Licensed Products sold in the United States with United States patent numbers. Licensed Products manufactured or sold in other countries shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations. If Bukwang believes that a Licensed Product should be marked with the number of a Bukwang Patent, Bukwang shall provide written notice to Triangle which identifies the patent number and the Licensed Product on which it should appear. It shall also be Bukwang’s responsibility to inform Triangle in writing when marking with a Bukwang Patent number should be discontinued. To the extent that Triangle complies with Bukwang’s instructions, Bukwang shall indemnify and hold Triangle harmless for any liability, claim or action for false patent marking or non-marking.

20.4 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any

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such proposed publicity release. Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon.

20.5 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the [BUKWANG REDACTED] exclusive of its conflicts of laws principles.

20.6 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Bukwang and Triangle with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein provided or except by another agreement in writing executed by the parties hereto. Upon the Effective Date, the Confidentiality Agreement shall terminate.

20.7 Interpretation. Except (a) as otherwise provided in the Primary License Agreement and (b) for any amendment to the Primary License Agreement to the extent such amendment would adversely affect the rights and obligations of Triangle hereunder (unless Triangle has given prior written consent thereto in writing), in the event of any conflict between the terms hereof and the terms of the Primary License Agreement, the terms of the Primary License Agreement shall control.

20.8 Waiver. No provision of this Agreement may be waived except by a writing signed by the party entitled to the benefit thereof and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

20.9 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or

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unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate,

20.10 Force Maieure.

(a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required (“Force Majeure”).

(b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

(c) If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

20.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.12 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of the party giving the notice,

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registered or certified postage prepaid or (b) with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

To Bukwang	Bukwang Pharm. IND. Co., Ltd
398-1 Daebang-Dong-Dongjak-Ku
Seoul 156-020
Korea
	Attn:	Sung-Koo Lee, Managing Director
	Fax:	02-816-2792

With a copy to:	Robert Finch, Esq.
Arnall, Golden & Gregory, LLP
2800 One Atlantic Center
1201 W. Peachtree St.
Atlanta, Georgia 30309 USA
	Fax:	(404) 873-8617

To Triangle:	Triangle Pharmaceuticals, Inc.
4 University Place, 4611 University Drive
Durham, NC 27707, U.S.A.
	Attn:	Chris A. Rallis, Vice President Business Development,
General Counsel
	Fax:	(919) 493-5925

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted. Any provision of this Section 20.12 to the contrary notwithstanding, any notice to Bukwang shall be effective if given as to Bukwang prescribed above by Triangle, despite any failure to deliver copies as prescribed above.

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IN WITNESS WHEREOF, Bukwang and Triangle have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

BUKWANG PHARM. IND. CO., LTD.

By:	/s/ Dong Yeon Kim

Title:

TRIANGLE PHARMACEUTICALS, INC.

By:	/s/ David Barry

Title:	Chairman and CEO

[SIGNATURE PAGE FOR BUKWANG LICENSE AGREEMENT]

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Exhibit A

Bukwang Chu&500.ELA

12/4/95

LICENSE AGREEMENT

between

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY, AND

BUKWANG PHARM IND. CO., LTD.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Exhibit B

[***]

Inventors [***]

Docket Name	Country	Serial No.	Filing Date	Patent No.	Grant Date
[***]	[***]	[***]	[***]	[***]	[***]
Div (1)	[***]	[***]	[***]	[***]	[***]
Div (2)	[***]	[***]	[***]	[***]	[***]
PCT		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
		[***]	[***]

53

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

[***]

Inventors [***]

Docket Name	Country	Serial No.	Filing Date	Patent No.	Grant Date
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
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54

AMENDMENT NUMBER 3

to

LICENSE AGREEMENT

among

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY and

BUKWANG PHARM. IND. CO., LTD.

[Please see Exhibit A, Amendment Number 3 page.]

55

Triangle

Pharmaceuticals

July 5, 2003

Sung-Koo Lee

Executive Vice President

Bukwang Pharm Co., Ltd.

398-1, Daebong-dong, Dongjak-gu

Yeoeuido

PO Box 572

Seoul, Korea

Re: Termination Procedure

Dear Mr. Lee,

I am writing to you in response to your letter dated June 12, 2003 to Dr. John Milligan. Gilead is fully prepared to comply with its obligations under the License Agreement, particularly Article 13 and Section 15.4. Accordingly, we are preparing to deliver to you the items described in Appendix 1 to this letter.

We expect to be able to deliver these items to you by August 2, 2003 unless otherwise noted. To the extent that any items that we are obligated to deliver to you are inadvertently omitted, Gilead will use reasonable efforts to transfer to Bukwang any such items within 30 days of learning of such omission.

Responses to some of your specific requests are set out below:

1.	Details for the acquisition of clevudine synthetic intermediate, drug substance and drug product, coordination of shipment of materials and information regarding the manufacturing process and cost to Bukwang will be coordinated by Bernhard Lampert of Gilead.

2.	Appendix 2 sets forth ongoing and planned activities for clevudine development and Gilead’s plans for fulfilling its obligations to Bukwang with respect to these activities. Appendix 2 also indicates costs that Bukwang would need to assume to take over indicated activities or materials. Gilead will not assign agreements to Bukwang; Bukwang will be free to contact third parties to establish agreements with them.

3.	Gilead will continue clinical studies L-FMAU-102B and FTCB-204 until the last randomized patient completes each study under Gilead’s regulatory filings.

4.	Gilead will pay all invoices related to development activities under the Agreement that were addressed to Gilead or Triangle prior to June 12, 2003, provided that Bukwang will be responsible for the reimbursement to Gilead for all invoices received after June 12, 2003 and paid by Gilead.

56

5.	Gilead will make the following individuals available for a period not to exceed 9 months to assist Bukwang in the transfer of knowledge regarding the clevudine development program as conducted by Gilead under the Agreement for up to the amount of time indicated. There will be no cost for assistance provided before August 2, 2003. After such date, the costs and availability of Gilead personnel will be as follows:

Cary Moxham – Overall Development, Clinical, and Regulatory – 40 hours at $92 per hour

Lars Trost – Toxicology – 10 hours at $92 per hour

Bob Blum – Clinical Pharmacology – 20 hours at $92 per hour

Bernhard Lampert – Manufacturing – 20 hours at $92 per hour

Gilead expects that Bukwang recognizes that Gilead employees will be reasonably available, but will not be expected to devote an unreasonable proportion of any individual’s time to such activities and that no individual’s ongoing responsibilities at Gilead will be unduly interfered with by such activities. Gilead also expects that Gilead’s support role shall diminish over time.

6.	The majority of patents and the case files for those patents belong to UGARF and Yale. Please discuss obtaining copies of the case files with UGARF and Yale and their respective Patents Counsels. Appendix 3 lists the patents that belong to Triangle/Gilead. The inclusion of this list does not imply a license of any kind.

7.	All communication regarding the termination procedure should be directed to Cary Moxham in writing.

Please feel free to contact me should you have any questions.

Sincerely,

/s/ [illegible]

cc.	John Milligan
Jung Choi
Rachel Mandell

57

Appendix 1

1.	Toxicology

•

An inventory of archived tissues and samples for each of the completed toxicology studies is included in the final study report for each study. Transfer of the storage of these samples to Bukwang needs to be discussed.

•	Additional samples located at Triangle include:

•

Thirty-two wet tissues to Trump’s fixative for electron microscopy from study TOX045 from Week 119 (one female sacrificed moribund) and from Week 148 (3 females and 4 males, control and high dose). There are 4 tissues from each animal - heart, kidney, liver, and skeletal muscle.

•

Photomicrographs of liver, heart, and skeletal muscle and negatives of same; lepon blocks; glass slides; and 44 vials of heart, muscle, kidney, and liver (in formalin) from the woodchuck study 98-11-A conducted by Cornell. The 44 vials contain huge chunks of issue that would not have fixed well and were removed from dead animals, and therefore may have been subject to significant autolysis.

•	Another set of positives (slides) and photographs taken during examination by light microscopy of skeletal muscle (myopathy) from selected monkeys from study TOX045.

2.	Pharmaceutical Development

•	All results for clevudine drug substance and drug product will be provided.

•	Excess CTM held by Triangle includes the following.

•	13,580 5 mg clevudine capsules

•	269 bottles of 50 mg clevudine capsules (30 per bottle)

•	40 bottles of 50 mg clevudine capsules labeled for study CLV-202.

•	293 bottles of placebo capsules (30 per bottle)

The acquisition cost of this material is [BUCKWANG REDACTED]

•	A total of 41 kg of clevudine drug substance is available. The acquisition cost of this material is [BUCKWANG REDACTED].

•	TSIBR intermediate to synthesize clevudine drug substance is available. The acquisition cost of this material needs to be determined.

•	A complete inventory of all analytical methods is being prepared.

58

3.	Bioanalytical

•	The current inventory of bioanalytical documents includes:

Bioanalytical Methods

Doc #3982 Determination of TP-0239/97 in Mouse Rat and Monkey Plasma by HPLC/UV

Doc #7488 Determination of TP-0239 (L-FMAU) in Human Plasma Using LC/MS/MS

Doc #8778 (Report #M-00-TP0239-01) Determination of Clevudine in Human Urine by LC/MS/MS with the Packard MultiPROBE II

Doc #13811 (Report #M-02-BIO-TP0239-01) Determination of Clevudine in Rabbit and Rat Plasma Using LC/MS/MS

Sample Analysis Reports

Doc #3584-3596: Preclinical Analytical Report - L-FMAU Dosing Solution Assay Results for TOX-068 to TOX-071

Doc #5548: TOX-043: Determination of TP-0239 Concentrations in Rat Plasma

Doc. #6263: TOX-100: TP-0239 Dosing Solution Assay Results

Doc #6266: WHV 98-11: Determination of TP-0239 Concentrations in Woodchuck Serum

Doc #6307: TOX-042: Preclinical Analytical Report: Determination of TP-0239 in Cynomolgus Monkey Plasma

Doc #6239: TOX-045: Determination of TP-0239 Concentrations in Cynomolgus Monkey Plasma

Doc #6250 TOX-046: Determination of TP-0239 Concentrations in Rat Plasma

Doc #6252 TOX-065: Determination of TP-0239 Concentrations in Cynomolgus Monkey Plasma

Doc #6261 TOX-066: Determination of TP-0239 Concentrations in Rat Plasma

Doc #9062: L-FMAU-101: Determination of Clevudine Concentrations in Human Plasma and Urine by LC/MS/MS

Doc #11058: (Report #CRO-S-01-BIO-TP0239-01) TOX-111 Determination of the Metabolic Profile of Clevudine in Rat Plasma, Urine, and Feces (including Metabolite Identification)

59

Doc #11086: (Report #CRO-S-01-BIO-TP0239-02) TOX-112 Determination of the Metabolic Profile of Clevudine in Monkey Plasma, Urine, and Feces (including Metabolite Identification)

Doc #13643: (Report #S-02-BIO-TP0239-01) CLV-104: Determination of Emtricitabine and Clevudine Concentrations in Human Plasma by LC/MS/MS

Doc #13972: (Report #S-02-BIO-TP0239-02) CLV-104: Determination of Emtricitabine and Clevudine Concentrations in Human Urine by LC/MS/MS

Doc #14565: (Report #S-02-BIO-TP0239-03) L-FMAU-102: Interim Report - Determination of Clevudine Concentrations in Human Plasma by LC/MS/MS

Doc #14921: (Report #S-02-BIO-TP0239-04) TOX-130: Determination of Clevudine Concentrations in Rat Plasma by LC/MS/MS

Doc #15095: (Report #S-03-BIO-IP0239-01) TOX-143: Determination of Clevudine Concentrations in Mouse Plasma by LC/MS/MS

Doc #15452: (Report #S-03-BIO-TP0239-02) TOX-131: Determination of 15599 Clevudine Concentrations in Rabbit Plasma by LC/MS/MS

Doc #15600: (Report #S-03-BIO-TP0239-03) L-FMAU-102B: Determination of Clevudine Concentrations in Human Plasma by LC/MS/MS – DRAFT

Analytical Standard Specifications

S.008.08 - Clevudine Drug Substance

S.015.00 - LFMAU Capsules, 25 mg and 100 mg

S.026.02 - LFMAU Capsules, 50 mg and 150 mg

S.038.00 - Clevudine Capsules, 50 mg

S.039.00 - Clevudine Capsules, 10 mg

S.040.00 - Clevudine Capsules, 5 mg

S.042.00 - Placebo to Match Clevudine Capsules

Analytical Standard Testing Instructions

T.008.08 Clevudine Drug Substance

T.015.00 - LFMAU Capsules, 25 mg and 100 mg

T.026.02 - LFMAU Capsules, 50 mg and 150 mg

T.038.00 - Clevudine Capsules, 50 mg

T.039.01 - Clevudine Capsules, 10 mg

T.040.01 - Clevudine Capsules, 5 mg

T.042.00 - Placebo to Match Clevudine Capsules

60

Bioanalytical Method Validation Reports

Doc #6229 - Determination of TP-0239 in Mouse, Rat, and Monkey Plasma

Doc #9160 - Determination of TP-0239 in Human Plasma (Report No. V-00-TP0239-01)

Doc #9101 - Determination of Clevudine in Human Urine (Report No. V-00-TP0239-02)

Doc #14893 - Determination of Clevudine in Rabbit, Rat, and Mouse Plasma (Report No. V-02-BIO-TP0239-01)

Bioanalytical Research Reports

Doc #9962 - Determination of D-FMAU Plasma Concentrations in Support of Protocol FMAU-101 (Report No. R-00-BIO-TP0268-01)

Doc #11457 - Determination of D-FMAU Human Urine Concentrations in Support of Protocol FMAU 101 (Report No. R-01-BIO-TO0268-01)

Doc #11747 - Determination of D-FMAU Feces Concentrations in Support of Protocol TTAQ-107 (Report No. R-01-BIO-TP0268-02)

Certificates of Analysis, Drug Substance

Doc #6404, Clevudine Drug Substance,TP-0239-99041

Doc #7481, Internal Standard for L-FMAU,TP-0321-99117

Doc #8810, Clevudine Primary Reference Standard,TP-0239-99041

Doc #9273, 14C- Radiolabeled Drug Substance,TP-0239-00118

Doc #1039, Synthetic Intermediate of Clevudine, Route 1,TP-0345-00199

Doc #13685, Clevudine Drug Substance,TP-0239-01100

Certificates of Analysis, Drug Product:

Doc #13013, Clevudine Capsules, 10 mg,TP-0239-01116

Doc #13014, Clevudine Capsules, 50 mg,TP-0239-01117

Doc #13015, Clevudine Capsules, 5 mg, GMP,TP-0239-01115

Doc #13019, Placebo to Match Clevudine Capsules, 5,10, and 50 mg,TP-0286-01114

•	The current inventory of pharmacokinetic samples includes.

Clinical *

L-FMAU-101	1296 samples
L-FMAU-102	1176 samples
L-FMAU-102B	2004 samples
L-FMAU-104	1584 samples

*	Please be advised that due to the language within each study-specific Informed Consent Form addressing sample storage and/or confidentiality, these samples must remain under the control of Gilead and can not be transferred to Bukwang.

61

Toxicology/Preclinical

NIH study	151 samples
Duck study	38 samples
TOX 042	144 samples
TOX 043	200 samples
TOX 045	1311 samples
TOX 046	790 samples
TOX 065	124 samples
TOX 066	90 samples
TOX 111	191 samples
TOX 112	183 samples
TOX 130	88 samples
TOX 131	91 samples
TOX 143	215 samples

4.	Clinical Pharmacology

•	PharmacoKinetic analysis of samples from L-FMAU-102B will be completed by July 31, 2003.

Pharmacokinetic analysis of samples from the pharmacokinetic substudy in FTCB-204 will be completed in August 2003.

62

Appendix 2

Ongoing or Planned Activities for Clevudine Development in HBV

1.	Preclinical Virology

•

Synthesis of radiolabeled clevudine triphosphate (CLV-TP). A total of 1 mCi of [14][C]-CLV-TP is being synthesized. The material can be used for studies regarding mechanism of action, incorporation into HBV DNA, and metabolism of clevudine. The material was synthesized at a cost of $15,000.

•

Gilead had been approached by the NIH to have all of its compounds, at the time including clevudine, tested against the SARS virus. Gilead would agree to provide Bukwang the results of the testing as soon as they are available. Alternatively, Gilead can supply Bukwang with the contact details of the people doing the testing to negotiate its own arrangements. Allowing Gilead to proceed on behalf of Bukwang would expedite the testing of clevudine.

•

A study to examine the activity of clevudine in a chimeric mouse model of HBV is ongoing. There is no cost associated with this study. This study also includes FTC and therefore the responsibility for this study will reside with Triangle and will not be transferred to Bukwang.

•

A study to examine the pharmacokinetics of clevudine in woodchucks was scheduled to begin shortly at North Carolina State University. The details of this study were discussed at the April 25 Joint Project Committee Meeting. This study will be cancelled.

2.	Toxicology

•

The draft report for TOX142 “A Study of the Effects of Orally Administered TP-0239 on Pre- and Postnatal Development, Including Maternal Function, in the Rat” is due Sept. 23, 2003. The date for delivery of the final report is targeted for November 1, 2003.

3.	Pharmaceutical Development

•

Stability studies for drug product, 10 mg capsules and placebo, are ongoing at Triangle. This study will continue at Triangle in support of study FTCB-204 and will not be transferred to Bukwang. Results will be provided to Bukwang as they become available.

•	A campaign to produce additional CTM at Patheon in August has been cancelled.

4.	Clinical Virology and Diagnostics

•	Genotype analysis of samples from L-FMAU-102 are complete and will be included with the final clinical data from this study.

63

•	Genotype analyses of samples from L-FMAU-102B and FTCB-204 are ongoing and will continue through completion of the studies. Results will be provided with the final data from these studies.

•	The current inventory of serum samples includes:

L-FMAU-102	1561 samples
L-FMAU-102B	2021 samples

*	Please be advised that due to the language within each study-specific Informed Consent Form addressing sample storage and/or confidentiality, these samples must remain under the control of Gilead and can not be transferred to Bukwang.

5.	Clinical Research

•	Preparation of the final clinical study report for L-FMAU-102 is ongoing and is expected to be complete in March 2004.

•

Study L-FMAU-102B will continue until the last patient completes the study (currently targeted for Nov. 23, 2003). The final database lock is scheduled for December 31, 2003. The final data from this study will be provided.

•

Study FTCB-204 will continue until the last patient completes the study (currently targeted for June 2004). The final database lock is scheduled for July 22, 2004. The final data from this study will be provided.

•	All activities for study CLV-202 are being terminated.

•	The regulatory process for study CLV-205 in Turkey is ongoing. The possibility to transfer this filing to Bukwang to be discussed.

6.	Drug Safety Surveillance

•

The process for exchange of safety information for clevudine between Triangle and Bukwang will continue as per the Safety Agreement. Bukwang will ensure that future collaborators also report to Gilead per the Safety Agreement until the end of Study FTCB 204.

7.	Regulatory Affairs

•

Regulatory filings for clevudine will remain open to support ongoing studies L-FMAU-102B and FTCB-204. As sites within a given country for either study are closed, regulatory filings will be inactivated as soon as possible after the last patient completes the study. Dates when the last patient will complete a study each country are indicated below.

64

France – last patient complete L-FMAU-102B on 20-Oct-2003 Hong Kong – last patient completes L-FMAU-102B on 13-Nov-2003 Czech Republic – last patient completes FTCB-204 on 17-Mar-2004 Bulgaria – last patient completes FTCB-204 on 24-Mar-2004 US – last patient completes FTCB-204 on 14-May-2004 Canada – last patient completes FTCB-204 on 31-May-2004 Singapore – last patient completes FTCB-204 on 31-May-2004

8.	Publications

•	An oral presentation of the results from study L-FMAU-102 is scheduled for July 5, 2003 at the EASL meeting in Geneva, Switzerland. Dr. George Lau is scheduled to present.

•	A manuscript describing the results of study L-FMAU-102 was submitted to Hepatology.

•	A manuscript is being prepared for submission to AAC by Dr. Zoulim regarding his work on combination therapy with clevudine and FTC in WHV-infected woodchucks.

•	The results of study L-FMAU-102B will be published by Gilead and the Investigators shortly after completion of the study.

65

Appendix 3

66

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

[***]

[***]

Docket No.	Country	MATTER NUMBER	SERIAL NUMBER	PATENT NUMBER	FILE DATE	STATUS
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]

[***]

[***]

Docket No.	Country	MATTER NUMBER	SERIAL NUMBER	PATENT NUMBER	FILE DATE	STATUS
[***]	[***]	[***]	[***]		[***]	[***]

67

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

EXHIBIT C

LIST OF BUKWANG PATENTS

C-1. [***]

Inventors: [***]

Applicant: [***]

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

C-1

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

C-2. [***]

Inventors: [***]

Applicant: [***]

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

C-3. [***]

([***])

Inventor: [***]

Applicant: [***]

Docket Name	Country	Serial No.	File Date	Patent No.
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

C-4. [***] ([***])

Inventor: [***]

Applicant: [***]

Docket Name	Country	Serial No.	File Date	Patent No.
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

EXHIBIT D

LIST OF PHARMASSET PATENTS

[***]

D-1

EXHIBIT E

TERRITORY

Albania
Andorra
Anguilla
Antigua & Barbuda
Argentina
Aruba
Austria
Bahamas
Barbados
Belarus
Belgium
Belize
Bermuda
Bolivia
Bosnia and Herzegovina
Brazil
British Virgin Islands
Bulgaria
Canada
Cayman Islands
Chile
Colombia
Costa Rica
Croatia
Cuba
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic
Ecuador
El Salvador
Estonia
Falkland Islands
Faroe Islands
Finland
France
French Guiana
Germany
Gibraltar
Greece
Greenland
Grenada
Guadeloupe
Guatemala
Guyana
Haiti
Honduras
Hungary
Iceland
Ireland
Israel
Italy
Jamaica
Latvia
Liechtenstein
Lithuania
Luxembourg
Macedonia
Malta
Martinique
Mexico
Moldova
Monaco
Montserrat
Navassa Island
Netherlands
Netherlands Antilles
Nicaragua
Norway
Panama
Paraguay
Peru
Poland
Portugal
Puerto Rico
Romania
Russia
San Marino
Serbia and Montenegro
Slovakia
Slovenia
Spain
St. Thomas
St. Helena
St. John’s
St. Kitts and Nevis
St. Lucia
St. Vincent and the Grenadines
Suriname
Sweden
Switzerland
Trinidad & Tobago
Turkey
Turks & Caicos
Ukraine
United Kingdom
United States of America
Uruguay
Vatican City
Venezuela
Virgin Islands

E-1

EXHIBIT F

FORM OF LETTER TO FDA

Bukwang Pharm. Co., Ltd. IND Transfer Information and Forms

                    , 200

[Name, Title]

[Division]

Food and Drug Administration

[Address]

Subject:	IND [number]	General Correspondence:
	[product]®	Transfer of IND
Serial No. XXX

Dear                     :

The purpose of this correspondence is to inform you that effective                     , 200    , Bukwang Pharm. Co., Ltd. hereby transfers the sponsorship and all responsibilities of IND [number] ([name]®) to Pharmasset, Inc. [                     will no longer be the agent for the IND.]

Bukwang Pharm. Co., Ltd. and [agent] will provide Pharmasset, Inc. with the original IND and all records pertaining to it. Pharmasset, Inc. will assume all administrative and reporting responsibilities of the [product]® IND from the date of transfer.

Future communications regarding this IND should be directed to:

[Employee]

[Title]

Pharmasset, Inc.

[Address]

Phone:

Fax:

If you have any questions, please contact the undersigned at [telephone number].

Sincerely,

[Name]

[Title]

[Company]

[Address]

[cc:                     , FDA Project Manager]

F-1

EXHIBIT G

BUKWANG LICENSEES

EXHIBIT G

BUKWANG LICENSEES

LICENSE AGREEMENT BETWEEN

BUKWANG PHARM. CO., LTD. AND EISAI CO., LTD.

LICENSE AGREEMENT

BETWEEN

BUKWANG PHARM. CO., LTD.

AND

EISAI CO., LTD.

THIS LICENSE AGREEMENT is made and entered into as of this Oct 29th, 2004, by and between BUKWANG PHARM. CO., LTD., with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (hereinafter referred to as “Bukwang”), and EISAI CO., LTD., with principal offices located at 6-10, Koishikawa 4 chome, Bunkyo-ku, Tokyo JAPAN 112-8088 (hereinafter referred to as “Eisai”).

WITNESSETH:

WHEREAS, Bukwang has evidenced the in vitro, and in vivo activity of an L-nucleoside compound known generically as “L-FMAU”;

WHEREAS, L-FAMU is covered by patents and patent applications filed in various countries;

WHEREAS, Bukwang, has entered into a license agreement, dated December 28, 1995, as amended effective September 1, 1997, December 1, 1997, February 27, 1998 and July 15, 2001 (collectively the “Primary License Agreement”) with Yale University (“Yale”) and University of Georgia Research Foundation, Inc. (“UGARF”; Yale and UGARF are hereinafter referred to as the “Primary Licensors”), a copy of which Primary License Agreement and Amendments are attached hereto as Exhibit A, pursuant to which Bukwang has obtained an exclusive worldwide license under the Primary Licensors’ patents and patent applications and has acquired the right to grant licenses under such patents and patent applications;

WHEREAS, Bukwang possesses certain technology and know-how relating to L-FMAU and has the right to grant licenses in respect of such technology and know-how; and

WHEREAS, Eisai desires to obtain an exclusive license under such patents, patent applications, technology and know-how;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

ARTICLE 1. DEFINITIONS

The following terms as used herein, when written with an initial capital letter, shall have the meanings ascribed to them below:

1.1 “Acquisition Cost” shall mean the actual invoiced price paid by a party to any non-Affiliate third party for acquiring any item (e.g., a Compound or other active ingredient), including but not limited to, shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

1.2 “Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

1.3 “Agreement” shall mean this Agreement, including all Exhibits attached to this Agreement.

1.4 “Bukwang Know-How” shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results which are useful for the development, manufacturing and registration of the Compounds or the Licensed Products which are rightfully held by Bukwang as of the Effective Date (including, but not limited to, any of the foregoing items licensed to Bukwang under the Primary License Agreement), or which are developed or acquired by Bukwang during the Term of this Agreement pursuant to Article 14 including, but not limited to, all manufacturing and synthesis know-how.

1.5 “Bukwang Patents” shall mean all patents and patent applications in the Territory having patent claims to which are useful for the development, registration, manufacturing, using or selling of the Compounds or Licensed Products, which are owned or controlled by Bukwang as of the Effective Date, or which are developed or acquired by Bukwang during the Term of this Agreement, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and foreign patent or inventor’s certificate with regard thereto. Bukwang Patents shall include those listed in Exhibit B attached hereto.

1.6 “Bulk Drug Substance” shall mean the Compounds in bulk form which, if appropriately formulated and finished, would be suitable for preclinical or clinical use or commercial use.

1.7 “Bulk Formulation” shall mean the Licensed Product in capsule form or tablet form.

1.8 “Closing Date” shall mean the completion date for study of drug-drug interaction for the Compound by Eisai, and shall be no later than November 15, 2004.

1.9 “Compounds” shall mean the compound known as L-FMAU, with the chemical name 2’-fluoro-5-methyl-ß-L-arabinofuranosyluracil, including any salts and esters thereof.

1.10 “Development Program” shall mean the research and development program described in Article 6 of this Agreement.

1.11 “Dollars” shall mean United States dollars.

1.12 “Effective Date” shall mean the date written above.

1.13 “FDA” shall mean the United States Food and Drug Administration or any successor entity.

1.14 “Field” shall mean all human antiviral applications and uses.

1.15 “Filing of Chinese Regulatory Application” shall mean a filing of regulatory approval application with Chinese regulatory authority, which includes clinical data in China.

1.16 “Finished Product” shall mean Licensed Product in packaged product form suitable for distribution to customers.

1.17 “HBV” shall mean hepatitis B virus.

1.18 “IND” shall mean an Investigational New Drug Application or its domestic equivalent.

1.19 “Indemnitees” shall mean (a) in the case of the indemnity set forth in Section 14.1, Bukwang, its Affiliates, the Primary Licensors and the directors, officers and employees of any of the foregoing; (b) in the case of the indemnity set forth in Section 12.2, Eisai, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 12.3, the parties identified in Subsections 1.16(a) and 1.16(b) above, as applicable.

1.20 “Joint Inventions” shall mean any inventions related to the Compounds or the Licensed Products, whether patented or not, which are jointly made during the Term of this Agreement by at least one (1) Bukwang employee or person contractually required to assign or license patent rights covering such inventions to Bukwang and at least one (1) Eisai employee or person contractually required to assign or license patent rights covering such inventions to Eisai. All joint inventions shall be owned jointly by the parties hereto. Joint Inventions owned by Bukwang shall be deemed as Bukwang Know-How.

1.21 “Joint Know-How” shall mean all inventions, discoveries, trade secrets, information, data, formulas, procedures and results which are useful for the development, registration, manufacturing, using or selling of the Compounds or the Licensed Products which are developed jointly by at least one (1) Bukwang employee or person contractually required to assign or license such data and know-how to Bukwang and at least one (1) Eisai employee or person contractually required to assign or license such data or know-how to Eisai during the Term of this Agreement. All Joint Know-How shall be owned jointly by the parties hereto. Joint Know-How owned by Bukwang shall be deemed as Bukwang Know-How.

1.22 “Joint Project Committee” shall mean the committee described in Article 7 hereof.

1.23 “Licensed Product(s)” shall mean any Compound or any pharmaceutical product containing one or more Compounds as an active ingredient, alone or in combination with other active ingredients.

1.24 “Manufacturing Cost,” in respect of a particular item (e.g., a Compound or other active ingredient), shall mean the costs of direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture by it of such item and, normal production overhead (i.e., indirect labor, utilities, maintenance, depreciation of the manufacturing equipment and facilities and other allocable overhead of the manufacturing facility), all determined in accordance with GAAP.

1.25 “NDA” shall mean a New Drug Application or its domestic equivalent.

1.26 “Net Sales” of Licensed Products which contain as their active ingredient Compounds shall mean the gross sales of such Licensed Products billed by Eisai, its Affiliates or sublicensees to independent customers including any consideration received, directly or indirectly, from such customers in respect of the sale, distribution or transfer of Licensed Products, less normal and customary trade, quantity and cash discounts, all allowances and rebates (including those paid to third party payors), sales, use, V.A.T. or other similar taxes, and all transportation, insurance and handling charges.

1.27 “Registration” shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country.

1.29 “Term” shall mean the Patent and Know-How Royalty Period set forth in Section 3.3(b).

1.30 “Territory” shall mean Japan, China, Taiwan, Indonesia, Singapore, Thailand, Vietnam, Malaysia, Philippines and India.

1.31 “Eisai Know-How” shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results arising solely out of the Development Program or the manufacture, use or sale of the Licensed Products which are useful for development, registration manufacturing, using or selling of the Compounds or the Licensed Products which are rightfully held by Eisai as of the Effective Date, or Which are not Joint Know-How or Joint Inventions and are developed or acquired by Eisai during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 14.

1.32 “Eisai Patents” shall mean all patents and patent applications owned or controlled by Eisai or under which Eisai has a right to practice with the right to extend such right to practice to Bukwang which contain claims the rights to which are useful for the development, registration, manufacturing, using or selling of the Compounds or the Licensed Products, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other foreign patent in the Territory or inventor’s certificate with regard thereto.

1.33 “GAAP” shall mean generally accepted accounting principles in the applicable countries in the Territory, consistently applied.

1.34 “Valid Claim” shall mean issued or granted claims of any issued and unexpired patent included among the Bukwang Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference of opposition proceeding.

ARTICLE 2. LICENSES

2.1 License Under Bukwang Patents and Bukwang Know-How. Subject to the terms and conditions set forth herein Bukwang hereby grants Eisai the exclusive right and license to practice the Bukwang Patents and the Bukwang Know-How in the Field to develop, make, have made, use, import, export, offer for sale, sell and have sold Licensed Products (including, but not limited to, Bulk Drug Substance) in the Territory during the term of this Agreement.

2.2 Extension to Affiliates. Eisai shall have the right to extend its rights under the license granted in Section 2.1 and 2.2 to one or more of its Affiliates, as attached hereto as Exhibit C, within the Territory provided, that Eisai shall remain responsible for such Affiliate’s compliance with all obligations under this Agreement which apply to such Affiliate. If Eisai intent to extend its rights under the license granted in Section 2.1 and 2.2 to Affiliates not described in Exhibit C Eisai shall: (a) give Bukwang at least thirty (30) days’ prior written notice of such extension and (b) remain responsible for such Affiliate’s compliance with all obligations under this Agreement which apply to such Affiliate.

2.3 Sublicenses. Eisai may grant sublicenses to non-Affiliate third parties in the Territory without any consent; provided, however, that in the event that Eisai proposes to grant a sublicense to a prospective non-Affiliate sublicensee [BUKWANG REDACTED], then Eisai must first obtain the prior consent of Bukwang, which consent shall not be unreasonably withheld or delayed. No sublicense granted by Eisai shall relieve it of any obligation hereunder. With respect to any sublicense for which Bukwang’s consent is not required pursuant to the immediately preceding sentence, Eisai shall provide Bukwang with notice of its intention to grant a sublicense at least fifteen (15) days prior to entering into the applicable sublicense agreement. Eisai shall promptly provide Bukwang with a copy of any executed sublicense agreement.

2.4 License Under Eisai Patents and Eisai Know-How. Eisai hereby grants Bukwang a non-exclusive right and license to practice the Eisai Patents and Eisai Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products, with a right to sublicense, with prior approval by Eisai which shall not be unreasonably withheld or delayed, outside the Territory during the term of this Agreement. The license granted pursuant to this Section 2.4 shall be royalty free.

2.5 Covenant Not to Sue. Each party granting a license agrees that during the term of this Agreement, neither it nor any of its Affiliates, will assert against the other party (a “licensed party”) or its Affiliates or sublicensees any patent not included in the Bukwang Patents or Eisai Patents, as applicable, that is or might be infringed by reason of such licensed party’s or its Affiliates’ or sublicensees’ exercise of the license granted to it hereunder.

2.6 Right of First Discussion. If, at any time during the term hereof, Bukwang (a) acquires rights in respect of human uses or applications of L-FMAU outside the Field (a “Non-Field Use”) and (b) decides to license any rights relating to such Non-Field Use in the Territory, it shall give prompt notice thereof to Eisai. Such notice shall include a description of the rights which Bukwang wishes to license, together with all data and information in Bukwang’s possession relating to the applicable Non-Field Use. Thereafter, Eisai shall have ninety (90) days to notify Bukwang whether Eisai is interested in commencing negotiations to obtain a license to such rights (the “Non-Field License”). If Eisai does not give such notice within such ninety (90) day period, Bukwang shall be entitled to commence negotiations with a third party in respect of the Non-Field-License and shall be free to license such rights of “the Non-Field License” to the third parties.

2.7 Retained License. Eisai acknowledges that, pursuant to paragraph 2.2 of the Primary License Agreement, the Primary Licensors have retained on their behalf and on the behalf of any of their research collaborators a royalty-free right and license to make and use Licensed Products and to practice the Licensed Technology (as defined therein) for research and educational purposes only.

2.8 No Implied License. The license and rights granted in this Agreement to Eisai shall not be construed to confer any rights upon Eisai by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Bukwang Patents or Bukwang Know-How.

ARTICLE 3. LICENSE FEE, ROYALTIES, AND MILESTONE PAYMENTS

3.1 Closing Fee. As partial consideration for entering into this Agreement, Eisai agrees to pay Bukwang a nonrefundable license fee of US [BUKWANG REDACTED] payable within [BUKWANG REDACTED] after the Closing Date.

3.2 Milestone Payments.

(a) Bukwang shall submit to Eisai a written report regarding the 303 study of the Product set forth in Exhibit D for Eisai’s evaluation. Eisai shall complete the evaluation and inform Bukwang in writing of whether to keep this Agreement or not, within thirty (30) days of receipt of Bukwang’s report. In the event that Eisai inform Bukwang of its intent to keep this Agreement, this Agreement will continue and Eisai shall pay Bukwang a milestone payment of [BUKWANG REDACTED] its written notice. In the event that Eisai informs Bukwang of its intent not to keep this Agreement, this Agreement will terminate thereby without any consideration.

(b) Eisai shall pay Bukwang a milestone payment (“Milestone Payment”) in the amount specified below no later than [BUKWANG REDACTED] after the occurrence of the corresponding event designated below (except as otherwise specified in Subsection 3.2(d)), unless Eisai has given Bukwang notice of termination of this Agreement in the entire Territory prior to such due date.

Milestone	Milestone Payment
(i) [BUKWANG REDACTED]	US$	[BUKWANG REDACTED	]
(ii) [BUKWANG REDACTED]	US$	[BUKWANG REDACTED	]
(iii) [BUKWANG REDACTED]	US$	[BUKWANG REDACTED	]
(iv) [BUKWANG REDACTED]
[BUKWANG REDACTED]	US$	[BUKWANG REDACTED	]
[BUKWANG REDACTED]	US$	[BUKWANG REDACTED	]

(c) On [BUKWANG REDACTED] in cumulative Net Sales in China, a Marketing Milestone Payment of [BUKWANG REDACTED] will be due. On [BUKWANG REDACTED] in cumulative Net Sales in China, a Marketing Milestone Payment of [BUKWANG REDACTED] will be due again, and on [BUKWANG REDACTED] in cumulative Net Sales in China, a Marketing Milestone Payment of [BUKWANG REDACTED] will be due again , as reflected in clause (iv) of the Subsection 3.2(b). Upon payment of the final [BUKWANG REDACTED] in respect of the first [BUKWANG REDACTED] in cumulative Net Sales within China, the Marketing Milestone Payment obligations will terminate.

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Each Marketing Milestone Payment will be due at the same time the royalty report covering the royalty period in which such incremental [BUKWANG REDACTED] in Net Sales is due. The above Sales Milestone payable up to the expiration date of Chinese product patent (Patent No. [***]), which is expected [BUKWANG REDACTED].

(d) In the event Bukwang terminates this Agreement pursuant to Section 6.3 or 16.2 or Eisai terminates this Agreement with respect to the entire Territory pursuant to Section 16.3, any Marketing Milestone Payment due pursuant to clause (iv) of Subsection 3.2(b) shall be prorated based on the amount of incremental Net Sales in China since the last Marketing Milestone Payment over [BUKWANG REDACTED]. By way of example only, if Eisai terminates the Agreement in the entire Territory and, at the time of termination [BUKWANG REDACTED] in Net Sales in China had accrued since the last Marketing Milestone Payment became payable, Eisai would owe Bukwang a final Marketing Milestone Payment of [BUKWANG REDACTED] (i.e., [BUKWANG REDACTED]).

3.3 Earned Royalties; Duration and Payment Scheme.

(a) For the Bukwang Patents and Bukwang Know-How, Eisai shall pay Bukwang a royalty equal to [BUKWANG REDACTED] of the Net Sales of Licensed Products sold in the Territory by Eisai and its Affiliates and sublicensees during the term of this Agreement.

(b) Royalties set forth in Section 3.3(a) shall be paid in respect of Licensed Products in a given country until the occurrence of the later of i) a period of [BUKWANG REDACTED] after the initial commercial introduction of a Licensed Product in such country; or ii) the expiration, lapse or invalidation of the last remaining Valid Claims in a given country (“Patent and Know-How Royalty Period”).

(c) If at any time during the term of this Agreement, (i) a third party or third parties commence selling a therapeutic product in a country of the Territory and (ii) such product contains any Compound (“unlicensed unit sales”) and (iii) such unlicensed unit sales for any royalty period amount to [BUKWANG REDACTED] and [BUKWANG REDACTED] of Eisai’s unit sales of such Licensed Product in such country in such royalty period, determined in accordance with Subsection 3.3(d) below, then Eisai’s royalty obligation in such country with respect to such Licensed Product shall be reduced to [BUKWANG REDACTED] of the Net Sales of Licensed Products. iv) Such unlicensed unit sales for any royalty period amount to more than [BUKWANG REDACTED] of Eisai’s unit sales of such licensed Product in such country in such royalty period, determined in accordance with subsection 3.3(d) below, then Eisai royalty obligation in such country with such Licensed Product shall be reduced to [BUKWANG REDACTED] of the Net Sales of Licensed Product.

(d) For purposes of this Section 3.3, (i) “unlicensed unit sales” and “Eisai’s unit sales” shall be deemed to mean the grams of Compounds contained in the third party product (irrespective of dosage form) or the Licensed Product (irrespective of dosage form), respectively, as reflected on the label of each such unit; and (ii) unlicensed unit sales shall be determined by the sales reports of IMS or any successor to IMS or any other independent marketing auditing firm selected by Eisai or its Affiliates or sublicensees and reasonably acceptable to Bukwang. If Eisai is entitled to a royalty reduction based on unlicensed unit sales pursuant to Subsection 3.3(c) for any royalty period, Eisai, its Affiliates or sublicensees shall submit the sales report of IMS or such other independent firm, as applicable, for the relevant royalty period to Bukwang, together with Eisai’s, its Affiliates’ or sublicensees’ sales report for the relevant royalty period. Such sales reports for each royalty period in which Eisai is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

(e) With respect to determination of trademark to be used for the Licensed Product, the following procedures will apply:

(i) Bukwang shall disclose to Eisai a list of candidates of trademark to be used by Eisai for the Licensed Product in the Territory.

(ii) Eisai may determine whether to use trademark selected by Bukwang in accordance with the preceding sentence or Eisai’s own trademark.

(iii) In the event that Eisai decides to use Eisai’s own trademark for the Licensed Product in the Territory, Eisai shall assign Bukwang the trademark, which constitutes “Assigned Bukwang Trademark” thereafter.

(f) In the event Eisai determines to use Assigned Bukwang Trademark, Bukwang shall grant Eisai an exclusive license to use Assigned Bukwang Trademark in the Territory during the term of this Agreement. In consideration of the exclusive license to. Assigned Bukwang Trademark, Eisai shall pay Bukwang a royalty equal to [BUKWANG REDACTED] of the Net Sales of Licensed Products sold in the Territory by Eisai, its Affiliates and sublicensees during the term of this Agreement. It is agreed and acknowledged that Bukwang shall, at its own cost and expense, transfer back Assigned Bukwang Trademark to Eisai immediately after the termination of the Agreement without any compensation.

(g) In the event that Eisai determines to use Bukwang Trademark, Bukwang shall grant Eisai an exclusive license to use Bukwang Trademark in the Territory during the term of this Agreement. In consideration of the exclusive license to Bukwang Trademark, Eisai shall pay Bukwang a royalty equal to [BUKWANG REDACTED] of the Net Sales of Licensed Products sold in the Territory by Eisai, its Affiliates and sublicensees during the term of this Agreement. In this case, Eisai shall continue to use Bukwang Trademark for the Licensed Product after the termination of this Agreement. In consideration of Eisai’s right to use Bukwang Trademark after the termination of this Agreement, Eisai shall pay Bukwang a royalty equal to [BUKWANG REDACTED] of the Net Sales of Licensed Products sold in the Territory by Eisai, its Affiliates and sublicensees during the term beginning with the termination date of the Agreement and ending with the [BUKWANG REDACTED] date thereof. After the [BUKWANG REDACTED] date, the exclusive license to Bukwang Trademark for the Licensed Product in the Territory shall become a fully paid-up, perpetual exclusive license to Eisai in the Territory.

3.4 Annual Minimum Royalties. In the event that, from the third full Eisai’s fiscal year ending March 31 (“Fiscal Year”) following the year during which the Licensed Product for an HBV indication is launched in China or any Fiscal Year thereafter for the eighth full Fiscal Year, Eisai’s total annual royalty payments to Bukwang pursuant to Section 3.3 above are less than the annual minimum amount set forth opposite such Fiscal Year below (the “Annual Minimum”), Eisai shall make a payment to Bukwang together with the royalty report for the latter half of such Fiscal Year required in Section 4.1 of this Agreement and the difference between such Annual Minimum and the royalties paid to Bukwang for the preceding year pursuant to Section 3.3 above.

Fiscal Year	Annual Minimum
[BUKWANG REDACTED]	$ [BUKWANG REDACTED]
[BUKWANG REDACTED]	$ [BUKWANG REDACTED]
[BUKWANG REDACTED]	$ [BUKWANG REDACTED]

However, Eisai shall have no obligation to pay such annual minimum royalties after the expiration, lapse or invalidation of Chinese product patent (Patent No. 1143966).

3.5 Accrual of Royalties. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes, or distributed as samples. No royalties shall be payable on sales among Eisai, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by Eisai, its Affiliates or sublicensees to a third party. No multiple royalty shall be payable because the manufacture, use, offer for sale, sale or import of a Licensed Product is covered by more than one Valid Claim or by at least one Valid Claim, the Bukwang Know-How.

3.6 Withholding Tax. Any income or other tax, duties, and other levies (if any) applied by a government of any country in the Territory, which Eisai, its Affiliates and sublicensees is required to pay or withhold on behalf of Bukwang with respect to payments as described in Article 3 of this Agreement payable to Bukwang shall be deducted from the amount of such payments otherwise due, provided, however, that in regard to any such deduction Eisai, its Affiliates and sublicensees shall give Bukwang such assistance as may reasonably be necessary to enable or assist Bukwang to claim exemption therefrom and shall upon request give Bukwang proper evidence from time to time as to the payment of the tax.

3.7 Third Party Royalties. If Eisai, its Affiliates or sublicensees determine, after consultation with Bukwang, but at Eisai’s sole discretion, that it or they may be required to pay royalties and other amounts to any third party because the manufacture, use, offer for sale, sale or importation of a Licensed Product infringes or may infringe any patent or other intellectual property rights of such third party in one or more countries (collectively, the “Third Party Royalties”), Eisai, its Affiliates or sublicensees may deduct the Third Party Royalties it or they pay to such third party from earned royalties and Milestone Payments thereafter due to Bukwang. Eisai may credit [BUKWANG REDACTED] of any Third Party Royalties up to [BUKWANG REDACTED] of Net Sales of Licensed Products and [BUKWANG REDACTED] of the amount of any Third Party Royalties in excess of [BUKWANG REDACTED] of Net Sales of Licensed Products. In no event shall the royalties due on Net Sales of Licensed Products in any royalty period or any Milestone Payment be thereby reduced on account of any reduction pursuant to this Section 3.6 by more than [BUKWANG REDACTED] of the amount which would have been otherwise payable.

3.8 Compulsory Licenses. Should a compulsory license be granted to any third party in any country of the Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by Eisai in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

3.9 Limitation on Royalty Reduction. Any provision of this Agreement to the contrary notwithstanding, in no event will earned royalties paid to Bukwang be less than the [BUKWANG REDACTED] of Net Sales of Licensed Products for any royalty period during the term hereof.

ARTICLE 4. REPORTS AND ACCOUNTING

4.1 Royalty Reports and Records.

(a) During the term of this Agreement commencing with the commercial introduction of the first Licensed Product, Eisai shall furnish, or cause to be furnished to Bukwang, written reports governing each of Eisai’s half Fiscal Year showing:

(i) The gross sales of all Licensed Products sold by Eisai, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Sections 1.23 and 1.24; and

(ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales; and

(iii) the exchange rates used, if any, in determining the amount of Dollars; and

(iv) any withholding taxes required to be made from such royalties.

(b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any Eisai Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate’s or sublicensee’s normal accounting practices. Eisai, its Affiliate or sublicensee making any royalty payment shall furnish to Bukwang appropriate evidence of payment of any tax or other amount deducted from any royalty payment.

(c) Reports shall be made on semiannual basis. Semiannual reports shall be due [BUKWANG REDACTED] of the close of every half Fiscal Year and shall be prepared in accordance with GAAP. Eisai shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. Eisai shall be responsible for all royalties and late payments that are due to Bukwang that have not been paid by Eisai’s Affiliates and sublicensees. Eisai’s Affiliates and sublicensees shall have, and shall be notified by Eisai that they have, the option of making any royalty payment directly to Bukwang.

4.2 Right to Audit. Bukwang (or the Primary Licensors on Bukwang’s behalf if authorized in wiring to Eisai by Bukwang and provided they agree to be bound by the provisions of Sections 4.2 and 4.3) shall have the right, upon prior notice to Eisai, not more than once in each Fiscal Year nor more than once in respect of any Fiscal Year, through an independent certified public accountant selected by Bukwang or the Primary Licensors, as applicable, and acceptable to Eisai, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of Eisai as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Eisai pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Eisai and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. Eisai shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense in accordance with GAAP and to grant access to such records by Bukwang’s or the Primary Licensors’ independent certified public accountant, as applicable, under the same terms that Bukwang has access to Eisai’s records. If such independent certified public accountant’s report shows any underpayment of royalties by Eisai its Affiliates or sublicensees, within thirty (30) days after Eisai’s receipt of such report, Eisai shall remit or shall cause its sublicensees to remit to Bukwang:

(a) the amount of such underpayment; and

(b) if such underpayment exceeds [BUKWANG REDACTED] percent of the total royalties owed for the Fiscal Year then being reviewed, the reasonably necessary fees and expensed of such independent certified public accountant performing the audit.

Otherwise, Bukwang’s accountant’s fees and expenses shall be borne by Bukwang. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment in fully credited, Bukwang agrees to refund the uncredited portion of such overpayment within [BUKWANG REDACTED] after receipt of the final royalty payment hereunder. Upon the expiration of [BUKWANG REDACTED] following the end of any Fiscal Year, the calculation of royalties payable with respect to such Fiscal Year shall be binding and conclusive on Bukwang and Eisai, unless an audit for such Fiscal Year is initiated before expiration of such [BUKWANG REDACTED] Eisai shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.2 in respect of each Fiscal Year for a period of [BUKWANG REDACTED] after the end of such Fiscal Year.

4.3 Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Bukwang and its accountant shall retain all such information in confidence.

ARTICLE 5. PAYMENTS

5.1 Payments and Due Dates.

(a) Except as otherwise provided herein, royalties and other amounts payable to Bukwang as a result of activities occurring during the period covered by each royalty report provided for under Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date.

(b) Any provision of this Agreement to the contrary notwithstanding, any royalties on Net Sales of Licensed Products due pursuant to this Agreement which would not constitute Licensed Products as defined in the Primary License Agreement shall be payable solely to Bukwang.

(c) All payments to Bukwang shall be made by wire transfer to an account of Bukwang designated by Bukwang from time to time; provided, however, that in the event that Bukwang fails to designate such account, Eisai or its Affiliates and sublicensees may remit payment to Bukwang to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Bukwang of such account or change in such account, shall not be effective until fifteen (15) days after receipt thereof by Eisai.

5.2 Currency Restrictions. Except as hereinafter provided in this Section 5.2, all royalties and other amounts shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, Eisai or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Bukwang’s accounts in a bank or depository in such country.

5.3 Overdue Payments. In the event any payment due hereunder is not made when due, the payment shall accrue interest (beginning on the date such payment is due) calculated at the rate of [BUKWANG REDACTED] and such payment when made shall be accompanied all interest so accrued. The remittance of such interest shall not foreclose Bukwang from exercising any other rights it may have pursuant to this Agreement because such payment is late.

ARTICLE 6. DEVELOPMENT PROGRAM

6.1 Development Program. Subject to Bukwang’s timely performance of its obligations hereunder, and in complete fulfillment of Eisai’s diligence obligations hereunder and any such obligations implied by law, Eisai will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, the development activities described in this Article 6. Eisai shall, at its expense except for the cost of samples for clinical studies and HBV DNA quantification assay and mutation test, use its Commercially Reasonable Efforts (as defined below) (a) to conduct a development program relating to the use of the Licensed Product for HBV (the “Development Program”) and (b) if the results of the Development Program so justify, to seek Registration for such Licensed Product in the Territory. The Development Program shall be mutually discussed by the parties hereto at the meetings of the Joint Project Committee held pursuant to Article 7 and shall take into consideration studies and experiments carried out, or to be carried out by, Bukwang and its licensees, if any, outside the Territory, but the activities within the Territory comprising the Development Program shall be determined at Eisai’s sole discretion. Anything in this Agreement to the contrary notwithstanding, Eisai shall be entitled to exercise prudent and justifiable business judgment in meeting its Commercially Reasonable Efforts obligations.

“Commercially Reasonable Efforts” shall mean the efforts and resources customarily used by Eisai for Eisai’s in-house products with equivalent sales and profit potential to the Licensed Product.

6.2 Fulfillment.

(a) Subject to the foregoing provisions of this Article 6, Eisai’s Commercially Reasonable Efforts obligations set forth in this Article 6 shall be deemed to have been satisfied if Eisai:

(i) files what it reasonably believes to be a complete NDA or foreign equivalent for a Licensed Product for HBV with FDA equivalent in given countries in the Territory.

(ii) commercially introduces, or causes its Affiliates or sublicensees to commercially introduce, any Licensed Product (including any Licensed product containing the Compound as its sole active ingredient) approved in any country in which an NDA has been filed within [BUKWANG REDACTED] of Registration of such Licensed Product in such country.

6.3 Bukwang Remedies.

(a) In the event Eisai fails to meet any diligence requirements set forth in Subsection 6.2(a), and does not demonstrate to Bukwang’s reasonable satisfaction that, despite Eisai’s Commercially Reasonable Efforts, the failure to meet the diligence requirement was delayed due to reasons beyond Eisai’s reasonable control, Bukwang shall have the option, as its sole and exclusive remedy, to terminate the Agreement in the entire Territory. The remedy set forth in this Section 6.3 shall be Bukwang’s sole and exclusive remedy.

(b) Prior to exercising any rights under this Section 6.3, Bukwang shall give Eisai thirty (30) days’ notice and shall meet with Eisai, at Eisai’s request and expense, during such thirty (30) day period, to discuss any disagreements about whether Eisai has complied with the applicable diligence requirements of this Article 6. Upon expiration of such thirty (30) day period, Bukwang shall have the right in its sole discretion to proceed with the exercise of all rights and remedies provided for herein unless the applicable diligence requirement is fulfilled during such thirty (30) day period.

ARTICLE 7. JOINT PROJECT COMMITTEE

7.1 Appointment of Coordinators. As soon as practicable after the Effective Date, Bukwang and Eisai shall each appoint an authorized representative (a “Coordinator”). Each such party shall provide notice to the other as to the identity of the individual so appointed. Each Coordinator shall be responsible for communications, other than legal notices, between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

7.2 Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of the same number of representatives from Eisai and Bukwang. The Joint Project Committee will consist of at least three (3) persons from each of Eisai and Bukwang, such persons having significant responsibility for the development and/or marketing of the Licensed Product. In the event that Bukwang establish Bukwang’s affiliate company in the USA for outside of Territory and Korea, a joint development committee for Korea, business Territory of Eisai and the rest of the world among Eisai, Bukwang and the future Bukwang’s affiliate company in the USA shall be organized. In this case, the Joint Project Committee will consist of at least two (2) persons from each party.

The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in person, but no less than semi-annually during the term of the Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of Joint Project Committee and other representatives of such Coordinator’s party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with participation in the Joint Project Committee.

7.3 Objective of the Joint Project Committee. The Primary objective of the Joint Project Committee will be to facilitate the expeditious Registration of a Licensed Product in the each territory by each party by, inter alia:

(a) facilitating the exchange of data and study results between the parties;

(b) providing a forum for protocol and development plan review; and

(c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts;

(d) coordinating the production of the Finished Product, Bulk Formulation and Bulk Drug Substance.

Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings; provided, however, that all final decisions relating to the development of Licensed Products in the Territory will be made by Eisai and all final decisions relating to the development of Licensed Products outside the Territory will be made by Bukwang.

7.4 Exchange of Study Results. Each party shall submit a report detailing the results of each non-clinical and clinical study which it performs to the other party within thirty (30) days after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with [BUKWANG REDACTED] progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover [BUKWANG REDACTED] and shall be due on or before [BUKWANG REDACTED]. Bukwang allows Eisai to cross-file in the business territory of the data filed in Korea with the KFDA (or FDA equivalent in other countries by Bukwang’s affiliate company) at no cost. Similarly, any data generated by Eisai will be given free to Bukwang for regulatory purposes.

7.5 Publications. Each party reserves the right to publish or publicly present the results of its own development activities in respect of the Licensed Products (the “Results”). The party proposing to publish or publicly present the Results (the “publishing party”) will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials and press releases to the other party (the “non-publishing party”) form comments at least thirty (30) days prior to submission for publication or oral presentation, except, in the case of press releases, where applicable law, in the reasonable opinion of the publishing party, requires such press release to be issued within time constraints which would make such review impractical. The non-publishing party shall notify the publishing party in writing within fifteen (15) days of receipt of such draft whether such draft contains Information (as hereinafter defined) of the non-publishing party which it considers to be confidential under the provisions of Article 13 hereof, or information that if published would have an adverse effect on a patent application for which non-publishing party has initial patent prosecution responsibility pursuant to Article 8 of this Agreement. In the latter case, the non-publishing party shall have the right to request a delay and the publishing party shall delay such publication for a period not exceeding sixty (60) days. In any such notification the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. The publishing party shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any Information disclosed by the non-publishing party to the publishing party without the non-publishing party’s prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this Section 7.5 with respect to any of their proposed publications.

ARTICLE 8. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE

8.1 Transfer by Bukwang. Within [BUKWANG REDACTED] following the Effective Date and as far as it has not previously done so, Bukwang shall supply Eisai with all Bukwang Know-How listed in Exhibit E attached hereto and by regulatory approval in Korea, but no later than the end of calendar year 2005, Bukwang shall supply Eisai with all Bukwang Know-How listed in Exhibit F attached hereto. With respect to any Bukwang Know-How developed by Bukwang during the term of this Agreement, such disclosure will be made at least on a quarterly basis or sooner, if practicable.

8.2 Technical Assistance. In order to obtain regulatory approval in China and other applicable countries in the Territory, and in general, Bukwang shall, upon request by Eisai, provide Eisai with reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Bukwang Know-How. Such assistance may include, but is not limited to, development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by Eisai of the Bukwang Know-How. In this regard, Bukwang agrees to make appropriate employees of Bukwang reasonably available to assist Eisai, and Bukwang agrees to provide reasonable numbers of appropriate Eisai personnel with access during normal business hours to the appropriate personnel and operations of Bukwang for such periods of time as may be reasonable in order to familiarize Eisai personnel with the Bukwang Know-How as applied by Bukwang. At Eisai’s reasonable request, such assistance shall be furnished at Eisai’s or its subcontractors’ or sublicensees’ facilities in the Territory, subject to a mutually agreed upon schedule. Such technical assistance shall include but not be limited to the following:

(i) Bukwang shall provide Eisai with access to any and all Drug Master File(s) or counterparts thereof in any countries of the Territory (“DMF”) of Bukwang relating to the manufacture of Bulk Drug Substance existing as of the Effective Date. (ii) Within [BUKWANG REDACTED] after the Effective Date, Bukwang shall provide Eisai with copies of all documentation in Bukwang’s possession, including all correspondence between Bukwang and its subcontractors, regarding the manufacture of the Bulk Drug Substance which would be necessary or useful to assist Eisai in the commercial production of Bulk Drug Substance or to support Registration of the Licensed Products. (iii) Bukwang shall provide Eisai with access to any and all communication with relative regulatory authorities in any countries of the Territory as of the Effective Date. (iv) Bukwang shall provide Eisai with testing data for other applicable regulatory authorities in the Territory. Testing shall include, but not limited to, long term stability test based on ASEAN ICH condition (30 Celcius±2Celsius/75%±5%RH for 3 years). However, the procedural details of such testing shall be discussed by Joint Project Committee.

8.3 Transfer by Eisai. With respect to any Eisai Know-How developed by Eisai during the term of this Agreement, Eisai shall supply Bukwang with such Eisai Know-How on at least a quarterly basis or sooner, if practicable.

8.4 Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

ARTICLE 9. SUPPLY OF BULK DRUG SUBSTANCE, BULK FORMULATION AND FINISHED PRODUCTS

9.1 Supply for Pre-clinical and Clinical Use. Bukwang shall supply with Eisai all Eisai’s requirements of the Bulk Drug Substance, Bulk Formulation, and/or Finished Product free of charge for pre-clinical and clinical studies in the Territory.

9.2 Supply for Commercial Use.

(a) Upon the request of Eisai, Bukwang shall supply with Eisai all Eisai’s requirements of the Bulk Drug Substance at Acquisition Cost or Manufacturing Cost.

(b) Upon the request of Eisai, Bukwang shall supply with Eisai all Eisai’s requirements of the Bulk Formulation and/or the Finished Product at Acquisition Cost or Manufacturing Cost in a given country or countries of the Territory until Eisai, its Affiliate and/or sublicensee commences formulation of Licensed Product in a such country.

9.3 Supply Agreement. Bukwang and Eisai shall execute a supply agreement for the Bulk Formulation, the Bulk Drug Substance and Finished Product in the Territory, which shall have articles concerning specifications, order and delivery including lead time, invoice and payment, inspection, claim and other necessary terms and conditions for the supply of the Bulk Formulation, the Bulk Drug Substance and/or Finished Product.

9.4 Specification. Bukwang shall manufacture the Bulk Formulation, the Bulk Drug Substance and the Finished Product in accordance with the Specifications attached here to as Exhibit G which may be amended from time to time during the term of this Agreement by the parties (“Specification”).

ARTICLE 10. SAFETY INFORMATION EXCHANGE

10.1 Adverse Effect. The parties shall establish and implement a procedure for the mutual exchange of adverse effects reports and safety information concerning the Licensed Product to compliance with applicable law and regulatory guidelines. The detail of the operating procedure shall be separately agreed by the parties.

ARTICLE 11. PATENT PROSECUTION

11.1 Title to inventions. Each party shall have and retain sole title in inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

11.2 Bukwang Patents.

(a) During the term of this Agreement ending [BUKWANG REDACTED] after the Effective Date, Bukwang shall file, prosecute and maintain all patent applications and patents included in the Bukwang Patents which Bukwang owns, if any, at its sole expense. At the end of such [BUKWANG REDACTED] period, Eisai shall assume responsibility for filing, prosecution and maintenance of the Bukwang Patents owned by Bukwang, if any, at Eisai’s expense in the Territory. Bukwang and its patent counsel will cooperate fully with Eisai and its patent counsel to effect an orderly transfer of such prosecution and maintenance responsibilities.

(b) With respect to any Bukwang Patents licensed to it pursuant to the Primary License Agreement in the Territory, Eisai shall have those rights relating to the prosecution and maintenance of such Bukwang Patents as are set forth in Article 7 of the Primary License Agreement.

(c) Except as otherwise expressly set forth in the first sentence of Subsection 11.2(a), Eisai agrees to reimburse the Primary Licensors or Bukwang, as applicable, for all external fees, costs and expenses incurred by them in filing, prosecuting and maintaining the Bukwang Patents in the Territory. Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of invoice. If Eisai fails to reimburse Bukwang or the Primary Licensors, as applicable, for any undisputed patent prosecution expenses respecting any patent application or issued patent included in the Bukwang

Patents within the time allowed therefor, upon at least thirty (30) days’ prior notice to Eisai, Bukwang or the Primary Licensors, as applicable, may remove such patent application or issued patent from the Bukwang Patents and Bukwang or the Primary Licensors shall be free, at its or their election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

(d) Eisai reserves the right to terminate its obligations pursuant to this Section 11.2 with respect to any patent application or patent included in the Bukwang Patents in any country or countries upon in the Territory at least [BUKWANG REDACTED] prior written notice to Bukwang and the Primary Licensors. After the date specified in such notice on which Eisai’s obligation to pay further expenses terminates, such patent application or patent, as the case may be, shall no longer be included in the Bukwang Patents in those countries in which Eisai has exercised its rights its rights to terminate such obligations.

11.3 Eisai Inventions. Eisai shall, in consultation with Bukwang, file such patent applications regarding any of the Eisai Patents owned or controlled by Eisai, and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties hereunder, giving due and reasonable consideration to Bukwang’s position, prosecute and maintain in force the resulting Eisai Patents, all at Eisai’s expense. Eisai shall enable Bukwang to directly contact and confer with Eisai’s patent counsel, at Bukwang’s expense, with respect to the prosecution of any patent applications constituting part of the Eisai Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Eisai Patents to include claims reasonably requested by Bukwang. The territorial scope of such filings shall be the subject of specific discussion between the parties. If for any reason Eisai declines to file a patent application or, having filed, declines to prosecute or maintain any of the Eisai Patents in any country, Bukwang may so file, prosecute or maintain in Eisai’s name and at Bukwang’s expense in such country, in which event, Eisai shall, at Bukwang’s request and expense, provide all reasonable assistance.

11.4 Joint Inventions. With respect to Joint Inventions: (a) all patent applications and patents with respect thereto shall be jointly owned by Bukwang and Eisai; (b) Eisai and its sublicensees and assignees shall be free to use such patent application and patents in the Territory and Bukwang and its licensees and assignees shall be free to use such patent applications and patents outside the Territory, in each event, without payment of royalty or accounting therefor; (c) each party agrees to consult with the other party and to give due and reasonable consideration to the other party’s position in determining the territorial scope of patent filings within the Territory (in the case of Eisai) and outside the Territory, and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (d) Eisai shall have the sole right and discretion to file any patent application and prosecute and maintain any resulting patent rights on Joint Inventions, in which event, Bukwang shall, at Eisai’s request, provide all reasonable assistance and shall promptly reimburse Eisai with [BUKWANG REDACTED] of the out-of-pocket expenses so incurred by Eisai.

11.5 Further Obligations.

(a) Except as otherwise provided in Article 12, each party’s responsibilities for patent prosecution activities pursuant to this Article 11 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party’s position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this Subsection 11.5(a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense.

(b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 11, each party undertakes to keep the other party throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other, upon reasonable request and at reasonable intervals with all correspondence with the United States, Japan, China and European patent office counterparts with respect to the United States, Japan, China and European patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 8 and 9, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patent in the Bukwang Patents, Eisai Patents or those relating to Joint Inventions, as applicable, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 11, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its [BUKWANG REDACTED] to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

ARTICLE 12. INFRINGEMENT

12.1 Third Party Infringement. If Eisai or Bukwang becomes aware of any activity that it believes represents a substantial or threatened infringement of a Valid Claim or patents relating to Joint inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement.

12.2 Eisai’s Rights Against Third Party Infringers. Except to the extent otherwise provided in paragraph 11.1 of the Primary License Agreement in respect of those Bukwang Patents licensed to Bukwang thereunder, Eisai shall have the first right to enforce or have enforced, at no expense to Bukwang, any Bukwang Patents or patent rights relating to Joint Inventions against infringement by third parties and shall be entitled to retain recovery from such enforcement as prescribed by this Section 12.2 in the Territory. Upon Eisai’s undertaking to pay all expenditures reasonably incurred by Bukwang, Bukwang shall reasonably cooperate in any such enforcement and, as necessary, join as a party therein. After first deducting its costs and expenses incurred in respect of enforcement (to the extent not otherwise awarded by settlement or a court), Eisai shall pay royalties (calculated per Section 3.3) on the balance of any monetary recovery. In the event that Eisai does not file suit against or commence settlement negotiations with a substantial infringer of the Bukwang Patents or patent rights relating to Joint Inventions within six (6) months after receipt of a written demand from Bukwang that Eisai bring suit, then the parties will consult with one another in an effort to determine whether a reasonably prudent licensee would institute litigation to enforce the patent in question in light of all relevant business and economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Eisai and Bukwang, the diversion of Eisai’s human and economic resources, the impact of any possible adverse outcome on Eisai and the effect any publicity might have on Eisai’s and Bukwang’s respective reputations and goodwill). If the parties cannot agree, the determination will be made by a mutually and reasonably acceptable third party consultant. If after such process, it is determined that a suit should be filed and Eisai does not file suit or commence settlement negotiations forthwith against the substantial infringer, then Bukwang shall have the right to enforce any patent licensed hereunder on behalf of itself and Eisai (with Bukwang retaining all recoveries from such enforcement).

12.3 Bukwang’s Rights Against Third Party Infringers. Bukwang shall have the first right to enforce or have enforced, at no expense to the Eisai, the Bukwang Trademark and Bukwang Patents, except the patents that Eisai have the first rights set forth in Section 12.2, against infringement by third parties and shall be entitled to retain recovery from such enforcement as prescribed by this Subsection 12.3 in the Territory. Upon Bukwang’s undertaking to pay all expenditures reasonably incurred by Eisai, Eisai shall reasonably cooperate in any such enforcement and, as necessary, join as a party therein. In the event that Bukwang does not file suit against or commence settlement negotiations with a substantial infringer of the Bukwang Patents or Bukwang Trademark within six (6) months after receipt of a written demand from Eisai that Bukwang bring suit, then the parties will consult with one another in an effort to determine whether a reasonably prudent licensee would institute litigation to enforce the patent in question in light of all relevant business and economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Bukwang and Eisai, the diversion of Bukwang’s human and economic resources, the impact of any possible adverse outcome on Bukwang and the effect any publicity might have on Bukwang’s and Eisai’s respective reputations and goodwill). If the parties cannot agree, the determination will be made by a mutually and reasonably acceptable third party consultant. If after such process, it is determined that a suit should be filed and Bukwang does not file suit or commence settlement negotiations forthwith against the substantial infringer, then Eisai shall have the right to enforce any patent licensed hereunder on behalf of itself and Bukwang (with Eisai retaining all recoveries from such enforcement).

ARTICLE 13. WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY; AND DISCLAIMERS

13.1 Warranties and Representations of Bukwang. Bukwang warrants and represents the following as of the date hereof:

(a) it possesses the necessary rights to enter into this Agreement;

(b) Exhibit A is a true, complete and accurate copy of the Primary License Agreement;

(c) Exhibit B is a complete list of all patents and patent applications included in the Bukwang Patents as of the Effective Date;

(d) it is not aware of any material facts which it has not disclosed to Eisai regarding the manufacture, use or sale of any Licensed Product or the practice of any inventions included in the Bukwang Patents or the use of the Bukwang Know-How by Eisai (except, potentially, details regarding the Bukwang Know-How to be provided under Article 8, including without limitation any material facts regarding the possibility that such manufacture, use, sale or practice might infringe any third party’s know-how, patent rights or other intellectual property in the Territory;

(e) it is aware of no third party using or infringing all or any of the Bukwang Patents in derogation of the rights granted pursuant to this Agreement;

(f) it is aware of no third party claim to any rights in the Bukwang Patents or the Bukwang Know-How;

(g) it is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Bukwang Patent; and

(h) the Primary License Agreement is in full force and effect and Bukwang will: (i) use its best efforts to fulfill all of its obligations under the Primary License Agreement, including, but not limited to any due diligence obligations outside the Territory set forth therein; (ii) take no action or fail to take any action which will cause it to be in breach of any provision of the Primary License Agreement.

13.2 Warranties and representations by Eisai. Eisai represents and warrants that it has or will obtain, at its Commercially Reasonable Effort, the skill and expertise in the technical areas relating to the Bukwang Patents and Bukwang Know-How to make or have made an evaluation of the capabilities, safety, utility and commercial application of the Bukwang Patent and the Bukwang Know-How.

13.3 Warranties and Representations of Each Party. Each party hereto warrants and represents to: (a) the other that it is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including, its grant to the other of the licensed described in Article 2; (b) to its knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) it shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder including, in the case of Eisai, those relating to the manufacture, processing, producing, use, sale, or distribution of Licensed Products; and that it shall not take any action which would cause it or the other party to violate such laws and regulations.

13.4 Disclaimer and Limitation of Warranties. Bukwang makes no warranty as to validity of the Bukwang Patents licensed hereunder and, except as expressly stated in Section 13.1, makes no representation whatsoever with regard to the scope of the Bukwang Patents or Bukwang Know-How, or that the Bukwang Patents or Bukwang Know-How may be exploited by Eisai or its Affiliates or sublicensees without infringing intellectual property rights of third parties. EXCEPT AS OTHERWISE SET FORTH IN SECTION 13.1 ABOVE, BUKWANG MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE BUKWANG PATENTS OR BUKWANG KNOW-HOW AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF BUKWANG PATENTS OR BUKWANG KNOW-HOW.

13.5 Limitation of Liability.

(a) Neither Bukwang nor the Primary Licensors shall be liable to Eisai or Eisai’s Affiliates, sublicensees or any of its or their customers for any special, incidental or consequential damages resulting from defects in the testing, labeling, manufacture or other application of the Licensed Products manufactured, tested or sold pursuant to this Agreement.

(b) Any Provision of this Agreement to the contrary notwithstanding, Bukwang shall not be liable to Eisai, its Affiliates or sublicensees for any damage that any party may suffer as a result of any third party actions for patent infringement or for any other claims against Eisai, its Affiliates or sublicensees in connection with their use of Bukwang Patents or Bukwang Know-How; provided, however, that the foregoing limitation shall in no way affect or otherwise limit any remedies which Eisai or its Affiliates or sublicensees may have against Bukwang as a result of Bukwang’s breach of any of its warranties and representations set forth in Article 11 hereof.

13.6 Insurance. Without limiting Eisai’s indemnity obligations under Article 14, Eisai shall maintain throughout the term of this Agreement, and shall use its [BUKWANG REDACTED] to maintain for a reasonable period of time thereafter, a commercial, general liability insurance policy, written by a reputable insurance company which:

(a) insures Indemnitees for all claims, damages, and actions mentioned in Section 14.1 of this Agreement;

(b) includes a contractual endorsement providing coverage for all liability arising out of bodily injury and property damage.

ARTICLE 14. INDEMNIFICATION

14.1 Eisai’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 14.3, Eisai shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and reasonable attorneys’ fees (collectively, the “Liabilities”) which Indemnitees may suffer, pay, or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by manufacture, testing, design, use, sale, or labeling of any Licensed Products or the practice of the Bukwang Patents or Bukwang Know-How by Eisai or Eisai’s Affiliates or sublicensees, excluding any Liabilities arising as a result of Bukwang’s or, if applicable, its subcontractor’s negligence, intentional misconduct or breach of contract in supplying Bulk drug Substance, Bulk Formulation and Finished Product; and (b) any breach by Eisai of its representations, warranties and covenants contained in this Agreement. Eisai’s obligations under this Article shall survive the expiration or termination of this Agreement for any reason.

14.2 Bukwang’s Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 14.3, Bukwang shall defend, indemnify and hold the Indemnitees harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any breach by Bukwang of any of its representations, warranties and covenants set forth in this Agreement; and (b) any claims or suits asserted or commenced by the Primary Licensors regarding any royalty payments made by Eisai to Bukwang pursuant to Subsection 5.1(b) of this Agreement. Bukwang’s obligations under this Article shall survive expiration or termination of this Agreement for any reason.

14.3 Indemnification Procedures. Any Indemnitee which intends to claims indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the “Indemnitor”) in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the lndemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitee without the prior written consent of the Indemnitor and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

ARTICLE 15. CONFIDENTIALITY

15.1 Treatment of Confidential Information. Except as otherwise provided hereunder, during the term of this Agreement and for a period of [BUKWANG REDACTED] thereafter:

(a) Eisai and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written or oral confidential information and data supplied by or on behalf of Bukwang under this Agreement and the Restricted Disclosure and Testing Agreement, dated September 19th, 2003 and September 24th, 2004, between Bukwang and Eisai (the “Confidentiality Agreement” and “Material Transfer Agreement”); and

(b) Bukwang shall retain in confidence and use only for purposes of this Agreement any written and oral confidential information and data supplied by or on behalf of Eisai to Bukwang under this Agreement.

For Purposes of this Agreement, all such confidential information and data which a party is obligated to retain in confidence shall be called “Information.”

15.2 Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree in writing:

(a) to keep the Information confidential for a period of at least [BUKWANG REDACTED] from the date of disclosure by such party to the same extent as such party is required to keep the Information confidential; and

(b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, of authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required.

15.3 Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that

(a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 15 the “receiving party”) or its Affiliates or sublicensees in contravention of this Agreement; or

(b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

(c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

(d) result form research and development by the receiving party or its Affiliates or sublicensees, independent of disclosure from the other party to this Agreement; or

(e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

(f) Eisai and Bukwang agree in writing may be disclosed.

ARTICLE 16. TERM AND TERMINATION

16.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect on a country-by-country basis until the expiration of the Term of this Agreement.

16.2 Termination by Default.

(a) If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, including the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not have been initiated to remedy the same, within [BUKWANG REDACTED] after receipt by the defaulting party of a written notice thereof from the non-defaulting party.

(b) In the event that: (i) any proceeding is commenced by or against a party seeking relief under any bankruptcy, insolvency or similar law and if such proceeding is involuntary, it remains undismissed for [BUKWANG REDACTED] or a party, by action or answer, approves of, consents to or acquiesces in such proceeding or admits the material allegations of or defaults in answering a petition filed in such proceeding; or (ii) a receiver, liquidator, assignee, custodian or trustee (or similar official) is appointed for a party in respect of any substantial part of its assets of for purposes of the winding-up or liquidation of its business and such appointment remains unstayed and in effect for a period of [BUKWANG REDACTED]; or (iii) a party makes an assignment for the benefit of creditors; then, in any such event, such party shall be deemed in default for purposes of this Section 16.2.

16.3 Termination by Eisai without any cause. Eisai shall have the right to terminate this Agreement in the Territory or one or more countries of the Territory without any cause (without affecting this Agreement in the remaining countries of the Territory), by giving Bukwang sixty (60) days’ prior written notice thereof.

16.4 Termination by Eisai for reason of the drug-drug interaction study. In the event that Eisai finds any negative results from the drug-drug interaction study of the Compound, Eisai shall have the right to terminate this Agreement forthwith with its notice to Bukwang, to ether with the study report.

16.5 Obligation Upon Termination. If this Agreement is terminated as a result of Eisai’s breach pursuant to Section 16.2, or is terminated in whole or in party by Bukwang in accordance with Section 6.3 or by Eisai in accordance with Section 16.3, then: (a) in the case of termination in the entire Territory; Eisai shall use, and shall cause its Affiliates and sublicensees to use, its and their [BUKWANG REDACTED] to return, or at Bukwang’s direction, destroy all data, writing and other documents and tangible materials supplied to Eisai by Bukwang properly organized and to provide Bukwang with reasonable transition assistance, and upon Bukwang’s request, Eisai shall sell any Licensed Product in its possession to Bukwang at Eisai’s Acquisition Cost or Manufacturing Cost therefor, as applicable; and (b) with respect to those countries with respect to which termination occurs, Eisai shall provide Bukwang with full and complete copies of all toxicity, efficacy, and other data generated by Eisai or Eisai’s Affiliates, and sublicensees, in the course of Eisai’s efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including but not limited to any regulatory filings with any government agency in such counties. Bukwang shall be authorized to cross-reference any such regulatory filings made by Eisai, its Affiliates and sublicensees in the countries in which termination occurs where permitted by law. Bukwang shall be entitled to provide information pertaining to the Eisai Patents, Eisai Know-How and Joint Know-How to any third party with a bona fide interest in licensing such technology in the countries in which termination occurs. Such data shall be provided on a confidential basis; provided, however, that if such third party concludes a license with Bukwang, such third party shall be free to use such data for all purposes, including to obtain government approvals to sell any product containing any Compound in such countries.

16.6 Effect of Termination. In the event of any expiration or termination pursuant to this Article 16, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

(a) Bukwang will have the right to receive all payments accrued prior to the effective date of termination;

(b) termination or expiration of this Agreement for any reason shall have no effect on the parties’ obligations under Articles 12, 114 and 15 or their respective rights in Joint Know-How set forth in Section 1.18;

(c) upon expiration of Eisai’s royalty obligations under this Agreement in a given country, Eisai shall have a perpetual, fully paid-up, non-exclusive license to use the Bukwang Know-How in such country;

(d) termination of this Agreement by Bukwang pursuant to Section 6.3 or 16.2 or by Eisai pursuant to Section 16.3, shall have no effect on the rights and obligations of the parties under Section 16.5; and

(e) the parties shall retain any other remedies for breach of this Agreement they may otherwise have.

16.7 Default by Eisai’s Affiliates and Sublicensees. For purposes of this Article 16, any breach or default of the provisions of this Agreement by Eisai’s Affiliates or sublicensees shall be deemed to be breach of this Agreement by Eisai, and Eisai shall be liable to Bukwang for such breach or default to the same extent as if such breach or default had been made directly by Eisai.

ARTICLE 17. ASSIGNMENT

17.1 Assignment by Either Party. Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement.

ARTICLE 18. REGISTRATION OF LICENSE

18.1 Registration by Eisai. Eisai, at its expense, may register the license granted under this Agreement in any country of the Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by Eisai, Bukwang agrees promptly to execute any “short form” licenses submitted to it by Eisai reasonably necessary in order to effect the foregoing registration in such country.

ARTICLE 19. DISPUTE RESOLUTION AND ARBITRATION

19.1 Initial Resolution. In the case of any disputes between the parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the parties fail to each agreement within thirty (30) days, then the President of Bukwang and the Chief Executive Officer or Chief Operating Officer of Eisai shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith discussions not to exceed thirty (30) days, to reach an amicable agreement then the parties shall submit to binding arbitration pursuant to Section 19.2 (“Arbitration”). The date of submission of the matter to substrate shall be the “Dispute Date”.

19.2 Arbitration. The following provisions shall govern any arbitration pursuant to this Agreement.

(a) Arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern. The Arbitration shall be conducted in [BUKWANG REDACTED].

(b) The Arbitration shall be heard by a panel of three arbitrators (each an “Arbitrator”). Eisai and Bukwang shall each select one Arbitrator. Such Arbitrators shall be attorneys, licensed to practice law in the State of Georgia, actively engaged in the full-time practice of law for a period of no less than seven (7) years. Such Arbitrators shall not be affiliated, directly or indirectly, with the parties or the attorneys representing the parties in the Arbitration and shall not have any prior involvement in the matter. In the event that either party fails within fifteen (15) days after the Dispute Date (i) to select an Arbitrator who, to its knowledge, meets the requirements set forth in this subsection (b) and (ii) to notify the other party of the selection, the other party will then have the right to select such Arbitrator. The third Arbitrator shall be selected by mutual agreement of the parties from a list of neutral arbitrators compiled by the American Arbitration Association for the parties. Such Arbitrator shall be an attorney, licensed to practice law in the State of Georgia, actively engaged in the full time practice of law for a period of no less than ten (10) years. The third Arbitrator shall not have any prior or current relationship, direct or indirect, with any party to this Agreement. If the parties to the Arbitration are unable to agree upon the third Arbitrator within fifteen (15) days from the Dispute Date, the appointment of the third Arbitrator shall be made as expeditiously as possible and in compliance with this Section 19.2 by the two Arbitrators selected by the parties. If those Arbitrators cannot agree on the third Arbitrator within ten (10) days, then the third Arbitrator shall be designated by the American Arbitration Association or the appropriate designated representative thereof upon the written request of any party with simultaneous notice of such request to the other party to the Arbitration. The third Arbitrator shall preside over the panel of Arbitrators and the Arbitration.

(c) The Arbitrators shall apply the substantive laws of the [BUKWANG REDACTED] to the validity, construction and interpretation of this Agreement as is applicable to contracts made wholly performable within the state.

(d) The Arbitration shall be resolved no later than sixty (60) days from the date of acceptance by the third Arbitrator of his or her appointment unless otherwise agreed to by the parties to the Arbitration.

(e) Each party shall bear the expenses and costs of the Arbitrator selected by party. The third Arbitrator shall be compensated for services rendered at the prevailing hourly rate of compensation and reimbursed for any expenses incurred in connection with rendering such services. The non-prevailing party shall bear the costs and expenses of compensation and reimbursement for the third Arbitrator.

(f) The decision of the Arbitrators shall be rendered in writing and shall be final and binding and may be enforced at the request of either party to the Arbitration in the United States District Court for the Northern District of Georgia or any court of the State Georgia having competent jurisdiction. Such decision may not be appealed except upon a claim of bad faith or fraud by the Arbitrators.

(g) This Article 19 shall not apply to issues relating to the validity, construction or effect of the Bukwang Patents and Eisai Patents. Matters, controversies or disputes concerning the Bukwang Patents and Eisai Patents shall be resolved in any court having jurisdiction thereof or in any other manner mutually agreed to by the parties.

ARTICLE 20. GENERAL PROVISIONS

20.1 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

20.2 Patent Marking. Licensed Products manufactured or sold in the Territory shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations. If Bukwang believes that a Licensed Product should be marked with the number of a Bukwang Patent, Bukwang shall provide written notice to Eisai which identifies the patent number and the Licensed Product on which it should appear. It shall also be Bukwang’s responsibility to inform Eisai in writing when marking with a Bukwang Patentnumber should be discontinued. To the extent that Eisai complies with Bukwang’s instructions, Bukwang shall indemnify and hold Eisai harmless for any liability, claim or action for false patent marking or non-marking.

20.3 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon.

20.4 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the [BUKWANG REDACTED], me exclusive of its conflicts of laws principles.

20.5 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Bukwang and Eisai with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein provided or except by another agreement in writing executed by the parties hereto. Upon the Effective Date, the Confidentiality Agreement shall terminate.

20.6 Interpretation. Except (a) as otherwise provided in the Primary License Agreement and (b) for any amendment to the Primary License Agreement to the extent such amendment would adversely affect the rights and obligations of Eisai hereunder (unless Eisai has given prior written consent thereto in writing), in the event of any conflict between the terms hereof and the terms of the Primary License Agreement, the terms of the Primary License Agreement shall control.

20.7 Waiver. No provision of this Agreement may be waived except by a writing signed by the party entitled to the benefit thereof, and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

20.8 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

20.9 Force Majeure.

(a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required (“Force Majeure”).

(b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

(c) If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

20.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.11 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of party giving the notice, registered or certified postage prepaid or with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

To Bukwang:	Bukwang Pharm. Co., Ltd
398-1 Daebang-Dong-Dongjak-Ku
Seoul 156-811
Korea
Attn: K. H. Kim
Director of Product Development
& Regulatory Affairs
Tel: 82 2 828 8061
Fax: 82 8 816 2792
E-mail: khkim@bukwang.co.kr

With a copy to:	Boh-Young Hwang, Esq.
Bae, Kim & Lee
Hankook Tire Bldg.,
647-15 Yoksam-dong, Gangnam-gu,
Seoul 135-723, Korea
Tel.: 82-2-3404-0135
Fax.: 82-2-3404-0004
E-mail: byh@BKL.co.kr

To Eisai:	Eisai Co., Ltd.
6-10, Koishikawa 4 chome
Bunkyo-ku, Tokyo JAPAN 112-8088.
Attn: Hideki Hayashi
Senior Director
Corporate Business Development
Eisai Co., Ltd.
Tel.: 81-3-3817-5150
Fax.: 81-3-3811-1459
E-mail:h2-hayashi@hhc.eisai.co.jp

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by facsimile or e-mail, provided that the party giving such notice obtains facsimile or e-mail that such notice has been received acknowledgment by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted. Any provision of this Section 20.11 to the contrary notwithstanding, any notice to Bukwang shall be effective if given as to Bukwang prescribed above by Eisai, Despite any failure to deliver copies as prescribed above.

IN WITNESS WHEREOF, Bukwang and Eisai have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

BUKWANG PHARM. CO., LTD.

By:	/s/ Sung-Koo Lee
Name: Sung-Koo Lee
Title: President & CEO

EISAI CO., LTD.

By:	/s/ Makoto Shiina
Name: Makoto Shiina
Title: Senior Vice President
Corporate Business Development

Exhibit A: Primary License Agreement and Amendments

AGREEMENT & AMENDMENTS	DATE
Primary License Agreement with Primary Licensors	December 28, 1995
Amendment	September 1, 1997
Amendment	December 1, 1997
Amendment	February 27, 1998
Amendment	July 15, 2001

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Exhibit B: Bukwang Patents

B-1. [***]

Inventors: [***]

Applicant: [***]

Docket Name	Country	Serial No.	Filing Date	Patent No.

[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

B-2. [***]

Inventor: [***]

Applicant: [***]

Docket Name	Country	Serial No.	File Date	Patent No.
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

B-3. [***]

Inventor: [***]

Applicant: [***]

Docket Name	Country	Matter No.	Serial No.	File Date	Patent No.
[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Exhibit C: Eisai Affiliates

As defined in Section 1.2 of this Agreement:

Country	Affiliates	Principal Place of Business

China	Eisai China Inc.	20th Floor, Plaza 66, 1266, Nanjing Xi Road, Shanghai City, 200040 China Tel.: 86-21-6288-3118 Fax.: 86-21-6288-3198

India	Eisai Pharmaceuticals India Private Limited	Krishanlal Marwah Marg, Andheri (E), Mumbai 400072, India

Indonesia	P.T. Eisai Indonesia	Ratu Plaza Office Tower, 11th Floor J1. Jend. Sudirman 9, Jakarta 10270, Indonesia Tel.: 62-21-571-3304 Fax.: 62-21-571-3305

Malaysia	Eisai (Malaysia) Sdn. Bhd.	74, Jalan University, 46200 Petaling Jaya, Selangor, Malaysia Tel.: 60-3-79576964 Fax.: 60-3-79579211

Philippines	Hi-Eisai Pharmaceutical, Inc.	20th Floor, Multinational Bancorporation Centre 6805 Ayala Avenue, 1200 Makati City, Philippines Tel: 63-2-887-1047 Fax.: 63-2-887-5172

Singapore	Eisai Asia regional Services Pte. Ltd.	152 Beach Road, No.11-04 Gateway East, Singapore 189721 Tel.: 65-6296-6977 Fax.: 62-6292-2185

Taiwan	Eisai Taiwan Inc.	9th Floor, No.18, Chang An E. Road, Sec. 1, Taipei, Taiwan Tel.: 886-2-2-563-2802 Fax.: 886-2-2-531-0063

Taiwan	Wei-zai Co., Ltd.	9th Floor, No.18, Chang An E. Road, Sec. 1, Taipei, Taiwan Tel.: 886-2-2-523-3668 Fax.: 886-2-2-567-3418

Thailand	Eisai (Thailand) Marketing Co., Ltd.	6th fl., Diethelm Tower A, 93/1 Wireless Road, Bangkok 10330, Thailand Tel: 66-2-256-6296 Fax.: 66-2-256-6299

Vietnam	Eisai Vietnam Representative Office	35 Nguyuen Hue Street, 6th Floor, Unit 601, District 1, Ho Chi Minh City, Vietnam Tel.: 84-8-917-1753 Fax.: 84-8-914-1752

Exhibit D: The 303 study of the Product

Results of the 303 Study which include intermittent result (24 weeks) and final (48 weeks) results.

Such results shall be disclosed (i) as soon as it becomes available; or (ii) immediately upon completion of each Study at 24 weeks and 48 weeks.

Bukwang shall make all data and information regarding the 303 Study available to Eisai at Bukwang’s facilities during the thirty(30)- day period set forth in Section 3.2.

Exhibit E: Bukwang Know-How List of Requirements to achieve registration in China

1.	General data

1. Drug substance name and its related documents

2. Origin and history of discovery and its evidence

3. Summary of research data

4. Draft of Package Insert and its reference.

5. Packaging

2.	Pharmaceutical research data

6. Summary of pharmaceutical research data

7. Composition, manufacturing method of active ingredients and finished product.

8. Chemical structures and the evidence reference

9. Quality development (research) related data and its evidence reference

10. Specification and analytical method, submission of reference standard

11. Certificate of analysis (3 lots)

12. Specification and test methods of Excipients, Manufacturers name list, Supply & Sales agreement between with the manufacturers of excipients.

13. Specification and analytical methods of packaging materials, which directly contact with the medicine, including reasons for selecting those materials and safety information thereof.

3. Pharmacological and toxicology data

14. Summary of pharmacological and toxicology data

15. Pharmacokinetics data and reference

16. General pharmacological data and reference

17. Acute toxicity data and reference

18. Chronic toxicity data and reference

19. In case of combination product, the drug interaction data about efficacy, toxicity and Pharmacokinetics and reference.

20. Mutagenicity and reference

21. Reproductive and Developmental Toxicity and reference

22. ADME (Animal data) and reference

4. Clinical study data

23. Summary of Clinical study (including foreign country data) and reference

24. Protocol of clinical study

25. Description about investigational drug

26. Draft of consent form and certificate of ethic committee

27. Full report of clinical data

*	If there is any data which is not be completed, such data should be provided to Eisai upon completion thereof.

Exhibit F: Requirements for Application of Clinical Study in China

Required Information, Documents, and Material	Deadline By:

1. Additional Documents for Excipients:

1.1 Specification and analytical procedures of Excipients.

1.2 Source of Excipients (Manufacturers name list of Excipients)

1.3 Supply & Sales agreement between Bukwang and manufacturers.

Regulatory approval in Korea, but no later than the end of calendar year 2005 (in accordance with Section 8.1.)

2. Specification and analytical methods of primary packaging materials: Its selected rationale and safety information on this materials

3. Analytical Procedures Validation, Impurity related raw data: Documents of Analytical procedure validation may be required by regulatory authority in China.

4. Stability data under Chinese regulation: Accelerated test under 40Celsius±2Celcius/75%±5%. 6M is needed for China.

5. Pharmaceutical research data Stability data (Long term and accelerated test data)	June, 2008

6. Others Carcinogenic Toxicity and reference Free Sale Certificate	June, 2006

After entering into this Agreement, in consideration of appropriate regulatory authority in China and other country or countries in the Territory, Eisai and Bukwang shall, in good faith, strive to examine the necessity of following studies:

•	Local and general irritation study data and reference

•	Drug Dependence data and reference

•	Residual organic solvent data on Finished products

•	BSE related certificates

•	Impurity test on D-enantiomer(long term stability)

•	Other impurities data on Finished products/Drug Substance/Bulk capsules for packing the finished products

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Exhibit G: Specification

CLEVUDINE Capsules 30mg

(Finished products)

ANALYTICAL STANDARD SPECIFICATION

APPEARANCE	A white opaque size [***]1).

IDENTIFICATION

A- HPLC	The retention time of the major peak in the sample chromatogram corresponds to that in the reference chromatogram.

B- UV	The ultraviolet absorption spectrum of the sample preparation corresponds to that of the reference preparation.

CONTENT UNIFORMITY	Meets requirements (KP). Acceptance Value: Not more than [***].

DISSOLUTION	Not less than [***] of the labeled amount of [***] is dissolved in [***].

CHROMATOGRAPHIC PURITY2)

Impurity A	Not more than [***]

Impurity C	Not more than [***]

Other Impurities	Not more than [***] each

Total Impurities	Not more than [***] (Based on Clevudine assayed amount).

ASSAY(HPLC)	Not less than [***] and not more than [***], based on Clevudine labeled amount of [***].

Note	1) [***] inscription is not determined

2) Impurity A: [***]

Impurity C: [***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CLEVUDINE Capsules 10mg

(Finished products)

ANALYTICAL STANDARD SPECIFICATION

APPEARANCE	A white opaque size [***]1).

IDENTIFICATION

A- HPLC	The retention time of the major peak in the sample chromatogram corresponds to that in the reference chromatogram.

B- UV	The ultraviolet absorption spectrum of the sample preparation corresponds to that of the reference preparation.

CONTENT UNIFORMITY	Meets requirements (KP). Acceptance Value: Not more than [***]

DISSOLUTION	Not less than [***] of the labeled amount of [***] is dissolved in [***].

CHROMATOGRAPHIC PURITY2)

Impurity A	Not more than [***]

Impurity C	Not more than [***]

Other Impurities	Not more than [***] each

Total Impurities	Not more than [***] (Based on Clevudine assayed amount).

ASSAY(HPLC)	Not less than [***] and not more than [***], based on Clevudine labeled amount of [***].

Note	1) [***] inscription is not determined

2) Impurity A: [***]

Impurity C: [***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CLEVUDINE (Drug Substance)

ANALYTICAL STANDARD SPECIFICATION

Appearance	White [***]

IDENTIFICATION

A-IR	The infrared absorption spectrum of the sample exhibits maxima at the wave numbers as, and with similar relative intensities to, that of a reference standard, similarly obtained.

B-HPLC	The retention time of the major peak in the sample chromatogram corresponds to that in the reference chromatogram.

MELTING POINTS	[***] Celsius

SPECIFIC ROTATION	[***]

[a][20] D (c=0.23 ,MeOH)

WATER (Karl Fisher)	Not more than [***]

RESIDUE ON IGNITION	Not more than [***]

HEAVY METAL	Not more than [***]

RESIDUAL ORGANIC SOLVENT	[***]

ENANTIOMERIC PURITY (D-FMAU)	[***]

ASSAY(HPLC)	[***]

CHROMATOGRAPHIC PURITY 1)	Impurity A: [***]

Impurity C: [***] The others: [***]

Note	1) Impurity A: [***]

Impurity C: [***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CLEVUDINE Capsules 30mg

(Bulk capsules for packaging the finished products)

ANALYTICAL STANDARD SPECIFICATION

APPEARANCE	A white opaque size [***]1).

IDENTIFICATION

A- HPLC	The retention time of the major peak in the sample chromatogram corresponds to that in the reference chromatogram.

B- UV	The ultraviolet absorption spectrum of the sample preparation corresponds to that of the reference preparation.

CONTENT UNIFORMITY	Meets requirements (KP).

Acceptance Value: Not more than [***]

DISSOLUTION	Not less than [***] of the labeled amount of [***] is dissolved in [***].

CHROMATOGRAPHIC PURITY2)

Impurity A	Not more than [***]

Impurity C	Not more than [***]

Other Impurities	Not more than [***] each

Total Impurities	Not more than [***] (Based on Clevudine assayed amount).

ASSAY(HPLC)	Not less than [***] and not more than [***], based on Clevudine labeled amount of [***].

Note	1) [***] inscription is not determined

2) Impurity A: [***]

Impurity C: [***]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CLEVUDINE Capsules 10mg

(Bulk capsules for packaging the finished products)

ANALYTICAL STANDARD SPECIFICATION

APPEARANCE	A white opaque size [***]1).
IDENTIFICATION

A- HPLC	The retention time of the major peak in the sample chromatogram corresponds to that in the reference chromatogram.

B- UV	The ultraviolet absorption spectrum of the sample preparation corresponds to that of the reference preparation.

CONTENT UNIFORMITY	Meets requirements (KP).

Acceptance Value: Not more than [***]

DISSOLUTION	Not less than [***] of the labeled amount of [***] is dissolved in [***].

CHROMATOGRAPHIC PURITY2)

Impurity A	Not more than [***]

Impurity C	Not more than [***]

Other Impurities	Not more than [***] each

Total Impurities	Not more than [***] (Based on Clevudine assayed amount).

ASSAY(HPLC)	Not less than [***] and not more than [***], based on Clevudine labeled amount of [***].

Note	1) [***] inscription is not determined

2) Impurity A: [***]

Impurity C: [***]

FIRST AMENDMENT TO THE

LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”), is made and entered into as of this June 16, 2005, by and between BUKWANG PHARM. CO., LTD., with its principal offices at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (hereinafter referred to as “Bukwang”), and EISAI CO., LTD., with principal offices located at 6-10, Koishikawa 4 chome, Bunkyo-ku, Tokyo, Japan 112-8088 (hereinafter referred to as “Eisai”).

WHEREAS, Bukwang and Eisai entered into the License Agreement dated October 28, 2004 (the “License Agreement”);

WHEREAS, Eisai and Bukwang desire to amend the License Agreement.

NOW, THEREFORE, in consideration of the promises and the covenants herein contained, the parties agree as follows:

1.	Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the License Agreement.

2.	Section 7.4 of the License Agreement shall be amended in its entirety as follows:

Exchange of Study Results. Each party shall submit a report detailing the results of each non-clinical and clinical study which it performs to the other party within thirty (30) days after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with semi-annual progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover the semi-annual periods ending each June 30 and December 31 and shall be due on or before July 20 and January 20 of each year, respectively.

Each party shall permit the other party and any sublicensee of the other party to the License Agreement, access to and grant such other party and sublicensee of the other party the right to reference and use solely for purposes of the License Agreement, all data, regulatory filings and regulatory communications associated with any submissions for regulatory approval or other issues associated with any Licensed Product possessed by the party including respective sublicensees. To the extent that any such data, regulatory filings or regulatory communications are held by a third party, one party shall arrange direct access to the portions of such data, regulatory filings or regulatory communications for the other party.

3.	Except as amended by this Amendment, the License Agreement shall remain unchanged and continue in full force and effect.

4.	This Amendment and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the state of Georgia, exclusive of its conflicts of laws principles.

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

5.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.	The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties under the Agreements, nor constitute a waiver of an provision of the Agreements.

[Signature Page Follows]

IN WITNESS WHEREOF, Bukwang and Eisai have caused this Amendment to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

BUKWANG PHARM. CO., LTD.

By:	/s/ Sung-Koo Lee
Name:	Sung-Koo Lee
Title:	President & CEO

EISAI CO., LTD.

By:	/s/ Makoto Shiina
Name:	Makoto Shiina
Title:	Senior Vice President
Corporate Business Development

EXHIBIT H

LIST OF ALL REGULATORY FILINGS AND APPROVALS IN THE TERRITORY

[Logo] GILEAD

Advancing Therapeutics

Improving Lives.

June 17, 2005

Food and Drug Administration

Center for Drug Evaluation and Research

Division of Antiviral Drug Products (HFD-530)

Attention: Ms. Marsha Holloman

9201 Corporate Boulevard

1st Floor Document Room

Rockville, MD 20850

Subject:	IND 63,775 (Serial No. 063) Clevudine (L-FMAU) Capsules
General Correspondence: Transfer of Ownership of IND

Dear Ms. Holloman:

The purpose of this communication is to inform you of the transfer of ownership of IND 63,775 for clevudine from Gilead Sciences (Gilead) to Bukwang Pharma. Co., Ltd (Bukwang). Bukwang is represented in the US by Quintiles, Inc. (Quintiles). The transfer of the IND will be effective as of June 20, 2005.

There are currently no studies being conducted under IND 63,775 and all outstanding clinical and nonclinical study reports have been previously submitted to the Agency. An IND annual report for IND 63,775 (reporting period: January 13, 2004 through January 20, 2005) was submitted to the Agency on March 17, 2005 (Serial No. 061).

Contact information for IND 63, 775 for both Bukwang and Quintiles is noted below:

Mr. Sung-Koo Lee, President Bukwang Pharm. Co. Ltd. 398-1, Daebang-dong Dongjak-gu, Yeoeuido PO Box 572, Seoul, Korea Phone Number: +82 2 828 8114 Fax : +82 2 828 8222 Email: sklee@bukwang.co.kr

Faraneh Attarchi, Ph.D., RAC

Director, Regulatory and Technical Services

Quintiles, Inc.

PO Box 9708

Kansas City, MO 64134-0708

Phone Number: 816-767-6483

Fax Number: 816-767-7375

E-mail: faraneh.attarchi@quintiles.com

Please contact me at 919/294 7534 or via facsimile at 919/294-7236 if you have any questions or need additional information. You may also contact Martine Kraus, Ph.D., Director, Regulatory Affairs, at 650/522-5722 or via facsimile at 650/522-5489.

Sincerely,

Nikki McMillan
Manager, Regulatory Affairs

Enclosures:	1 Original, 2 IND copies, 1 desk copy for M. Holloman

Gilead Sciences. Inc 333 Lakeside Drive Foster City, CA 94404 USA
phone 650 574 3000 facsimile 650 578 9264	www.gilead.com

1

DEPARTMENT OF HEALTH AND HUMAN SERVICES PUBLIC HEALTH SERVICE FOOD AND DRUG ADMINISTRATION INVESTIGATIONAL NEW DRUG APPLICATION (IND) (TITLE 21, CODE OF FEDERAL REGULATIONS (CFR) PART 312)

Form Approved: OMB No. 0910-0014.

Expiration Date: January 31, 2006

See OMB Statement on Reverse.

NOTE: No drug may be shipped or clinical investigation begun until an IND for that investigation is in effect (21 CFR 312.40).

1. NAME OF SPONSER Gilead Sciences, Inc.	2. DATE OF SUBMISSION June 17, 2005

3. ADDRESS (Number, Street, City, State and Zip Code) 333 Lakeside Drive Foster City, CA 94404	4. TELEPHONE NUMBER (Include Area Code) 650-574-3000

5. NAME(S) OF DRUG (Include all available names: Trade, Generic, Chemical, Code) Clevudine, L-FMAU	6. IND NUMBER (If previously assigned) 63,775

7. INDICATION(S) (Covered by this submission) Treatment of HBV Infection

8. PHASE(S) OF CLINICAL INVESTIGATION TO BE CONDUCTED:

☐ PHASE 1 ☒ PHASE 2 ☐ PHASE 3 ☐ OTHER _________________ (Specify)

9.      LIST NUMBERS OF ALL INVESTIGATIONAL NEW DRUG APPLICATIONS (21 CFR Part 312), NEW DRUG OR ANTIBIOTIC APPLICATIONS (21 CFR Part 314), DRUG MASTER FILES (21 CFR Part 314.420), AND PRODUCT LICENSE APPLICATIONS (21 CFR Part 601) REFERRED TO IN THIS APPLICATION.

10.    IND submission should be consecutively numbered. The initial IND should be numbered: “Serial number: 000.” The next submission (e.g., amendment, report, or correspondence) should be numbered “Serial Number: 001.” Subsequent submissions should be numbered consecutively in the order in which they are submitted.

SERIAL NUMBER 0 6 3

11. THIS SUBMISSION CONTAINS THE FOLLOWING: (Check all that apply) ❑ INITIAL INVESTIGATIONAL NEW DRUG APPLICATION (IND)	❑ RESPONSE TO CLINICAL HOLD

PROTOCOL AMENDMENT(S):	INFORMATION AMENDMENT(S):	IND SAFETY REPORT(S):

☐ NEW PROTOCOL ☐ CHANGE IN PROTOCOL ☐ NEW INVESTIGATOR	☐ CHEMISTRY/MICROBIOLOGY ☐ PHARMACOLOGY/TOXIOCOLOGY ☒ CLINICAL	☐ INITIAL WRITTEN REPORT ☐ FOLLOW-UP TO A WRITTEN REPORT

☐ RESPONSE TO FDA REQUEST FOR INFORMATION ☐ ANNUAL REPORT		☐ GENERAL CORRESPONDENCE

☐ REQUEST FOR REINSTATEMENT OF IND THAT IS WITHDRAWN, ☒ OTHER Transfer of IND INACTIVATED, TERMINATED OR DISCONTINUED (Specify)

CHECK ONLY IF APPLICABLE

JUSTIFICATION STATEMENT MUST BE SUBMITTED WITH APPLICATION FOR ANY CHECKED BELOW. REFER TO CITED CFR SECTION FOR FURTHER INFORMATION.

☐ TREATMENT IND 21 CFR 312.35(b)	☐ TREATMENT PROTOCOL 21 CFR 312.35(a)	☐ CHARGE REQUEST/ NOTIFICATION 21 CFR 312.7(d)

FOR FDA USE ONLY
CDR/DBIND/DGD RECEIPT STAMP	DDR RECEIPT STAMP	DIVISION ASSIGNMENT:

IND NUMBER ASSIGNED:

FORM FDA 1571 (1/03)	PREVIOUS EDITION IS OBSOLETE.	PAGE 1 OF 2

2

12.	CONTENTS OF APPLICATION This application contains the following items: (Check all that apply)

☒	1. Form FDA 1571 [21 CFR 312.23(a)(1)]

☐	2. Table of Contents [21 CFR 312.23(a)(2)]

☐	3. Introductory statement [21 CFR 312.23(a)(3)]

☐	4. General Investigational plan [21 CFR 312.23(a)(3)]

☐	5. Investigator’s brochure [21 CFR 312.23(a)(5)]

☐	6. Protocol(s) [21 CFR 312.23(a)(6)]

☐ a. Study protocol(s) [21 CFR 312.23(a)(6)]

☐ b. Investigator data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572

☐ c. Facilities data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572

☐ d. Institutional Review Board data [21 CFR 312.23(a)(6)(iii)(b)] or completed Form(s) FDA 1572

☐	7. Chemistry, manufacturing, and control data [21 CFR 312.23(a)(7)]

☐ Environmental assessment or claim for exclusion [21 CFR 312.23(a)(7)]

☐	8. Pharmacology and toxicology data [21 CFR 312.23(a)(8)]

☐	9. Previous human experience [21 CFR 312.23(a)(9)]

☐	10. Additional information [21 CFR 312.23(a)(10)]

13.

IS ANY PART OF THE CLINICAL STUDY TO BE CONDUCTED BY A CONTRACT RESEARCH ORGANIZATION    ☐  YES    ☐  NO

IF YES, WILL ANY SPONSOR OBLIGATIONS BE TRANSFERRED TO THE CONTRACT RESEARCH ORGANIZATION?    ☐  YES    ☐  NO

IF YES, ATTACH A STATEMENT CONTAINING THE NAME AND ADDRESS OF THE CONTRACT RESEARCH ORGANIZATION, IDENTIFICATION OF THE CLINICAL STUDY, AND A LISTING OF THE OBLIGATIONS TRANSFERRED. This statement will be provided in the next submission.

14.	NAME AND TITLE OF THE PERSON RESPONSIBLE FOR MONITORING THE CONDUCT AND PROGRESS OF THE CLINICAL INVESTIGATIONS Herve Mornmeja-Marin, M.D. Associate Director, Clinical Research

15.	NAME(S) AND TITLE(S) OF THE PERSON(S) RESPONSIBLE FOR REVIEW AND EVALUATION OF INFORMATION RELEVANT TO THE SAFETY OF THE DRUG Franck Rousseau, M.D. Vice President, Clinical Research

I agree not to begin clinical investigations until 30 days after FDA’s receipt of the IND unless I receive earlier notification by FDA that the studies may begin. I also agree not to begin or continue clinical investigations covered by the IND if those studies are placed on clinical hold. I agree that an Institutional Review Board (IRB) that complies with the requirements set fourth In 21 CFR Part 56 will be responsible for initial and continuing review and approval of each of the studies in the proposed clinical investigation. I agree to conduct the investigation in accordance with all other applicable regulatory requirements.

16.	NAME OF SPONSOR OR SPONSOR’S AUTHORIZED REPRESENTATIVE Nikki McMillan Manager, Regulatory Affairs	17. SIGNATURE OF SPONSOR OR SPONOR’S AUTHORIZED REPRESENTATIVE

18.	ADDRESS (Number, Street, City, State and Zip Code) 4611 University Dr., 4 University Place Durham, NC 27707	19. TELEPHONE NUMBER (include Area Code) 919/294-7534	20. DATE June 17, 2005

(WARNING: A willfully false statement is a criminal offense. U.S.C. Title 1B, Sec. 1001.)

Public reporting burden for this collection of information is estimated to average 100 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to:

Food and Drug Administration CBER (HEM-99) 1401 Rockville Pike Rockville, MD 20852-1448	Food and Drug Administration CDER (HFD-94) 12229 Wilkins Avenue Rockville, MD 20852	“An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid OMB control number.”
Please DO NOT RETURN this application to this address.
FORM FDA 1571 (1/03)	PREVIOUS EDITION IS OBSOLETE	PAGE 2 OF 2

3

June 20, 2005

Debra Birnkrant, M.D.

Division of Antiviral Drug Products (HFD-530)

Center for Drug Evaluation and Research

Food and Drug Administration

1st Floor Document Room

9201 Corporate Boulevard

Rockville, MD 20850

Subject: IND 63,775	GENERAL CORRESPONDENCE:
Clevudine (L-FMAU) Capsules	Transfer of Regulatory Responsibilities

Serial No. 0064

Dear Dr. Birnkrant:

The purpose of this letter is to inform you that effective June 20, 2005, Quintiles, Inc., Kansas City, MO, assumes the responsibility from Bukwang Pharma. Co., Ltd (Bukwang), as the U.S. Agent and Authorized Representative for Clevudine (L-FMAU) capsule IND (ND # 63, 775). Previous to this transfer Gilead Sciences (Gilead) had the regulatory responsibilities for the above mentioned IND.

The duties to be performed by Quintiles are:

•	Verbal and written interaction with the FDA

•	Conduct of meeting with the FDA

•	Maintenance of the IND

The contact person at Quintiles is:

Faraneh Attarachi, Ph.D., RAC
Director, Regulatory Affairs and Technical Services
Quintiles, Inc.
Mail station F3-M3026
P.O. Box 9708
Kansas City, MO
64134-0708
Telephone:	(816) 767-6483
Fax:	(816) 767-7375

4

Bukwang Pharma Co. Ltd. IND 63,775	Pg. 2
Serial No. ####
June 15, 2005

If you have any questions regarding the above information, please do not hesitate to contact me at 301-272-3130.

Sincerely,

Louise Shibley
Vice President, Regulatory Affairs and Technical Services
Quintiles, Inc.
Rockville, MD

cc:	Ms. Marsha Holloman

5

EXHIBIT I

AMENDMENT TO THE PRIMARY LICENSE AGREEMENT

AMENDMENT NUMBER 5

to

LICENSE AGREEMENT

amongst

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.,

YALE UNIVERSITY and

BUKWANG PHARM. CO., LTD

THIS AMENDMENT NUMBER 5 (this “Amendment Number 5”), effective as of this 17th day of June, 2005 (the “Effective Date”), by and among the UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located at Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602-7411 (“UGARF”), YALE UNIVERSITY, located in New Haven, Connecticut (“YALE”), and BUKWANG PHARM, CO., LTD., a Korean corporation, with headquarters located at 398-1, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea (hereinafter referred to as “BUKWANG”).

WITNESSETH:

WHEREAS, UGARF, YALE and BUKWANG have entered into a License Agreement as of December 28, 1995, and Amendment Number 1 thereto dated September 1, 1997, Amendment Number 2 thereto dated December 1, 1997, Amendment Number 3 thereto dated February 27, 1998, and Amendment Number 4 thereto dated July 15, 2001 (collectively, the “License Agreement”);

WHEREAS, BUKWANG and EISAI CO. LTD., with principal offices located at 6-10, Koishikawa 4 chome, Bunkyo-ku, Tokyo, Japan 112-8088, (“EISAI”) have entered into a license agreement dated October 29, 2004 (the “Eisai Sublicense Agreement”), pursuant to which BUKWANG has granted EISAI an exclusive sublicense to the Bukwang Patents and Bukwang Know-How (each as defined in the Eisai Sublicense Agreement), in certain countries; and

WHEREAS, BUKWANG and PHARMASSET, INC., with principal offices located at 1860 Montreal Road, Tucker, Georgia 30084 (“PHARMASSET”) have entered into a license agreement dated as of even date herewith (the “Pharmasset Sublicense Agreement”), pursuant to which BUKWANG has granted PHARMASSET an exclusive sublicense to the Bukwang Patents and Bukwang Know-How (each as defined in the Pharmasset Sublicense Agreement), in certain countries; and

WHEREAS, PHARMASSET has requested that UGARF, YALE and BUKWANG execute this Amendment Number 5 in order to reconcile certain inconsistencies between the License Agreement and the Pharmasset Sublicense Agreement and to clarify certain terms of the Eisai Sublicense Agreement, and UGARF, YALE and BUKWANG are willing to do so.

1

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

1.	Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the License Agreement, except as otherwise explicitly set forth herein.

2.	LICENSOR hereby expressly approves BUKWANG’s entering into the Pharmasset Sublicense Agreement. Accordingly, Section 2.8 of Amendment Number 1 is hereby satisfied.

3.	LICENSOR confirms that the License Agreement is in full force and effect and LICENSOR is not aware of any breach thereof by any party thereto.

4.	Section 1.1 of the License Agreement shall be amended in its entirety as follows:

“Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

5.	Section 1.13 of the License Agreement shall be amended in its entirety as follows:

“Net Selling Price” of Licensed Products shall mean the gross sales price billed by BUKWANG, its Affiliates or sublicensees to independent customers less (to the extent actually paid, given or allowed, as appropriate, without duplication and in direct connection to the sales of Licensed Product): (a) normal and customary trade, quantity and cash discounts, all rebates (including those paid to third party payors), price reductions, reimbursements, credits or chargebacks, including any credits, volume rebates, charge-back and prime vendor rebates, or reimbursements granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations; (b) sales, value added, use, or other similar taxes, and tariffs, custom duty, excise or other duty and any other official governmental charges; (c) transportation, freight, insurance and handling charges; (d) adjustments, allowances or credits (calculated on a per unit basis) to customers, including on account of price adjustments, official governmental requirements, billing errors, rejection, damage, recalls, or returns (including allowances actually given for spoiled damaged, out-dated, rejected, returned Licensed Product sold, withdrawals and recalls) of such Licensed Product; and (e) rebates or like payments paid in connection with sales of Licensed Products to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid, P.P.R.S., or similar programs or to social or welfare systems, all determined in accordance with U.S. GAAP. For purposes hereof, a sale shall be deemed to occur when a Licensed Product is billed.

2

In the event that BUKWANG or its Affiliates or sublicensees transfer, exchange or otherwise dispose of any Licensed Products to a third party whether by gift, other than gifts for humanitarian purposes, or for non-monetary consideration (e.g., barter or exchange), such transfer, exchange or other disposition shall be considered a Sale for accounting and royalty purposes in the royalty period in which such Sale occurs. The Net Selling Price for any such transfer, exchange or other disposition shall be determined on a country-by-country basis and shall be the average price of “arm’s length” sales by BUKWANG or its Affiliates or sublicensees in such country during the royalty period in which such sale occurs or, if no such “arm’s length” sales occurred in such country during such royalty period, during the last royalty period in which such “arm’s length” sales occurred. If no “arm’s length” sales have occurred in a particular country, the Net Selling Price for any such transfer, exchange or other disposition in such country, shall be the average price of “arm’s length” sales in all countries in the particular territory of BUKWANG or its Affiliates or sublicensees during such royalty period.

For purposes of determining the Net Selling Price of a Licensed Product that is sold as a Combination Product, the Net Selling Price of any such Combination Product shall be determined in any accounting period by multiplying the Net Selling Price of the Combination Product by the fraction A/(A+B), where A is the average invoiced price per unit of the Licensed Product when sold as a stand-alone Licensed Product in finished form in the applicable country and B is the average invoice price of the other product(s) sold as stand-alone product(s) in finished form in the applicable country. In the event that such average invoiced price cannot be determined for the Licensed Product or the other product(s), the fraction applied to the Net Selling Price in the applicable country for purposes of determining royalties shall be the percentage determined by dividing one by the number of active ingredients in that Combination Product.

6.	Section 1.15 of the License Agreement shall be amended in its entirety as follows:

“Sale” or “Sold” shall mean the sale, transfer, exchange, or other disposition to a third party of Licensed Products whether by gift, other than gifts for humanitarian purposes, or for non-monetary consideration (e.g., barter or exchange), by BUKWANG, its Affiliates or sublicensees. For purposes of this Agreement, the disposition of a Licensed Product or the use of the Licensed Product in clinical studies, compassionate use, named patient programs, under a treatment IND, introduction, without sales, into a formulary or equivalent thereof, any nonregistrational non-commercial studies, patient assistance program or any similar instance shall not be deemed a Sale.

7.	The following definition shall be added to Article 1 of the License Agreement:

“Combination Product” shall mean any Licensed Product that contains one or more additional pharmaceutically active ingredients that are not Licensed Products.

3

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

8.	Delete the last two sentences of Section 2.4 of the License Agreement and replace them with the following:

If at any time during the term of this Agreement, the United States government should take action which terminates this Agreement or requires that this Agreement be terminated, BUKWANG acknowledges this Agreement will automatically terminate. In such event, BUKWANG shall not have any right to the return of any payments of any kind made by it to LICENSOR prior to the date of termination, other than any overpayment of earned royalties as determined by any audit conducted pursuant to Section 6.2 of this Agreement.

9.	Section 2.5 of the License Agreement shall be amended in its entirety as follows:

BUKWANG shall have the right to enter into sublicensing arrangements for the rights, privileges and licenses granted hereunder, provided that BUKWANG shall remain responsible for the operations of its sublicensees relevant to this Agreement as if such operations were carried out by BUKWANG, including but not limited to the payment of all fees and royalties due under this Agreement. Upon any termination of this Agreement, the sublicensees’ rights shall also terminate, however, Pharmasset and LICENSOR have entered into a Memorandum of Understanding that will permit Pharmasset to become a direct licensee of LICENSOR within the territory specified under the Pharmasset Sublicense Agreement.

BUKWANG shall require its Affiliates and sublicensees to share with BUKWANG the results of non-clinical and clinical studies and progress reports related to the development of Licensed Products. BUKWANG shall further ensure that such study results and progress reports may be shared among all of BUKWANG’s Affiliates and sublicensees involved in the development of Licensed Products.

10.	Section 2.6 of the License Agreement shall be amended in its entirety as follows:

(i)	LICENSOR agrees that PHARMASSET’s performance of its obligations set forth in the Pharmasset Sublicense Agreement, as BUKWANG’s sublicensee, shall be deemed to be complete performance of any diligence obligations which BUKWANG has in the countries licensed to PHARMASSET, including, but not limited to, any and all obligations set forth in Article 3.

(ii)	BUKWANG agrees that the Pharmasset Sublicense Agreement shall contain a provision for the payment of a royalty of no less than [***] percent ([***]%) of the Net Sales (as defined in the Pharmasset Sublicense Agreement) of all Licensed Products (as defined in the Pharmasset Sublicense Agreement) by PHARMASSET with the following exceptions:

(a)

if at any time during the term of the Pharmasset License Agreement, (i) a third party or third parties commence selling a product in a country of the territory licensed to Pharmasset and (ii) such product contains any Licensed Product (as defined in the Pharmasset Sublicense Agreement) (“Unlicensed Unit Sales”), and (A) if such Unlicensed Unit Sales for any royalty period amount to more than [***] percent ([***]%) and less than [***] percent ([***]%) of Pharmasset’s Unit Sales of Licensed Product (as

4

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

defined in the Pharmasset Sublicense Agreement) in such country in such royalty period, determined in accordance with the Pharmasset License Agreement, then Pharmasset’s royalty obligation in such country with respect to such Licensed Product (as defined in the Pharmasset Sublicense Agreement) may be reduced by [***] percent ([***]%) of the Net Sales (as defined in the Pharmasset License Agreement), or (B) if such Unlicensed Unit Sales for any royalty period amount to more than [***] percent ([***]%) of Pharmasset’s Unit Sales of Licensed Product (as defined in the Pharmasset Sublicense Agreement) in such country in such royalty period, determined in accordance with the Pharmasset License Agreement, then Pharmasset’s royalty obligation in such country with respect to such Licensed Product (as defined in the Pharmasset Sublicense Agreement) may be reduced by [***] percent ([***]%) of the Net Sales (as defined in the Pharmasset License Agreement). Notwithstanding the foregoing, in no event may the royalty due to Bukwang be reduced to less than [***] percent ([***]%); and

(b)	if Pharmasset, due to a claim of infringement by a third party, is required, after consultation with Bukwang, to obtain a license from any third party under any patent in order to use, make, have made, offer for sale or sell a Licensed Product (as defined in the Pharmasset License Agreement), or if Pharmasset is required, after consultation with Bukwang, to pay a royalty under such license calculated on sales of a Licensed Product (as defined in the Pharmasset License Agreement) in any country, and the infringement of such third party patent cannot reasonably be avoided by Pharmasset, or if Pharmasset is required by a court of competent jurisdiction to pay such a royalty, then Pharmasset’s obligation to pay royalties to Bukwang based on sales of the same Licensed Product (as defined in the Pharmasset License Agreement) in such country may be reduced by [***] percent ([***]%) of the amount of the royalty paid to such third party. In addition, if Pharmasset is required to pay upfront payments, license fees, milestone payments or other similar payments to such third party in consideration for such license, then Pharmasset may amortize the amount of such other payment equally over a [***] ([***]) year period and apply such amounts as a credit against its royalty payment obligations. Notwithstanding the foregoing, in no event shall the royalty due to Bukwang pursuant to the Pharmasset License Agreement be reduced to less than [***] percent ([***]%).

(c)	Should a compulsory license be granted to any third party in any country of the Territory (as defined in the Pharmasset License Agreement) to make, have made, use, import, offer for sale or sell Licensed Products (as defined in the Pharmasset License Agreement), the royalty rate payable for sales of the Licensed Products (as defined in the Pharmasset License Agreement) by Pharmasset in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

5

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

(iii)	Notwithstanding anything to the contrary, BUKWANG and LICENSOR acknowledge and agree that any amounts owed to LICENSOR as a result of the Pharmasset Sublicense Agreement shall be the sole responsibility of BUKWANG. Any amounts owed or reports required by PHARMASSET under the Pharmasset Sublicense Agreement shall be paid and reported directly to BUKWANG who shall be solely responsible for remitting the proper amounts to LICENSOR under this Agreement.

11.	Section 2.10 of the License Agreement shall be amended in its entirety as follows:

Except for those instances under Article 2.6 of this Agreement in which the royalty rate may drop to [***] percent ([***]%), BUKWANG agrees that payments to LICENSOR in respect of royalties received by BUKWANG under the Pharmasset Sublicense Agreement shall not be less than [***] percent ([***]%) of Net Sales of Licensed Products (as defined in the Pharmasset Sublicense Agreement) for any royalty period during the term hereof. Should the royalty rate under Article 2.6 drop from [***] percent ([***]%) to [***] percent ([***]%), BUKWANG agrees that payments to LICENSOR in respect of royalties received by BUKWANG under the Pharmasset Sublicense Agreement shall not be less than [***] percent ([***]%) of Net Sales of Licensed Products (as defined in the Pharmasset Sublicense Agreement) for any royalty period during the term hereof.

12.	Section 2.11 of the License Agreement shall be amended in its entirety as follows:

BUKWANG agrees to share with LICENSOR all license issue fees, milestone payments or fees other than royalties and all royalties on Licensed Products (as that term is defined in the applicable sublicense agreement) it receives under any sublicense agreement in the following manner:

	LICENSOR		BUKWANG
Income from royalties from sublicensee(s)	[***]	%	[***]	%
Income from sublicense issue fees, milestone payments, or fees other than royalties	[***]	%	[***]	%

For the purposes of this Section 2.11, the term “royalty” shall mean payments received by Bukwang that are based upon actual or anticipated sales, including but not limited to running royalties, minimum royalty payments and any other fees that are based upon annual or cumulative sales volumes.

For the avoidance of doubt under this Article 2.11, with the exception of the first [***] dollars ($[***]) in payments under sublicenses granted within the Asian territory and the first [***] dollars ($[***]) in payments under sublicenses granted in the territories outside of Asia, any payments received by BUKWANG that are based upon annual or cumulative sales of Licensed Products (as that term is defined in the applicable sublicense agreement) shall be considered royalty payments and [***] percent ([***]%)

6

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

of such payments paid to LICENSOR. [***] percent ([***]%) of such first [***] dollars ($[***]) in payments under sublicenses granted within the Asian territory and such first [***] dollars ($[***]) in payments under sublicenses granted in the territories outside of Asia shall be paid to LICENSOR.

BUKWANG shall not be required to share with LICENSOR any license fees or royalties received as consideration from sublicensees under licenses to trademarks owned by BUKWANG.

13.	A new Section 2.12 shall be added to the License Agreement as follows:

LICENSOR agrees not to sue BUKWANG or its Affiliates or sublicensees for patent infringement for practicing a claim of Licensed Patents if practicing said claim is required to make, have made, use, import, offer for sale, sell or have sold Licensed Products in the Territory in the Field of Use.

To the extent that the rights have not already been obligated exclusively to another party, and subject to the exclusions found in Exhibit C of the Pharmasset Sublicense Agreement, LICENSOR hereby grants BUKWANG a first right of negotiation for a license, within the Field of Use, under LICENSOR’s ownership rights in new inventions made by LICENSOR where such new inventions may not be practiced without infringing the Licensed Patents. Such first right of negotiation shall extend for a period of sixty (60) days from the time that LICENSOR discloses such new inventions to BUKWANG in writing. In the event that BUKWANG exercises its first right to negotiate for a license, such license shall be restricted to the Territory and the Field of Use and shall be completed within one hundred eighty (180) days of BUKWANG’s exercise of its first right to negotiate. Should BUKWANG not exercise its first right to negotiate within such sixty (60) day period, or should a license not be consummated within said one hundred eighty (180) day period, LICENSOR shall be free to offer a license to third parties without obligation to BUKWANG, and BUKWANG shall not have the benefit of any agreement not to sue described above in this Section 2.12.

14.	A new Section 2.12 shall be added to the License Agreement as follows:

In the event this Agreement is terminated and one or more of BUKWANG’s sublicensees becomes a direct licensee with LICENSOR and such sublicensees’ licenses with BUKWANG continue with respect to any BUKWANG patents and/or know-how that are not licensed pursuant to the sublicense under this Agreement, BUKWANG agrees that the royalties to be paid by such sublicensees to BUKWANG in a given country shall not be more than [***] percent ([***]%) of the royalty due to Bukwang for such country before such termination of this Agreement. As an example, in the event that this Agreement is terminated and a sublicensee becomes a direct licensee with LICENSOR and the royalty payable by such sublicensee to BUKWANG in a given country under the sublicense agreement prior to such termination was [***] percent ([***]%), then the royalty due to BUKWANG under such sublicensee’s continuing licenses with BUKWANG under any BUKWANG patents and/or know-how for such country shall not be more than [***] percent ([***]%).

7

15.	Section 3.2 of the License Agreement shall be amended in its entirety as follows:

Lack of Diligence. If, on a country-by-country basis, LICENSOR concludes that BUKWANG is not diligent in developing and Selling Licensed Products pursuant to Section 3.1 for any reason other than (a) the withholding by a regulatory agency of marketing approval despite BUKWANG’s diligent efforts to obtain such approval; or (b) unanticipated technical or scientific problems which have been reported to LICENSOR in writing; or (c) other causes beyond the reasonable control of BUKWANG; then LICENSOR, may, at its sole discretion, on a country-by-country basis, terminate this Agreement pursuant to Section 12.4 hereof.

16.	Section 3.3 of the License Agreement shall be amended in its entirety as follows:

BUKWANG agrees, that BUKWANG, its Affiliates and sublicensees shall use commercially reasonable efforts, to clinically develop and obtain Registration of L-FMAU, either as a monotherapy or a combination therapy, on a country by country basis, in their respective territories.

17.	Add the following paragraph to Section 4.4 of the License Agreement as follows:

Invoices, including reasonable substantiation thereof, shall be submitted once in respect of each fiscal quarter as promptly as practicable after the end of such quarter. Payments shall be due net thirty (30) days from the date of invoice. BUKWANG hereby authorizes LICENSOR to submit, and LICENSOR hereby agrees to submit, all invoices in respect of the territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement directly to PHARMASSET for reimbursement.

18.	Add the following sentence to Section 5.1 of the License Agreement as follows:

Any provision of this Agreement to the contrary notwithstanding, payments and reports due hereunder in respect of payment and reports received by BUKWANG from PHARMASSET pursuant to the Pharmasset Sublicense Agreement will not be due to be submitted to LICENSOR until sixty (60) days after the date of receipt by BUKWANG from PHARMASSET.

19.	Section 5.4 of the License Agreement shall be amended in its entirety as follows:

Currency Conversion. With respect to sales of the Licensed Product invoiced in United States dollars, the Net Selling Price shall be expressed in United States dollars. With respect to sales of the Licensed Product invoiced in a currency other than United States dollars, the Net Selling Price shall be expressed in the domestic currency of the party making the sale together with the United States dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any of BUKWANG, its Affiliates or sublicensees makes any sales invoiced in a currency other than its domestic currency, the Net Selling Price shall be converted to its domestic currency in accordance with BUKWANG’s or its Affiliate’s or sublicensee’s normal accounting practices.

8

20.	Section 5.5 of the License Agreement shall be amended in its entirety as follows:

Interest. In the event any payment due hereunder is not made when due, the payment shall accrue simple interest (beginning on the date such payment is due) at the lower of (a) the US Prime Rate, as reported in the Wall Street Journal, Eastern Edition, on the due date (or, if the due date is not a business day, on the last business day prior to such due date), or (b) the maximum rate permitted by applicable law, and such payment when made shall be accompanied by all interest so accrued. The payment of such interest shall not foreclose LICENSOR from exercising any other rights it may have because any payment is late.

21.	Add the following as Section 5.6 of the License Agreement as follows:

Performance of BUKWANG’s Sublicensee. LICENSOR agrees that any and all reports required to be submitted by BUKWANG pursuant to this Article 5 may instead be submitted by PHARMASSET in respect of that portion of the Licensed Territory in which the Pharmasset Sublicense Agreement is in effect and that submission of a report by PHARMASSET to LICENSOR in accordance with this Article 5 shall be deemed to satisfy BUKWANG’s obligation do to so under this Article 5.

22.	In Section 6.2 of the License Agreement, five percent (5%) shall be changed to seven and one half percent (7.5%).

23.	Section 7.1 of the License Agreement shall be amended in its entirety as follows:

Prosecution and Maintenance of Licensed Patents. The prosecution and maintenance of the Licensed Patents shall be the primary responsibility of LICENSOR. LICENSOR shall keep BUKWANG informed as to all developments with respect to Licensed Patents and shall keep PHARMASSET informed as to all developments with respect to Licensed Patents in that portion of the Licensed Territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement. BUKWANG shall be afforded reasonable opportunities to advise LICENSOR and cooperate with LICENSOR in such prosecution and maintenance and PHARMASSET, on behalf of BUKWANG, shall be afforded reasonable opportunities to advise LICENSOR and cooperate with LICENSOR in such prosecution and maintenance with respect to Licensed Patents in that portion of the Licensed Territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement.

If BUKWANG fails to reimburse LICENSOR for any patent prosecution expenses respecting any patent application or issued patent included in the Licensed Patents within the time allowed therefor, upon at least thirty (30) days’ prior notice to BUKWANG, LICENSOR shall notify PHARMASSET of BUKWANG’s failure to pay such prosecution expenses if any such expenses respect a patent application or an issued patent included in the Licensed Patents in that portion of the Licensed Territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement. If PHARMASSET fails

9

to reimburse LICENSOR for any such patent prosecution expenses within thirty (30) days after receipt of notice, LICENSOR may remove such patent application or issued patent from the Licensed Patents and LICENSOR shall be free, at its election to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

BUKWANG, upon ninety (90) days advance written notice to LICENSOR, may advise LICENSOR that it no longer wishes to pay expenses for filing, prosecuting or maintaining one or more Licensed Patents. If such Licensed Patents are in that portion of the Licensed Territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement, LICENSOR shall notify PHARMASSET of BUKWANG’s refusal to pay such expenses. If such Licensed Patents are outside of the PHARMASSET licensed territory, or if PHARMASSET does not, within thirty (30) days of such notice, pay the expenses for filing, prosecution or maintaining the Licensed Patents in the territory licensed to PHARMASSET under the Pharmasset Sublicense Agreement, LICENSOR may, at its option, elect to pay such expenses or permit such Licensed Patents to become abandoned or lapsed. If LICENSOR elects to pay such expenses, such patents shall not be subject to any license granted to BUKWANG hereunder and LICENSOR shall be free to grant rights to such Licensed Patents to third parties.

24.	Add the following to Section 7.3 to Article 7 of the License Agreement as follows:

7.3 Further Obligations.

(a) Except as otherwise provided in Article 8, each party’s responsibilities for patent prosecution activities pursuant to this Article 7 shall also include all ex parte and inter partes activities relating to the relevant patent applications and patents, including all interference, opposition and observation proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party’s or its sublicensee’s position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this subparagraph (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, it shall give notice to the other party pursuant to the applicable provisions of subparagraph (b) below and the other party or its sublicensee, as applicable, may initiate, pursue or assume such patent prosecution activities, as its sole expense.

(b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it in its own discretion. In addition to the other obligations set forth in this Article 7, each party undertakes to keep the other party and, if applicable, such other party’s sublicensee throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other party or its sublicensee, as applicable and as appropriate for the licensed territory for a given sublicensee, upon reasonable request and at reasonable intervals, with all correspondence

10

with the applicable patent office counterparts with respect to the applicable patents and patent applications. To the extent that a party has not previously done so, or promptly upon request by the other party or sublicensee, in order to assist such other party or its sublicensee in connection with any of its activities or the exercise of any of its rights pursuant to Article 7, such party shall provide the other party or its sublicensee with such additional relevant documentation which such other party or its sublicensee may reasonably request relating to such patent applications and patents in the Licensed Patents, including but not limited, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate any other patent prosecution activities for which it has patent prosecution responsibility pursuant to this Article 7, it shall give the other party or its sublicensee notice thereof in a sufficiently timely manner so as to enable such other party or sublicensee to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its best efforts to give such notice at least sixty (60) days before any abandonment, lapse or any other relevant deadline.

(c) BUKWANG and LICENSOR agree that, during the term of the Pharmasset Sublicense Agreement, the rights of BUKWANG under this Article 7 shall be exercised, if at all, by PHARMASSET with respect to all patent prosecution activities in any portion of the Licensed Territory in which the Pharmasset Sublicense Agreement is then in effect. With respect to such patent prosecution activities, LICENSOR shall communicate with PHARMASSET directly.

25.	Section 8.1(c) of the License Agreement shall be amended in its entirety as follows:

If LICENSOR shall fail within ninety (90) days after receiving notice from BUKWANG of a potential infringement, to either (i) terminate such infringement or (ii) to institute, either jointly as provided in subparagraph (a) above or solely as provided in subparagraph (b) above and, thereafter, to prosecute such suit diligently, or (iii) if LICENSOR notifies BUKWANG that it does not plan to institute or join in such suit, BUKWANG may institute suit, and if required by law or required in order to bring suit or other legal action, name LICENSOR as a plaintiff. BUKWANG shall bear the entire cost of such litigation, including defending any counterclaims brought against LICENSOR and paying any judgments rendered against LICENSOR, and shall be entitled to retain the entire amount of any recovery or settlement.

26.	A new Section 8.1(d) shall be added to the License Agreement as follows:

In the event BUKWANG commences a suit pursuant to subparagraph (c), BUKWANG may deposit up to thirty percent (30%) of any royalties and milestone payments which are otherwise payable to LICENSOR during the pendency of such suit in an interest-bearing escrow account. Upon final resolution of such suit, BUKWANG shall provide LICENSOR with an accounting of the amounts escrowed and BUKWANG’s expenses incurred in such infringement suit. BUKWANG shall be entitled to offset any expenses which BUKWANG fails to recoup in such suit against the escrowed amounts. Any escrowed amounts (and interest thereon) in excess of BUKWANG’s unrecouped expenses shall be promptly paid to LICENSOR.

11

27.	A new Section 8.3 shall be added to the License Agreement as follows:

Sublicense Rights. BUKWANG and LICENSOR agree that, during the term of the Pharmasset Sublicense Agreement, the rights of BUKWANG under this Article 8 shall be exercised, if at all, by PHARMASSET with respect to any infringements in any portion of the Licensed Territory in with the Pharmasset Sublicense Agreement is then in effect. With respect to such infringements, LICENSOR shall contact Pharmasset regarding decisions relating to whether it desires to commence any infringement suit and, if so, whether such suit should be commenced jointly.

28.	A new Section 9.4 shall be added to the License Agreement as follows:

Rights to Disclose. Notwithstanding any provision of this Article 9 to the contrary, BUKWANG shall have the right to disclose any and all information and technology disclosed to it by LICENSOR to PHARMASSET. LICENSOR agrees that PHARMASSET shall have the right to disclose such information and technology as provided in Article 13 of the Pharmasset Sublicense Agreement.

29.	Section 12.1 of the License Agreement shall be amended in its entirety as follows:

Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Operative Date and shall continue until the date of expiration of the last-to-expire of the Licensed Patents, including any renewals or extensions thereof.

30.	Delete the first sentence of Section 12.4 of the License Agreement and replace it with the following:

LICENSOR may exercise its right of termination by giving BUKWANG, its trustees or receivers or assigns, sixty (60) days prior written notice of the occurrence of an event giving cause for termination hereunder and of LICENSOR’s election to terminate.

31.	Section 14.4 of the License Agreement shall be amended in its entirety as follows:

BUKWANG shall mark Licensed Products Sold in the United States with United States patent numbers. Licensed Products manufactured or Sold in other countries shall be marked in compliance with the intellectual property laws in force in such foreign countries. The foregoing obligations shall be subject to size and space limitations in accordance with any regulatory requirements and any later agreement between the parties.

12

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

32.	A new Section 14.11 shall be added to the License Agreement as follows:

Third Party Beneficiary. PHARMASSET shall be deemed an intended beneficiary hereunder and have the right to enforce the rights under Sections 2.12, 4.4, 5.6, 7.1, 7.3, 8.1(c), 8.1(d), 8.3 and 9.4 of this Agreement.

33.	Exhibit A of the License Agreement is deleted and replaced with Exhibit A attached hereto. LICENSOR warrants and represents that, with the exception of the two patent cases identified by U.S. patent numbers [***] and [***], Exhibit A is a complete list of all patents and patent applications which LICENSOR owns as of the date hereof that relate to the development, manufacture, use, sale, offer for sale, import, export and/or registration of the Licensed Products. The patent case identified by U.S. patent number [***] and U.S. patent application publication number [***] and all foreign counterpart patents and patent applications thereto are specifically excluded from Exhibit A.

34.	Attached hereto as Exhibit B is a true and correct copy of the waiver obtained by LICENSOR from the United States government pursuant to 35 USC §204, pursuant to which LICENSOR was authorized to grant the rights and license granted to BUKWANG under the License Agreement.

35.	This Amendment Number 5 shall become effective upon the Effective Date of the Pharmasset Sublicense Agreement (as defined therein).

36.	Except as amended by this Amendment Number 5, the License Agreement shall remain unchanged and continue in full force and effect.

37.	This Amendment Number 5 and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the state of Georgia and the United States of America.

38.	This Amendment Number 5 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

13

IN WITNESS WHEREOF, LICENSOR and BUKWANG have caused this Amendment Number 5 to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

LICENSOR:		BUKWANG:

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.		BUKWANG PHARM. IND. CO., LTD

By:	/s/ Robert R. Fincher	By:	/s/ Sung Koo Lee

Name:	Robert R. Fincher, Ph.D.	Name:	Sung Koo Lee

Title:	Chief Licensing Officer	Title:	President & CEO

YALE UNIVERSITY

By:	/s/ Jon Soderstrom

Name:	Jon Soderstrom

Title:	Managing Director Office Cooperative Research

14

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

Exhibit A

Licensed Patents

* UGA [***] IS ALSO UGA [***]

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]			[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]

15

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

16

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]

17

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

18

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	File Date	Status
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]
	[***]	[***]		[***]	[***]	[***]

19

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

EXHIBIT B

U.S. Government Waiver

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service National Institutes of Health

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard
Rockville, MD 20858

DATE:	March 28, 1996

TO:	Barbara M. McCarey, J.D. Deputy Director, OTT

FROM:	Technology Licensing Specialist, OTT

SUBJECT:	Recommendation to Grant U.S. Manufacture Requirement Waiver on Extramural Inventions entitled “[***]” Invented by [***] / (University of Georgia and Yale University [***])

OTT Reference #: [***]

The Office of Technology Transfer (OTT) has evaluated the U.S. Manufacturers Requirement waiver request by the University of Georgia and Yale University and determined that granting the waiver would be consistent with the statutory criteria and will enable the licensee, Bukwang Pharm. Inc. Co., Ltd, to continue the manufacturing and the commercialization of this federally supported technology.

The U.S. manufacturing requirements are set forth at 35 U.S.C. 204. Waivers of the U.S. manufacturing requirements may be granted upon a showing that 1) reasonable but unsuccessful efforts have been made to license the Invention to licensees likely to manufacture substantially in the U.S.; or that 2) domestic manufacture is not commercially feasible under the circumstances.

Technology Profile

The federally supported ([***]) technologies resulted in the filing of a U.S. Patent Application in February of 1994, covering a method and compound for the treatment of Hepatitis B Virus (HBV).

The inhibitory effects of the L-analogs of nucleotides represent a new strategy in the development of potential drugs against viruses like HBV, EBV, and HIV. Lack of toxicity of these compounds in the human systems in comparison to their D-counterparts and efficient inhibition of viral processes makes it a novel strategy to combat viral diseases. L-FMAU falls into this category and could prove to be a very active anti viral agent against HBV and EBV.

20

Licensing Activities

The granting institutions that developed the present technology have made a substantial effort to license this invention. The following U.S. companies that manufacture and market technologies in this field have had an opportunity to review this invention for the purpose of licensing: Abbott Laboratories, Avid Therapeutics, Inc., Bristol-Myers Squibb, Gilead Sciences, Lipitek International, Microprobe Corporation, and OncoRx. Unfortunately, no U.S. companies have sufficient interest to license this invention. There are several competing technologies to this invention. The grantee institutions are not certain but, they believe one of the reasons they have not been successful in securing a U.S. manufacturer is due to these competing technologies. Two of the other competing technologies are nucleoside analogs and the U.S. market for treatment of HBV is apparently too small for U.S. companies to pursue another alternative therapy. Further, it follows that if the U.S. market is not large enough to attract a domestic manufacturer, it would not be commercially feasible to create an FDA compliant facility to manufacture the subject compounds in the U.S.

Recommendation

OTT recommends approval of the University of Georgia’s and Yale University’s request to waive the U.S. manufacturing requirement for Bukwang Pharm. Ind. Co., Ltd. based on provisions in 35 U.S.C. 204, for the following reasons:

1) The University of Georgia and Yale University have been unsuccessful in their efforts to license the present invention to a U.S. company.

2) There is an exclusive license agreement between the University of Georgia and Yale University and Bukwang Pharm. Ind. Co., Ltd of South Korea that will allow this invention to be developed into a therupeutic for the treatment of HBV.

3) The commercial market for the present invention in the U.S. is not large enough to support the investment required to construct an FDA compliant facility in the U.S.

Please sign below to indicate whether you concur with the recommendations to grant the waiver under these conditions, or whether you elect to deny the waiver.

/s/ J.B. Palmer-Vihtelic
J.B. Palmer-Vihtelic

☒	Approve waiver

☐	Disapprove waiver

/s/ Barbara M. McCarey	March 29, 1996
Barbara M. McCarey, J.D.	Date

21

EXHIBIT J

ADDITIONAL SUPPLY TERMS

The following sets forth an outline of the principal terms of a supply agreement (the “Supply Agreement”) to be negotiated pursuant to Article 21 of the License Agreement. In each case, the terms hereof and of the Supply Agreement will be subject to the parties’ rights and obligations under the License Agreement.

1. Delivery. Compound supplied by Bukwang to Pharmasset shall be delivered to a facility designated by Pharmasset.

2. Shortage of Materials.

(a) In the event that Bukwang determines that the materials and/or resources required to manufacture and deliver Compound to Pharmasset in a timely manner are, or are reasonably anticipated to become, in short supply such that Bukwang may be unable to provide Pharmasset with the quantities of Compound forecast by Pharmasset under the Supply Agreement, Bukwang shall notify Pharmasset of such shortage as promptly as practicable. If Bukwang so notifies Pharmasset, Bukwang and Pharmasset shall promptly meet to discuss how to address the potential shortage.

(b) In the event that Bukwang, at any time, has any information indicating that it may not be able to supply Pharmasset with all forecasted or ordered quantities of Compound (whether or not Bukwang may be at fault), Bukwang shall promptly provide Pharmasset a written notice to that effect.

3. Quality Assurance. The parties shall enter into a Quality Agreement (the “Quality Agreement”) which shall set forth certain obligations of each party regarding the manufacture and supply of Compound consistent with the current specifications which apply to current manufacture of Compound in Germany under United States standards attached hereto as Schedule 1. As more specifically set forth in the Quality Agreement, Bukwang shall be responsible for all aspects of its supply chain regarding the Compound, including without limitation quality control, quality assurance, release testing and stability testing until delivery thereof to Pharmasset.

4. Location of Manufacturing. All Compound supplied by Bukwang to Pharmasset shall be manufactured only in a facility that has been designated as an approved manufacturing facility by the FDA in full cGMP compliance. Should Bukwang desire to change any of the manufacturing sites for Compound, or any component thereof, to a site other than those designated in the applicable United States Registration, Bukwang shall notify Pharmasset in writing and the Parties shall thereafter meet to discuss the potential consequences of such a change. Bukwang shall not change manufacturing sites for Compound, or any component thereof, to be supplied to Pharmasset except in accordance with the authorization of the applicable Registration and the change control procedures and applicable consent requirements set forth in the Supply Agreement.

1

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

5. Back-Up Manufacturing Rights. If Bukwang fails to supply at least [***] percent ([***]%) of Pharmasset’s requirements for Compound on a rolling [***] ([***]) month cumulative basis (a “Failure to Supply”), then Pharmasset shall so notify Bukwang and Bukwang shall have thirty (30) days to cure such Failure to Supply. If such Failure to Supply is not timely cured, then Pharmasset may, by providing written notice within one hundred ninety (90) days of the occurrence of such Failure to Supply, elect to assume, or have its designee assume, manufacturing of Compound. If Pharmasset elects to assume, or have its designee assume, the manufacturing of Compound, the following provisions shall be applicable:

(a) Transfer of Manufacturing Technology. Bukwang, within thirty (30) days of receipt of Pharmasset’s notice, or during such longer period as may be reasonably necessary, shall, without undue interference with Bukwang’s continuing operations, be responsible for providing Pharmasset or its designee, to the extent consistent with third-party rights, with the documentation, know-how and technical assistance necessary for the successful implementation of the manufacturing process at a location to be designated by Pharmasset. To the extent practicable, Bukwang shall continue to supply Pharmasset with Compound under the terms of the Supply Agreement until Pharmasset or its designee is capable of doing so.

(b) Documentation to be Provided by Bukwang. In particular, in connection with the provision of the manufacturing technology for Compound, Bukwang shall provide the following to Pharmasset or its designee to the extent consistent with third party rights:

(i) Copies of flow charts of the manufacturing procedures and work instructions related to manufacturing the Compound;

(ii) A list of all equipment, including the source of the equipment, utilized in the production of the Compound;

(iii) Copies of all current specifications, including packaging, for the Compound;

(iv) Copies of all standard operating procedures for the manufacturing procedures to be transferred;

(v) All necessary environmental conditions necessary to manufacture the Compound and copies of any existing external environmental impact studies based on the materials or methods employed in the manufacturing method to be transferred; and

(vi) Such other documentation as the parties may agree.

(c) Audit of Bukwang Procedures. The Supply Agreement will contain reasonable and customary provisions allowing Pharmasset or its designee to inspect and audit those portions of the sites at which the Compound is manufactured in connection with the establishment of manufacturing capability for Compound.

2

(d) Access to Bukwang Personnel. Bukwang shall, without undue interference with Bukwang’s continuing operations, make available to Pharmasset or its designee, for a reasonable period of time, all manufacturing and operations personnel necessary to support the establishment of the manufacturing technology to Pharmasset or its designee, including the personnel necessary for the validation and qualification of the transferred manufacturing protocol. These personnel shall be reasonably available to Pharmasset or its designee and shall reasonably cooperate with Pharmasset or its designee in the implementation of the manufacturing technology until all Installation Qualification, Operation Qualification and Process Qualification procedures have been completed successfully.

(e) upon Pharmasset’s request, Bukwang shall, to the extent practicable, supply Pharmasset with clinical and commercial quantities of such Compound for the shorter of (i) the period until Pharmasset or its designee has established and validated a manufacturing process for such Compound and is approved to manufacture clinical trial and commercial supplies of such Compound or (ii) twelve (12) months from the effective date of such Pharmasset election; provided, however, that Pharmasset will reimburse Bukwang for Bukwang’s Acquisition Cost or Manufacturing Cost for such Compound.

6. Forecasts. No later than eighteen (18) months prior to the anticipated launch date, Pharmasset will give to Bukwang a twelve (12) month rolling forecast of Pharmasset’s estimated monthly requirements of Compound. The first three (3) months of the forecast shall be binding and the remainder shall be a good faith estimate of Pharmasset’s requirements. Pharmasset will provide Bukwang with rolling three-month binding purchase orders for Compound in accordance with the binding portion of the rolling forecast.

7. Representations and Warranties. Bukwang shall make, and shall cause its Affiliates to make, representations and warranties regarding the Compound supplied under the Supply Agreement, including, without limitation, the following representations and warranties:

(a) All Compound shall (i) be manufactured in accordance with the then-current good manufacturing practices of all applicable regulatory authorities in countries reasonably designated on not less than ninety (90) days notice by Pharmasset from time to time, and all other applicable laws, at the time of delivery of Compound, (ii) comply with the specifications at the time of delivery.

(b) Bukwang will guarantee that any Compound delivered under the Supply Agreement (i) shall not be adulterated or misbranded within the meaning of the FDA act and applicable foreign equivalents at the time of delivery to Pharmasset, and (ii) is not an article that may not, under the FDA act (or applicable foreign equivalents), be introduced into interstate commerce.

8. Covenants. Bukwang shall make, and shall cause its Affiliates to make, covenants relating to Compound supplied under the Supply Agreement, including, without limitation, the following covenants:

(a) Bukwang shall, and require its Affiliates and third party contract manufacturers, if any, to maintain all regulatory and governmental permits, licenses and approvals that may be necessary to manufacture and ship Compound;

3

(b) Bukwang shall advise Pharmasset of any information that arises out of Bukwang’s or its Affiliates’ or third party contract manufacturers’ activities of which it is aware, that have material adverse regulatory compliance and/or reporting consequences concerning Compound;

(c) Bukwang shall promptly advise Pharmasset of any requests by any regulatory authority for inspections at the premises of Bukwang or its Affiliates or third party contract manufacturers, with respect to Compound;

(d) In the event Bukwang or its Affiliates or third party contract manufacturers are inspected by any regulatory authority relating to Compound, Bukwang will use commercially reasonable efforts to ensure, subject to rights of third parties, that Pharmasset shall have the right to be present during such inspection. Bukwang shall promptly notify Pharmasset of any alleged violations or deficiencies relating to a facility at which Compound is manufactured, packaged or stored, and shall promptly disclose to Pharmasset all relevant portions of any notice of observations or potential violations as well as a copy of its or its Affiliates’ or third party contract manufacturers’ response thereto;

(e) For the purpose of permitting a quality and compliance audit, Bukwang shall grant to authorized representatives of Pharmasset (or a third party hired on behalf of Pharmasset who is reasonably acceptable to Bukwang), upon reasonable notice, access to areas of each of its plants, and permit Pharmasset access to areas of Bukwang’s and its Affiliates’ and, to the extent practicable and to the extent consistent with third party rights, third party contract manufacturers’ plants, at such times as Compound is being manufactured, packaged or tested; provided, that Pharmasset’s audit of any third party facilities will be subject to reasonable and customary confidentiality and non-use obligations;

(f) Pharmasset shall have the right, consistent with the rights of third parties, to examine those technical records made by Bukwang or its Affiliates or third party contract manufacturers that relate to the manufacture of Compound; provided, that such records will be subject to reasonable and customary confidentiality and non-use obligations; and

(g) Bukwang shall ensure that its third party contract manufacturers agree to provide indemnification for any third party product liability claims arising out of the failure of such third party contract manufacturer to manufacture Compound in accordance with their respective specifications.

9. Additional Provisions. In addition to more detailed terms regarding the matters specified above in this Exhibit J, the Supply Agreement shall contain such other customary supply agreement provisions as are agreed upon by the parties.

4

EXHIBIT A

PRIMARY LICENSE AGREEMENT BETWEEN BUKWANG, YALE

UNIVERSITY AND UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC.

DATED DECEMBER 28, 1995 AND AS AMENDED

5